                                                                                EXECUTION COPY

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                              RESIDENTIAL ACCREDIT LOANS, INC.,

                                           Company,

                               RESIDENTIAL FUNDING CORPORATION,

                                       Master Servicer,

                                             and

                            DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                           Trustee

                                      SERIES SUPPLEMENT,

                                  DATED AS OF MARCH 1, 2006,

                                              TO

                                      STANDARD TERMS OF
                               POOLING AND SERVICING AGREEMENT
                                  dated as of March 1, 2006

                       Mortgage Asset-Backed Pass-Through Certificates

                                       Series 2006-QS3

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ARTICLE I         DEFINITIONS

        Section  1.01 Definitions...........................................................4

        Section  1.02 Use of Words and Phrases.............................................28

ARTICLE II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

        Section  2.01 Conveyance of Mortgage Loans.........................................30

        Section  2.02 Acceptance by Trustee................................................30

        Section  2.03 Representations, Warranties and Covenants of the Master
                      Servicer and the Company.............................................30

        Section  2.04 Representations and Warranties of Sellers.(See Section 2.04 of
                      the Standard Terms)..................................................34

        Section  2.05 Execution and Authentication of Certificates/Issuance of
                      Certificates Evidencing Interests in REMIC I and REMIC II............34

        Section  2.06 Conveyance of Uncertificated REMIC I Regular Interests and
                      REMIC II Regular Interests; Acceptance by the Trustee................34

        Section  2.07 Issuance of Certificates Evidencing Interest in REMIC III............34

        Section  2.08 Purposes and Powers of the Trust. (See Section 2.08 of the
                      Standard Terms)......................................................35

         Section 2.09.  Agreement Regarding Ability to Disclose............................35

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS

        Section  4.01 Certificate Account..................................................37

        Section  4.02 Distributions........................................................37

        Section  4.03 Statements to Certificateholders; Statements to the Rating
                      Agencies; Exchange Act Reporting. (See Section 4.03 of the
                      Standard Terms)......................................................52

        Section  4.04 Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer. (See Section 4.04 of the

ARTICLE V         THE CERTIFICATES

ARTICLE VI        THE COMPANY AND THE MASTER SERVICER

ARTICLE VII       DEFAULT

ARTICLE VIII      CONCERNING THE TRUSTEE

ARTICLE IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

        Section  9.01 Optional Purchase by the Master Servicer of All Certificates;
                      Termination Upon Purchase by the Master Servicer or Liquidation
                      of All Mortgage Loans................................................59

        Section  9.02 Additional Termination Requirements..................................59

        Section  9.03 Termination of Multiple REMICs.......................................59

ARTICLE X         REMIC PROVISIONS

        Section  10.01REMIC Administration.................................................60

        Section  10.02Master Servicer; REMIC Administrator and Trustee Indemnification.....60

        Section  10.03Designation of REMICs................................................60

        Section  10.04Distributions on the Uncertificated REMIC I and REMIC II
                      Regular Interests....................................................60

        Section  10.05Compliance with Withholding Requirements.............................64

ARTICLE XI        MISCELLANEOUS PROVISIONS

        Section  11.07Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................66

        Section  11.08Supplemental Provisions for Resecuritization.........................66

        Section  11.09Allocation of Voting Rights..........................................66

        Section  11.10No Petition..........................................................66

                                           EXHIBITS

Exhibit One-I:        Mortgage Loan Schedule (Group I Loans)
Exhibit One-II:       Mortgage Loan Schedule (Group II Loans)
Exhibit Two-I:        Schedule of Discount Fractions for Group I Loans
Exhibit Two-II:       Schedule of Discount Fractions for Group II Loans
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of March 1, 2006
Exhibit Five:         Jump Schedule Balance

                                           APPENDIX

Appendix I: ...Definition of Class X Principal Reduction Amounts

        This is a Series Supplement,  dated as of March 1, 2006 (the "Series Supplement"),  to the  Standard  Terms of  Pooling  and  Servicing  Agreement,  dated  as of  March 1,  2006 and attached  as Exhibit  Four  hereto  (the  "Standard  Terms"  and,  together  with this  Series
Supplement,  the  "Pooling  and  Servicing  Agreement"  or  "Agreement"),   among  RESIDENTIAL
ACCREDIT  LOANS,  INC., as the company  (together  with its permitted  successors and assigns, the  "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master  servicer  (together  with its permitted  successors  and assigns,  the "Master  Servicer"),  and DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The  Company  intends  to  sell  mortgage   asset-backed   pass-through   certificates
(collectively,  the "Certificates"),  to be issued hereunder in multiple classes, which in the aggregate  will evidence the entire  beneficial  ownership  interest in the Mortgage Loans (as defined herein).  As provided herein,  the REMIC  Administrator will make an election to treat the entire  segregated  pool of assets  described in the definition of Trust Fund, and subject to  this  Agreement  (including  the  Mortgage  Loans),  exclusive  of the  Yield  Maintenance
Agreements  and amounts on deposit in the Initial  Monthly  Payment Fund, as three real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and  provisions of the Standard Terms are hereby  incorporated  by reference herein as though set forth in full  herein.  If any term or provision  contained  herein shall conflict with or be  inconsistent  with any  provision  contained in the Standard  Terms,  the terms and  provisions  of this Series  Supplement  shall  govern.  All  capitalized  terms not otherwise  defined  herein  shall  have the  meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation,  type,  Pass-Through  Rate,  aggregate
Initial  Certificate  Principal  Balance,  Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                         Aggregate Initial
                     Pass-Through         Certificate                                             Maturity              Fitch/                 Minimum
    Designation          Rate           Principal Balance       Features(1)                         Date               Moody's/S&P        Denominations(2)
                                                              Senior/Accretion
       I-A-1          Adjustable                                 Directed/Floater/
                     Rate(3)              $55,000,000.00          Adjustable Rate            March 25, 2036          AAA/Aaa/AAA                 $25,000.00
       I-A-2          Adjustable                   $0.00(4)Senior/Interest Only/ Inverse     March 25, 2036          AAA/Aaa/AAA              $2,000,000.00
                       Rate(3)                                Floater/Adjustable Rate
       I-A-3            5.50%             $30,477,000.00         Senior/Fixed Rate           March 25, 2036          AAA/Aaa/AAA                 $25,000.00
       I-A-4            5.50%             $15,968,000.00   Senior/Jump Accrual/Accretion     March 25, 2036          AAA/Aaa/AAA                 $25,000.00
                                                                Directed/Fixed Rate
       I-A-5            5.50%                $145,000.00     Senior/Accrual/Fixed Rate       March 25, 2036          AAA/Aaa/AAA                 $25,000.00
       I-A-6            6.00%                      $0.00(4Senior/Interest Only/Fixed Rate    March 25, 2036          AAA/Aaa/AAA              $2,000,000.00
       I-A-7            6.00%             $20,000,000.00         Senior/Fixed Rate           March 25, 2036          AAA/Aaa/AAA                 $25,000.00
                                                                 Senior/Accretion
       I-A-8          Adjustable          $88,458,000.00         Directed/Floater/           March 25, 2036          AAA/Aaa/AAA                 $25,000.00
                       Rate(3)                                    Adjustable Rate
       I-A-9          Adjustable                   $0.00(4)Senior/Interest Only/ Inverse     March 25, 2036          AAA/Aaa/AAA              $2,000,000.00
                       Rate(3)                                Floater/Adjustable Rate
      I-A-10            6.00%             $92,341,000.00  Senior/Super Senior/Fixed Rate     March 25, 2036          AAA/Aaa/AAA                 $25,000.00
      I-A-11            6.00%             $49,722,000.00         Senior/Fixed Rate           March 25, 2036          AAA/Aaa/AAA                 $25,000.00
      I-A-12            6.00%             $12,460,000.00  Senior/Super Senior/Fixed Rate     March 25, 2036          AAA/Aaa/AAA                 $25,000.00
      I-A-13            6.00%              $6,250,000.00     Senior/Accrual/Accretion        March 25, 2036          AAA/Aaa/AAA                 $25,000.00
                                                                Directed/Fixed Rate
      I-A-14            6.00%             $23,938,860.00       Senior/Super Senior/          March 25, 2036          AAA/Aaa/AAA                 $25,000.00
                                                                Fixed Rate/Lockout
      I-A-15            6.00%              $5,269,140.00      Senior/Senior Support/         March 25, 2036          AAA/Aa1/AAA                 $25,000.00
                                                                Fixed Rate/Lockout
      II-A-1            6.50%            $499,971,000.00         Senior/Fixed Rate           March 25, 2036          AAA/Aaa/AAA                 $25,000.00
       I-A-P            0.00%              $1,060,890.90       Senior/Principal Only         March 25, 2036          AAA/Aaa/AAA                 $25,000.00
       I-A-V           Variable                    $0.00(6)    Senior/Interest Only/         March 25, 2036          AAA/Aaa/AAA              $2,000,000.00
                     Rate(5)                                       Variable Rate
      II-A-P            0.00%              $8,153,955.30       Senior/Principal Only         March 25, 2036          AAA/Aaa/AAA                 $25,000.00
                                                         (6)    Senior/Interest Only/
      II-A-V           Variable                    $0.00                                     March 25, 2036          AAA/Aaa/AAA              $2,000,000.00
                       Rate(5)                                     Variable Rate
        R-I             6.00%                    $100.00    Senior/Residual/Fixed Rate       March 25, 2036          AAA/Aaa/AAA                      (7)
       R-II             6.50%                    $100.00    Senior/Residual/Fixed Rate       March 25, 2036          AAA/Aaa/AAA                      (7)
       R-III            6.50%                    $100.00    Senior/Residual/Fixed Rate       March 25, 2036          AAA/Aaa/AAA                      (7)
        M-1            Variable           $32,975,800.00       Mezzanine/Fixed Rate          March 25, 2036            AA/NA/NA                  $25,000.00
                     Rate(8)
        M-2            Variable            $9,213,400.00       Mezzanine/Fixed Rate          March 25, 2036            A/NA/NA                  $250,000.00
                       Rate(8)
        M-3            Variable            $6,788,800.00       Mezzanine/Fixed Rate          March 25, 2036           BBB/NA/NA                 $250,000.00
                       Rate(8)
        B-1            Variable            $4,849,200.00      Subordinate/Fixed Rate         March 25, 2036            BB/NA/NA                 $250,000.00
                       Rate(8)
        B-2            Variable            $3,879,300.00      Subordinate/Fixed Rate         March 25, 2036            B/NA/NA                  $250,000.00
                       Rate(8)
        B-3            Variable            $2,909,544.00      Subordinate/Fixed Rate         March 25, 2036            NA/NA/NA                 $250,000.00
                       Rate(8)

(1)  The Certificates, other than the Class B and Class R Certificates, shall be
     Book-Entry  Certificates.  The  Class B and Class R  Certificates  shall be delivered to the holders thereof in physical form.

(2)  The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar  denominations as indicated above (by Certificate  Principal
     Balance or Notional Amount, as applicable) and integral multiples of $1 (or
     $1,000 in the case of the Class I-A-P,  Class II-A-P,  Class B-1, Class B-2
     and Class B-3 Certificates) in excess thereof,  except that one Certificate of any of the Class I-A-P, Class II-A-P, Class B-1, Class B-2 and Class B-3
     Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above  and  such  uneven  multiple  for  such  Class  or the  sum  of  such denomination and an integral multiple of $1,000.

(3)
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 Adjustable Rates:     Initial            Formula                     Maximum                    Minimum
                         ------------------------------------------------------------------------------------------------------------------------------
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    Class I-A-1         5.45%          LIBOR + 0.70%      Subject to the Available Funds          0.70%
                                                                        Cap
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      Class I-A-2        0.05%        4.80% - LIBOR                  4.80%                        0.00%
-----------------------------------------------------------------------------------------------------------------------
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      Class I-A-8        5.15%        LIBOR + 0.40%       Subject to the Available Funds Cap      0.40%
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      Class I-A-9        0.85%        5.60% - LIBOR                  5.60%                        0.00%

 The Class I-A-1  Certificates and the Class I-A-8  Certificates  will represent  ownership of regular interests in REMIC III, together with certain rights to payments to be made from amounts  received under the related Yield  Maintenance  Agreement which will be deemed made for federal income tax purposes outside of REMIC III.

(4)  The Class  I-A-2,  Class I-A-6 and Class I-A-9  Certificates  do not have a
     Certificate  Principal  Balance.  For the purpose of  calculating  interest payments,  (i)  interest on the Class I-A-2  Certificates  will accrue on a notional  amount equal to the  Certificate  Principal  Balance of the Class
     I-A-1 Certificates immediately prior to the related Distribution Date, (ii)
     interest on the Class I-A-6  Certificates  will accrue on a notional amount equal to  (0.50/6.00)  multiplied  by the aggregate  Certificate  Principal
     Balance  of the Class  I-A-1,  Class  I-A-3,  Class  I-A-4 and Class  I-A-5
     Certificates  immediately prior to the related  Distribution Date and (iii)
     interest on the Class I-A-9  Certificates  will accrue on a notional amount equal to the Certificate  Principal Balance of the Class I-A-8 Certificates
     immediately  prior  to the  related  Distribution  Date.

(5)  The initial  Pass-Through  Rate on the Class I-A-V  Certificates is 0.5651%
     and the  initial  Pass-Through  Rate on the Class  II-A-V  Certificates  is
     0.3922%.

(6)  The Class I-A-V Certificates and Class II-A-V Certificates each do not have a principal  balance.  For the purpose of  calculating  interest  payments, interest  will accrue on a notional  amount  equal to, in the case of Class
     I-A-V  Certificate,  the aggregate stated principal balance of the mortgage loans in Loan  Group I, and in the case of Class  II-A-V  Certificate,  the aggregate stated principal balance of the mortgage loans in Loan Group II.

(7)  Each  class of the  Class R  Certificates  shall  be  issuable  in  minimum denominations  of  not  less  than  a 20%  Percentage  Interest;  provided, however,  that one Class R  Certificate  of each Class will be  issuable to
     Residential  Funding as "tax matters person"  pursuant to Section  10.01(c)
     and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

(8)  The Pass-Through  Rate on the Class M Certificates and Class B Certificates
     is equal to the  weighted  average  of 6.00%  per annum and 6.50% per annum weighted  on the basis of the  Subordinate  Percentage  of Loan Group I and
     Loan  Group  II,  respectively.  The  Pass-Through  Rate  on  the  Class  M
     Certificates and Class B Certificates  with respect to the initial Interest
     Accrual Period is approximately 6.2794% per annum.

        The Group I Loans  have an  aggregate  principal  balance  as of the  Cut-off  Date of
$427,830,020.49.  The Group II Loans have an  aggregate  principal  balance as of the  Cut-off
Date of  $542,001,169.71.  The Mortgage  Loans have an aggregate  principal  balance as of the
Cut-off Date of $969,831,190.20.

        In consideration of the mutual agreements herein  contained,  the Company,  the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                         DEFINITIONS

Section  1.01         Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion  Termination  Date: The Class I-A-4 Accretion  Termination Date, Class I-A-5
Accretion Termination Date or the Class I-A-13 Accretion Termination Date.

        Accrual Certificates:  The Class I-A-4, Class I-A-5 and Class I-A-13 Certificates.

        Accrued  Certificate  Interest:  With  respect to each  Distribution  Date,  as to any
Class or Subclass of  Certificates  (other than any  Principal  Only  Certificates),  interest accrued during the related  Interest  Accrual Period at the related  Pass-Through  Rate on the
Certificate   Principal  Balance  or  Notional  Amount  thereof   immediately  prior  to  such
Distribution Date. Accrued  Certificate  Interest will be calculated on the basis of a 360-day year,  consisting of twelve 30-day months.  In each case Accrued  Certificate  Interest on any
Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment  Interest Shortfalls on all Mortgage Loans in the related Loan Group
               (to  the  extent  not  offset  by  the  Master   Servicer  with  a  payment  of
               Compensating Interest as provided in Section 4.01),

        (ii)   the interest  portion  (adjusted to the Net Mortgage  Rate (or the Modified Net
               Mortgage Rate in the case of a Modified  Mortgage  Loan)) of Realized Losses on all  Mortgage  Loans in the related Loan Group not  allocated  solely to one or more specific Classes of Certificates pursuant to Section 4.05, and

        (iii)  any other interest shortfalls not covered by the subordination  provided by the
               Class M Certificates and Class B Certificates,  including  interest that is not collectible  from the  Mortgagor  pursuant to the  Servicemembers  Civil Relief
               Act, as amended,  or similar  legislation or regulations as in effect from time to time, all allocated as described below.

The Class  I-A  Percentage  of these  reductions  with  respect  to the Group I Loans  will be allocated  among the  Holders of the Group I Senior  Certificates,  other than the Class I-A-P
Certificates,  in  proportion to the amounts of Accrued  Certificate  Interest that would have been payable to those  Certificates  from the Group I Loans on that  Distribution  Date absent such  reductions.  The Class II-A Percentage of these  reductions with respect to the Group II
Loans will be  allocated  among the  Holders of the Group II Senior  Certificates,  other than the Class II-A-P  Certificates,  in proportion to the amounts of Accrued Certificate  Interest that  would  have  been  payable  to  those  Certificates  from  the  Group  II  Loans on that
Distribution  Date  absent  such  reductions.  The  remainder  of  these  reductions  will  be allocated  among the  Holders  of the Class M  Certificates  and the Class B  Certificates  in
proportion  to the  respective  amounts of Accrued  Certificate  Interest that would have been payable  on that  Distribution  Date  absent  these  reductions.  In the case of each class of
Class M Certificates  and Class B  Certificates,  Accrued  Certificate  Interest on that class will be  further  reduced by the  interest  portion  (adjusted  to the Net  Mortgage  Rate) of
Realized  Losses  that are  allocated  solely to such  Class of Class M  Certificates  or such
Class of Class B in Certificates pursuant to Section 4.05.

         Adjustable Rate  Certificates:  Any of the Class I-A-1,  Class I-A-2, Class I-A-8 and
Class I-A-9 Certificates.

        Aggregate  Accrual   Distribution   Amount:   The  sum  of  the  Class  I-A-4  Accrual
Distribution  Amount,  Class I-A-5 Accrual  Distribution  Amount and the Class I-A-13  Accrual
Distribution Amount.

        Aggregate Available  Distribution Amount: With respect to a Distribution Date, the sum of the Available Distribution Amounts for both Loan Groups for such Distribution Date.

        Aggregate Senior Interest  Distribution  Amount:  With respect to a Distribution Date, the  sum  of  the  Senior  Interest  Distribution  Amounts  for  both  Loan  Groups  for  such
Distribution Date.

        Aggregate Senior Principal  Distribution  Amount: With respect to a Distribution Date, the  sum  of the  Senior  Principal  Distribution  Amounts  for  both  Loan  Groups  for  such
Distribution Date.

        Available  Distribution  Amount:  As to any Distribution  Date and each Loan Group, an amount  equal to (a) the sum of (i) the amount  relating to the  Mortgage  Loans on deposit in the Custodial Account as of the close of business on the immediately  preceding  Determination
Date, including any Subsequent  Recoveries,  and amounts deposited in the Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account  Deposit Date,  (iii) any amount deposited in the Certificate  Account on the related  Certificate  Account Deposit Date pursuant  to the  second  paragraph  of Section  3.12(a),  (iv) any  amount  deposited  in the
Certificate  Account  pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted  to withdraw  from the  Custodial  Account or the  Certificate  Account  pursuant to
Section  3.16(e),  (vi) any amount  received  by the  Trustee  pursuant  to the Surety Bond in respect of such Distribution  Date,  (vii) the  proceeds of any Pledged Assets received by the
Master  Servicer and (viii) any  additional  amounts to be included  with respect to such Loan
Group, as applicable,  pursuant to Section 4.02(m),  reduced by (b) the sum as of the close of business  on  the  immediately  preceding  Determination  Date  of (w)  aggregate  Foreclosure
Profits,  (x) the  Amount  Held for  Future  Distribution,  and (y)  amounts  permitted  to be withdrawn by the Master  Servicer from the Custodial  Account in respect of the Mortgage Loans in the related Loan Group pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Available  Funds Cap:  With respect to any  Distribution  Date after the  Distribution
Date in April 2006 and on or before the  Distribution  Date in April 2012 and the Class  I-A-1
Certificates,  5.50% per annum plus  amounts,  if any,  paid  pursuant  to the  related  Yield
Maintenance  Agreement,  expressed as a per annum rate. With respect to any Distribution  Date after the Distribution  Date in April 2006 and on or before the  Distribution  Date in October
2009 and the Class I-A-8  Certificates,  6.00% per annum plus  amounts,  if any, paid pursuant to the related Yield  Maintenance  Agreement,  expressed as a per annum rate.  With respect to the Distribution  Date in April 2006 and any  Distribution  Date after April 2012 with respect to the Class I-A-1  Certificates,  5.50% per annum.  With respect to the Distribution  Date in
April  2006 and the  Distribution  Date after  October  2009 with  respect to the Class  I-A-8
Certificates, 6.00% per annum.

        Capitalization  Reimbursement  Amount:  As to any Distribution Date and Loan Group the
amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the Mortgage  Loans in such Loan Group during the prior  calendar  month and reimbursed to the
Master  Servicer or  Subservicer  on or prior to such  Distribution  Date  pursuant to Section
3.10(a)(vii),  plus  the  related  Capitalization  Reimbursement  Shortfall  Amount  remaining unreimbursed  from any prior  Distribution  Date and  reimbursed  to the  Master  Servicer  or
Subservicer on or prior to such Distribution Date.

        Capitalization  Reimbursement  Shortfall  Amount: As to any Distribution Date and Loan
Group,  the amount,  if any, by which the amount of Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of the  Mortgage  Loans in such Loan Group  during the preceding  calendar  month  exceeds the amount of  principal  payments on the  Mortgage  Loans included in the Available Distribution Amount for that Loan Group and Distribution Date.

        Certificate:  Any Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,  Class I-A-5,
Class I-A-6,  Class I-A-7,  Class  I-A-8,  Class I-A-9,  Class  I-A-10,  Class  I-A-11,  Class
I-A-12,  Class I-A-13,  Class I-A-14,  Class I-A-15,  Class II-A-1,  Class I-A-V, Class I-A-P,
Class II-A-V,  Class II-A-P,  Class R-I, Class R-II, Class R-III,  Class M-1, Class M-2, Class
M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Certificate   Account:  The  separate  account  or  accounts  created  and  maintained pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "Deutsche Bank Trust
Company  Americas,  as trustee,  in trust for the registered  holders of Residential  Accredit
Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-QS3" and which must be an Eligible Account.

        Certificate  Group:  With  respect to Loan  Group I, the Group I Senior  Certificates, and with respect to Loan Group II,  the Group II Senior Certificates.

        Certificate Policy:  None.

        Certificate  Principal  Balance:  With  respect to each  Certificate  (other  than any
Interest Only Certificate), on any date of determination, an amount equal to:

        (i)    the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

        (ii)   any Subsequent  Recoveries added to the Certificate  Principal  Balance of such
               Certificate pursuant to Section 4.02, plus

        (iii)  in the case of each  Accrual  Certificate,  an  amount  equal to the  aggregate
               Accrued  Certificate  Interest  added  to  the  Certificate  Principal  Balance thereof prior to such date of determination, minus

        (iii)  the  sum of (x)  the  aggregate  of all  amounts  previously  distributed  with respect to such  Certificate  (or any predecessor  Certificate)  and applied to reduce the Certificate  Principal  Balance thereof  pursuant to Section 4.02(a)
               and (y) the  aggregate  of all  reductions  in  Certificate  Principal  Balance deemed  to  have  occurred  in  connection  with  Realized  Losses  which  were previously  allocated  to such  Certificate  (or any  predecessor  Certificate)
               pursuant to Section 4.05;

provided,  that  the  Certificate  Principal  Balance  of each  Certificate  of the  Class  of
Subordinate  Certificates  with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage  Interest  represented by such Certificate  multiplied by the excess,  if any, of (A) the then aggregate  Certificate  Principal  Balance of all Classes of Certificates  then outstanding over (B) the then aggregate Stated Principal  Balance of the
Mortgage Loans.

        Class  A-P  Collection  Shortfall:  With  respect  to  the  Cash  Liquidation  or  REO
Disposition  of a Discount  Mortgage  Loan,  any  Distribution  Date and any Loan  Group,  the
extent  to which  the  amount  described  in  clause  (C)(1)  of the  definition  of Class A-P
Principal  Distribution  Amount  for such Loan  Group is less  than the  amount  described  in clause (C)(2) of such definition.

        Class A-P Certificates: The Class I-A-P Certificates,  which relate to and are payable from the Group I Loans,  and Class II-A-P  Certificates,  which relate to and are payable from the Group II Loans.

        Class A-V Certificates: The Class I-A-V Certificates,  which relate to and are payable from the Group I Loans,  and Class II-A-V  Certificates,  which relate to and are payable from the Group II Loans.

        Class I-A  Certificates:  The Class  I-A-1,  Class I-A-2,  Class  I-A-3,  Class I-A-4,
Class I-A-5, Class I-A-6,  Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10,  Class I-A-11,
Class  I-A-12,  Class  I-A-13,  Class  I-A-14,  Class  I-A-15,  Class  I-A-P and  Class  I-A-V
Certificates.

        Class I-A Percentage:  With respect to any Distribution  Date, the percentage equal to the aggregate  Certificate  Principal Balance of the Group I Senior  Certificates,  other than the Class I-A-P  Certificates,  immediately  prior to that  Distribution  Date  divided by the aggregate  Stated  Principal  Balance of all of the Mortgage Loans in Loan Group I, other than the Discount  Fraction of the Discount  Mortgage Loans in Loan Group I,  immediately  prior to that  Distribution  Date. The Class I-A Percentage will initially equal  approximately  93.73%
and will in no event exceed 100%.

        Class I-A-1 Yield Maintenance Agreement: The agreement,  dated as of the Closing Date, between  the  Trustee  and the Yield  Maintenance  Agreement  Provider,  relating to the Class
I-A-1 Certificates,  or any replacement,  substitute,  collateral or other arrangement in lieu thereto.

        Class I-A-4 Accretion  Termination  Date: The earlier to occur of (i) the Distribution
Date on which the  Certificate  Principal  Balance of the Class  I-A-1  Certificates  has been reduced to zero and (ii) the occurrence of the Credit Support Depletion Date.

        Class I-A-4 Accrual  Distribution  Amount:  On each  Distribution  Date  preceding the
Class I-A-4 Accretion  Termination Date, an amount equal to the amount of Accrued  Certificate
Interest  on  the  Class  I-A-4  Certificates  for  that  date  which  will  be  added  to the
Certificate  Principal Balance of the Class I-A-4  Certificates and distributed to the holders of the Class I-A-1 Certificates and Class I-A-4 Certificates pursuant to Section 4.02(j).

        Class I-A-5 Accretion  Termination  Date: The earlier to occur of (i) the Distribution
Date on which the  aggregate  Certificate  Principal  Balance of the Class I-A-1  Certificates
and Class I-A-4  Certificates  has been reduced to zero and (ii) the  occurrence of the Credit
Support Depletion Date.

        Class I-A-5 Accrual  Distribution  Amount:  On each  Distribution  Date  preceding the
Class I-A-5 Accretion  Termination Date, an amount equal to the amount of Accrued  Certificate
Interest  on  the  Class  I-A-5  Certificates  for  that  date  which  will  be  added  to the
Certificate  Principal Balance of the Class I-A-5  Certificates and distributed to the holders of the Class I-A-1 Certificates and Class I-A-4 Certificates pursuant to Section 4.02(k).

        Class  I-A-8  Yield  Maintenance  Agreement:  The  agreement,  dated as of the Closing
Date,  between the  Trustee  and the Yield  Maintenance  Agreement  Provider,  relating to the
Class I-A-8 Certificates, or any replacement,  substitute,  collateral or other arrangement in lieu thereto.

        Class I-A-13 Accretion  Termination Date: The earlier to occur of (i) the Distribution
Date on which the  Certificate  Principal  Balance of the Class  I-A-8  Certificates  has been reduced to zero and (ii) the occurrence of the Credit Support Depletion Date.

        Class I-A-13 Accrual  Distribution  Amount:  On each  Distribution  Date preceding the
Class  I-A-13  Accretion   Termination  Date,  an  amount  equal  to  the  amount  of  Accrued
Certificate  Interest on the Class  I-A-13  Certificates  for that date which will be added to the  Certificate  Principal  Balance of the Class I-A-13  Certificates  and distributed to the holders of the Class I-A-8  Certificates  and Class  I-A-13  Certificates  pursuant to Section
4.02(l).

        Class  II-A   Certificates:   The  Class   II-A-1,   Class  II-A-P  and  Class  II-A-V
Certificates.

        Class II-A Percentage:  With respect to any Distribution Date, the percentage equal to the aggregate  Certificate  Principal Balance of the Group II Senior Certificates,  other than the Class II-A-P  Certificates,  immediately  prior to that  Distribution  Date divided by the aggregate Stated  Principal  Balance of all of the Mortgage Loans in Loan Group II, other than the Discount  Fraction of the Discount  Mortgage Loans in Loan Group II,  immediately prior to that Distribution  Date. The Class II-A Percentage will initially equal  approximately  93.65%
and will in no event exceed 100%.

        Class B Certificates: The Class B-1, Class B-2 and Class B-3 Certificates.

        Class M Certificates: The Class M-1, Class M-2 and Class M-3 Certificates.

        Class  R  Certificate:  Any  one  of  the  Class  R-I,  Class  R-II  and  Class  R-III
Certificates.

        Class R-I Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit D and  evidencing an interest  designated as a "residual  interest"
in REMIC I for purposes of the REMIC Provisions.

        Class  R-II  Certificate:  Any one of the  Class  R-II  Certificates  executed  by the
Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed to the  Standard  Terms as  Exhibit  D and  evidencing  an  interest  designated  as a  "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class  R-III  Certificate:  Any one of the Class  R-III  Certificates  executed by the
Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed to the  Standard  Terms as  Exhibit  D and  evidencing  an  interest  designated  as a  "residual interest" in REMIC III for purposes of the REMIC Provisions.

        Closing Date:  March 30, 2006.

        Compensating  Interest:  With respect to any Distribution  Date and each Loan Group an amount equal to Prepayment  Interest Shortfalls  resulting from Principal  Prepayments in Full during the related  Prepayment  Period and  Curtailments  during the prior  calendar month and included in the  Available  Distribution  Amount for the such Loan Group on such  Distribution
Date,  but not more than the  lesser of (a)  one-twelfth  of  0.125% of the  aggregate  Stated
Principal Balance of the Mortgage Loans in the related Loan Group  immediately  preceding such
Distribution  Date and (b) the sum of the  Servicing  Fee and all  income  and gain on amounts
held  in  the   Custodial   Account   and  the   Certificate   Account   and  payable  to  the
Certificateholders  with  respect to the  Mortgage  Loans in the  related  Loan Group and such
Distribution  Date;  provided that for purposes of this definition the amount of the Servicing
Fee will not be reduced  pursuant to Section  7.02(a)  except as may be  required  pursuant to the last sentence of such Section.

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which  office at the date of the  execution  of this  instrument  is located at
1761 East St. Andrew Place, Santa Ana, California 92705-4934,  Attention:  Residential Funding
Corporation Series 2006-QS3.

        Cut-off Date:  March 1, 2006.

        Determination  Date:  With respect to any  Distribution  Date, the second Business Day prior to each Distribution Date.

        Discount  Net  Mortgage  Rate:  With  respect to Loan  Group I, 6.00% per annum.  With respect to Loan Group II, 6.50% per annum.

        Due Period:  With respect to each Distribution  Date, the calendar month in which such
Distribution Date occurs.

        Eligible  Funds:  With  respect to any  Distribution  Date and Loan  Group,  an amount equal to the  excess of (a) the  Available  Distribution  Amount  for such  Loan  Group or the
Aggregate  Available  Distribution  Amount,  as  applicable,  over  (b)  the  sum of  (i)  the aggregate  amount of Accrued  Certificate  Interest on the related Senior  Certificates or the
Aggregate  Senior  Interest  Distribution  Amount,  as  applicable,  (ii) the  related  Senior
Principal   Distribution  Amount  or  Aggregate  Senior  Principal   Distribution  Amount,  as
applicable,  (determined  without  regard  to  Section  4.02(a)(ii)(Y)(D)  hereof),  (iii) the related  Class  A-P  Principal  Distribution  Amount  for Loan  Group I or Loan  Group  II, as
applicable  (determined  without regard to clause (E) of the definition of Class A-P Principal
Distribution  Amount) and (iv) the  aggregate  amount of Accrued  Certificate  Interest on the
Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates.

        Excess  Subordinate  Principal Amount:  With respect to any Distribution Date on which the Certificate  Principal  Balance of the Class of Subordinate  Certificates then outstanding with the  Lowest  Priority  is to be reduced  to zero and on which  Realized  Losses are to be allocated  to such  Class or  Classes,  the  excess,  if any,  of (i) the  amount  that  would otherwise be  distributable  in respect of principal on such class or classes of  Certificates on such  Distribution  Date  over  (ii)  the  excess,  if any,  of the  aggregate  Certificate
Principal  Balance  of such  Class  or  Classes  of  Certificates  immediately  prior  to such
Distribution  Date over the  aggregate  amount of  Realized  Losses  to be  allocated  to such
Classes of Certificates  on such  Distribution  Date as reduced by any amount  calculated with respect to that Loan Group  pursuant to clause (E) of the  definition  of Class A-P  Principal
Distribution  Amount.  The Excess  Subordinate  Principal Amount will be allocated between the
Loan  Groups on a pro rata  basis in  accordance  with the  amount of  Realized  Losses on the
Mortgage Loans in each Loan Group allocated to the Certificates on that Distribution Date.

        Floater   Certificates:   Any  of  the  Class  I-A-1   Certificates  and  Class  I-A-8
Certificates.

        Group I Loans:  The Mortgage Loans designated on the Mortgage Loan Schedule as Group I
Loans.

        Group II Loans:  The Mortgage Loans  designated on the Mortgage Loan Schedule as Group
II Loans.

        Group I Senior  Certificates:  The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4,
Class I-A-5, Class I-A-6,  Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10,  Class I-A-11,
Class I-A-12,  Class I-A-13,  Class I-A-14,  Class I-A-15,  Class I-A-V, Class I-A-P and Class
R-I Certificates, which relate to and are payable primarily from the Group I Loans.

        Group II Senior  Certificates:  The Class II-A-1,  Class II-A-V,  Class II-A-P,  Class
R-II and Class R-III  Certificates,  which relate to and are payable  primarily from the Group
II Loans.

        Initial   Monthly  Payment  Fund:   $2,035,213,   representing   scheduled   principal
amortization  and interest at the Net Mortgage Rate payable  during the April 2006 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class I-A-V  Certificates,  the aggregate
Cut-off  Date  Principal  Balance  of the Group I Loans  corresponding  to the  Uncertificated
REMIC I Regular  Interests Z1 corresponding to the  Uncertificated  REMIC II Regular Interests
Z1  corresponding  to the  Uncertificated  REMIC III Regular  Interests Z1 represented by such
Class  as of the  Cut-off  Date,  and with  respect  to the  Class  II-A-V  Certificates,  the aggregate  Cut-off  Date  Principal  Balance  of  the  Group  II  Loans  corresponding  to the
Uncertificated  REMIC I Regular  Interests Z2  corresponding  to the  Uncertificated  REMIC II
Regular  Interests  Z2  corresponding  to the  Uncertificated  REMIC III Regular  Interests Z2
represented  by such  Class as of the  Cut-off  Date..  With  respect to any  Subclass  issued pursuant to Section  5.01(c),  the aggregate  Stated  Principal  Balance of the Mortgage Loans corresponding  to  the  Uncertificated  REMIC  I  Regular  Interests  Z  corresponding  to the
Uncertificated  REMIC II Regular  Interests Z corresponding  to the  Uncertificated  REMIC III
Regular Interests Z represented by such Subclass as of the Cut-Off Date.

        Initial  Subordinate  Class  Percentage:  With  respect to each  Class of  Subordinate
Certificates,  an  amount  which is  equal  to the  initial  aggregate  Certificate  Principal
Balance of such Class of Subordinate  Certificates  divided by the aggregate  Stated Principal
Balance of all the Mortgage Loans as of the Cut-off Date, as follows:

                      Class M-1:  3.40%            Class B-1:  0.50%
                      Class M-2:  0.95%            Class B-2:  0.40%
                      Class M-3:  0.70%            Class B-3:  0.30%

        Interest  Accrual Period:  With respect to any Class of  Certificates  (other than the
Adjustable  Rate  Certificates)  and any  Distribution  Date, the calendar month preceding the
month  in  which  such  Distribution  Date  occurs.   With  respect  to  the  Adjustable  Rate
Certificates  and any  Distribution  Date,  the period  beginning on the 25th day of the month preceding the month in which such  Distribution  Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

        Interest  Only  Certificates:  Any one of the Class I-A-2,  Class I-A-6,  Class I-A-9,
Class I-A-V  Certificates and Class II-A-V  Certificates.  The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse  Floater  Certificates:  Any of the Class I-A-2  Certificates  and Class I-A-9
Certificates.

        Jump Scheduled  Balance:  With respect to the Class I-A-4 and any  Distribution  Date, the amount set forth in table  entitled  "Jump  Scheduled  Balance" in Exhibit  Five  opposite such date.

        LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered rate  quotations for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.03.

        LIBOR  Business  Day:  Any day other than (i) a Saturday  or a Sunday or (ii) a day on which banking  institutions  in the city of London,  England are required or authorized by law to be closed.

        Loan Group:  Any of Loan Group I or Loan Group II.

        Loan Group I:  The group of Mortgage Loans comprised of the Group I Loans.

        Loan Group II:  The group of Mortgage Loans comprised of the Group II Loans.

        Lockout Certificates:   The Class A-14 Certificates and Class A-15 Certificates.

        Lockout  Percentage:  For any  Distribution  Date occurring prior to the  Distribution
Date in April 2011, 0%. For any Distribution Date occurring  thereafter,  as follows:  30% for any  Distribution  Date  on or  after  April  2011  and  prior  to  April  2012;  40%  for any
Distribution  Date on or after  April 2012 and prior to April 2013;  60% for any  Distribution
Date on or after  April  2013 and prior to April  2014;  80% for any  Distribution  Date on or after April 2014 and prior to April 2015; and 100% for any Distribution Date thereafter.

        Maturity  Date:  March 25, 2036,  the  Distribution  Date  immediately  following  the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as
Exhibit  One-I (with  respect to Loan Group I) and Exhibit  One-II (with respect to Loan Group
II) (in each  case,  as  amended  from  time to time to  reflect  the  addition  of  Qualified
Substitute Mortgage Loans),  which list or lists shall set forth the following  information as to each Mortgage Loan in the related Loan Group:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    the maturity of the Mortgage Note ("MATURITY DATE");

(iii)   the Mortgage Rate ("ORIG RATE");

(iv)    the Subservicer pass-through rate ("CURR NET");

(v)     the Net Mortgage Rate ("NET MTG RT");

(vi)    the Pool Strip Rate ("STRIP");

(vii)   the initial  scheduled monthly payment of principal,  if any, and interest  ("ORIGINAL
                  P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x)     the rate at which  the  Subservicing  Fee  accrues  ("SUBSERV  FEE")  and at which the
                  Servicing Fee accrues ("MSTR SERV FEE");

(xi)    a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage
                  Loan is secured by a second or vacation residence; and

(xii)   a code "N" under the column "OCCP CODE,"  indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such  schedule  may  consist  of  multiple  reports  that  collectively  set  forth all of the information required.

        Net WAC Rate: With respect to any  Distribution  Date and each Loan Group, a per annum rate equal to the weighted  average of the Net Mortgage  Rates of the related  Mortgage  Loans weighted on the basis of the respective  Stated  Principal  Balance of each such Mortgage Loan as of the  beginning  of the related Due Period,  using the Net  Mortgage  Rates in effect for the scheduled payments due on those Mortgage Loans during such Due Period.

        Notional  Amount:  As of any  Distribution  Date,  (i) with respect to the Class I-A-2
Certificates,  an  amount  equal to the  Certificate  Principal  Balance  of the  Class  I-A-1
Certificates  immediately  prior to such  date;  provided,  however,  for  federal  income tax purposes,  as of any  Distribution  Date,  with respect to the Class I-A-2  Certificates,  the
equivalent  of  the  foregoing,   expressed  as  the   Uncertificated   Principal  Balance  of
Uncertificated   REMIC  II  Regular   Interest  T;  (ii)  with  respect  to  the  Class  I-A-6
Certificates,  an  amount  equal  to  (0.500/6.00)  multiplied  by the  aggregate  Certificate
Principal Balance of the Class I-A-1,  Class I-A-3,  Class I-A-4 and Class I-A-5  Certificates
immediately  prior to such date;  provided,  however,  for federal income tax purposes,  as of any  Distribution  Date, with respect to the Class I-A-6  Certificates,  the equivalent of the foregoing,  expressed as the  aggregate  Uncertificated  Principal  Balance of  Uncertificated
REMIC II Regular  Interests T and U; (iii) with respect to the I-A-9  Certificates,  an amount equal to the Certificate  Principal Balance of the Class I-A-8 Certificates  immediately prior to such date;  provided,  however,  for federal  income tax purposes,  as of any  Distribution
Date,  with  respect  to the  Class  I-A-9  Certificates,  the  equivalent  of the  foregoing, expressed  as  the  Uncertificated  Principal  Balance  of  Uncertificated  REMIC  II  Regular
Interest W; (iv) with  respect to any Class I-A-V  Certificates  or  Subclass  thereof  issued pursuant to Section  5.01(c),  the  aggregate  Stated  Principal  Balance of the Group I Loans corresponding  to the  Uncertificated  REMIC  I  Regular  Interests  Z1  corresponding  to the
Uncertificated  REMIC II Regular  Interests Z1 corresponding to the  Uncertificated  REMIC III
Regular  Interests Z1  represented by such Class or Subclass  immediately  prior to such date;
and (v) with respect to any Class II-A-V  Certificates or Subclass  thereof issued pursuant to
Section 5.01(c),  the aggregate Stated Principal  Balance of the Group II Loans  corresponding to the Uncertificated  REMIC I Regular Interests Z2 corresponding to the Uncertificated  REMIC
II Regular  Interests Z2 corresponding to the  Uncertificated  REMIC III Regular  Interests Z2
represented by such Class or Subclass immediately prior to such date.

        Pass-Through  Rate:  With  respect  to  the  Senior   Certificates   (other  than  the
Adjustable Rate  Certificates,  Class A-V  Certificates  and Class A-P  Certificates)  and any
Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

o       With respect to the Class I-A-1  Certificates and the initial Interest Accrual Period,
              5.45% per annum, and as to any Interest Accrual Period  thereafter,  a per annum rate equal to LIBOR plus 0.70%,  with a maximum rate of the Available  Funds Cap and a minimum  rate of 0.70% per annum.  For federal  income tax  purposes,  the
              Pass-Through  Rate  described  above will be subject to a maximum  rate equal to
              5.50%.

o       With respect to the Class I-A-2  Certificates and the initial Interest Accrual Period,
              0.05% per annum, and as to any Interest Accrual Period  thereafter,  a per annum rate equal to 4.80% minus  LIBOR,  with a maximum  rate of 4.80% per annum and a minimum  rate  of  0.00%  per  annum.  For  federal  income  tax  purposes,  the
              Pass-Through  Rate  described  above will be subject to a maximum  rate equal to
              4.80%.

o       With respect to the Class I-A-8  Certificates and the initial Interest Accrual Period,
              5.15% per annum, and as to any Interest Accrual Period  thereafter,  a per annum rate equal to LIBOR plus 0.40%,  with a maximum rate of the Available  Funds Cap and a minimum  rate of 0.40% per annum.  For federal  income tax  purposes,  the
              Pass-Through  Rate  described  above will be subject to a maximum  rate equal to
              6.00%.

o       With respect to the Class I-A-9  Certificates and the initial Interest Accrual Period,
              0.85% per annum, and as to any Interest Accrual Period  thereafter,  a per annum rate equal to 5.60% minus  LIBOR,  with a maximum  rate of 5.60% per annum and a minimum  rate  of  0.00%  per  annum.  For  federal  income  tax  purposes,  the
              Pass-Through  Rate  described  above will be subject to a maximum  rate equal to
              5.60%.

        With  respect  to each  Class of  Class  A-V  Certificates  (other  than any  Subclass thereof)  and any  Distribution  Date, a rate equal to the  weighted  average,  expressed as a percentage,  of the Pool Strip Rates of all  Mortgage  Loans in the  related  Loan Group as of the Due Date in the  related  Due  Period,  weighted  on the  basis of the  respective  Stated
Principal  Balances  of  such  Mortgage  Loans  as  of  the  day  immediately  preceding  such
Distribution  Date  (or,  with  respect  to the  initial  Distribution  Date,  at the close of business on the Cut-off  Date).  With  respect to the Class I-A-V  Certificates  and the Class
II-A-V  Certificates and the initial  Distribution  Date the  Pass-Through  Rates are equal to
0.5651%  and  0.3922%  per annum,  respectively.  With  respect to any  Subclass  of Class A-V
Certificates and any Distribution  Date, a rate equal to the weighted average,  expressed as a percentage,  of the  Pool  Strip  Rates  of all  Mortgage  Loans  in the  related  Loan  Group corresponding  to  the  Uncertificated  REMIC  I  Regular  Interests  Z  corresponding  to the
Uncertificated  REMIC II Regular  Interests Z corresponding  to the  Uncertificated  REMIC III
Regular  Interests  Z  represented  by such  Subclass  as of the Due Date in the  related  Due
Period,  weighted on the basis of the respective  Stated  Principal  Balances of such Mortgage
Loans as of the day  immediately  preceding  such  Distribution  Date (or with  respect to the initial  Distribution  Date,  at the close of  business on the  Cut-off  Date).  The Class A-P
Certificates  have  no  Pass-Through  Rate  and  are  not  entitled  to  Accrued   Certificate
Interest.  The  Pass-Through  Rate on the Class M  Certificates  and Class B  Certificates  is
equal to the  weighted  average of 6.00% per annum and 6.50% per annum  weighted  on the basis of  the  Subordinate  Percentage  of  Loan  Group  I and  Loan  Group  II,  respectively.  The
Pass-Through  Rate on the Class M Certificates  and Class B  Certificates  with respect to the initial Interest Accrual Period is approximately 6.2794% per annum.

        Pool Strip Rate:  With respect to each  Mortgage  Loan in any Loan Group,  a per annum rate  equal to the  excess of (a) the Net  Mortgage  Rate of such  Mortgage  Loan over (b) the
Discount Net Mortgage Rate for such Loan Group (but not less than 0.00%) per annum.

        Prepayment  Assumption:  With respect to each Loan Group, the prepayment assumption to be used for  determining  the  accrual of  original  issue  discount  and  premium  and market discount  on the  related  Certificates  for  federal  income tax  purposes,  which  assumes a constant  prepayment rate of 10.0% per annum of the then outstanding  principal balance of the related  Mortgage  Loans  in the  first  month  of the  life of  such  Mortgage  Loans  and an additional  approximately  1.272727%  per annum in each  month  thereafter  until the  twelfth month,  and  beginning in the twelfth  month and in each month  thereafter  during the life of the related Mortgage Loans, a constant prepayment rate of 24.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any Distribution  Date and each
Class of Subordinate  Certificates  and each Loan Group,  under the  applicable  circumstances set forth below, the respective percentages set forth below:

        (i)    For any Distribution  Date prior to the Distribution Date in April 2011 (unless the Certificate  Principal Balances of the related Senior  Certificates  (other than the related Class A-P Certificates), have been reduced to zero), 0%.

        (ii)   For any Distribution  Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a)    in the  case  of  the  Class  of  Subordinate  Certificates  then outstanding  with the  Highest  Priority  and each other  Class of  Subordinate
               Certificates  for which the related  Prepayment  Distribution  Trigger has been satisfied,  a fraction,  expressed as a  percentage,  the numerator of which is the Certificate  Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate  Principal  Balances immediately  prior to such  date of (1) the Class of  Subordinate  Certificates then  outstanding  with the  Highest  Priority  and (2) all  other  Classes  of
               Subordinate  Certificates  for which  the  respective  Prepayment  Distribution
               Triggers have been satisfied; and

                      (b)    in the case of each other Class of Subordinate Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii)   Notwithstanding the foregoing,  if the application of the foregoing percentages on any
               Distribution  Date as  provided  in  Section  4.02 of  this  Series  Supplement
               (determined  without  regard to the proviso to the  definition of  "Subordinate
               Principal  Distribution  Amount") would result in a distribution  in respect of principal  of any Class or Classes  of  Subordinate  Certificates  in an amount greater than the  remaining  Certificate  Principal  Balance  thereof (any such class, a "Maturing Class"),  then: (a) the Prepayment  Distribution  Percentage of each  Maturing  Class  shall be reduced  to a level  that,  when  applied as described  above,  would exactly reduce the  Certificate  Principal  Balance of such Class to zero;  (b) the Prepayment  Distribution  Percentage of each other
               Class of  Subordinate  Certificates  (any such Class, a  "Non-Maturing  Class")
               shall be  recalculated  in accordance  with the  provisions  in paragraph  (ii)
               above, as if the Certificate  Principal Balance of each Maturing Class had been
               reduced  to  zero  (such   percentage  as   recalculated,   the   "Recalculated
               Percentage");  (c)  the  total  amount  of the  reductions  in  the  Prepayment
               Distribution  Percentages of the Maturing  Class or Classes  pursuant to clause
               (a) of this sentence,  expressed as an aggregate percentage, shall be allocated among the Non-Maturing  Classes in proportion to their respective  Recalculated
               Percentages  (the  portion of such  aggregate  reduction  so  allocated  to any
               Non-Maturing Class, the "Adjustment Percentage");  and (d) for purposes of such
               Distribution Date, the Prepayment  Distribution Percentage of each Non-Maturing
               Class shall be equal to the sum of (1) the Prepayment  Distribution  Percentage
               thereof,  calculated in accordance  with the provisions in paragraph (ii) above as if the  Certificate  Principal  Balance of each Maturing  Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment  Distribution  Trigger: With respect to any Distribution Date and any Class of  Subordinate  Certificates  (other than the Class M-1  Certificates),  a test that shall be satisfied if the fraction  (expressed  as a  percentage)  equal to the sum of the  Certificate
Principal  Balances  of such Class and each  Class of  Subordinate  Certificates  with a Lower
Priority  than  such  Class  immediately  prior  to  such  Distribution  Date  divided  by the aggregate  Stated  Principal  Balance  of  all of  the  Mortgage  Loans  (or  REO  Properties)
immediately  prior  to such  Distribution  Date is  greater  than or  equal  to the sum of the
Initial   Subordinate   Class  Percentages  of  such  Class  and  each  Class  of  Subordinate
Certificates with a Lower Priority.

        Principal  Only  Certificates:  Any one of the  Class  I-A-P  Certificates  and  Class
II-A-P Certificates.

        Record Date:  With respect to each  Distribution  Date and each Class of  Certificates
(other than the Adjustable Rate  Certificates for so long as the Adjustable Rate  Certificates are in  book-entry  form),  the  close of  business  on the  last  Business  Day of the  month preceding  the month in which the  related  Distribution  Date  occurs.  With  respect to each
Distribution  Date and the  Adjustable  Rate  Certificates  (so  long as they  are  Book-Entry
Certificates), the close of business on the Business Day prior to such Distribution Date

        Related Classes:  As to any Uncertificated  REMIC II Regular Interest,  other than any
Uncertificated  REMIC II Regular  Interest  Z, those  classes of  Certificates  identified  as
"Related  Classes of  Certificates"  to such  Uncertificated  REMIC II Regular Interest in the definition of Uncertificated  REMIC II Regular  Interest.  As to any  Uncertificated  REMIC II
Regular  Interest  Z, the Class A-V  Certificates  or  Subclass  thereof  issued  pursuant  to
Section 5.01(c)  representing  the  Uncertificated  REMIC III Regular Interest Z corresponding to such Uncertificated REMIC II Regular Interest Z.

        REMIC  I:  The  segregated  pool  of  assets   (exclusive  of  the  Yield  Maintenance
Agreements,  which are not assets of any REMIC),  with respect to which a REMIC election is to be made, consisting of:
               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii)   all payments and  collections in respect of the Mortgage Loans due after the Cut-off  Date (other than  Monthly  Payments due in the month of the
                      Cut-off Date) as shall be on deposit in the Custodial  Account or in the
                      Certificate  Account  and  identified  as  belonging  to the Trust Fund, including the proceeds  from the  liquidation  of Additional  Collateral for any  Additional  Collateral  Loan,  but  not  including  amounts  on deposit in the Initial Monthly Payment Fund,

               (iii)  property  which  secured a Mortgage Loan and which has been acquired for the benefit of the  Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv)   the hazard insurance  policies and Primary Insurance  Policies,  if any, the Pledged  Assets with respect to each Pledged  Asset  Mortgage  Loan, and the interest in the Surety Bond  transferred to the Trustee pursuant to Section 2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC I X Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which the Uncertificated  Principal  Balances of the Uncertificated  REMIC I Regular Interests
X-I and X-II will be reduced on such  Distribution  Date by the allocation of Realized  Losses and the distribution of principal, determined as described in Appendix I.

        REMIC I X-I Principal  Distribution  Amount: For any Distribution Date, the excess, if any,  of the  REMIC I X-I  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized  Losses  allocated  to the  Uncertificated  REMIC  I  Regular  Interest  X-I on  such
Distribution Date in reduction of the principal balance thereof.

        REMIC I X-I Principal  Reduction Amount: The REMIC I X Principal  Reduction Amount for
the  Uncertificated  REMIC I Regular Interest X-I as determined  pursuant to the provisions of
Appendix I.

        REMIC I X-II Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC I X-II Principal  Reduction  Amount for such  Distribution  Date over the
Realized  Losses  allocated  to the  Uncertificated  REMIC  I  Regular  Interest  X-II on such
Distribution Date in reduction of the principal balance thereof.

        REMIC I X-II Principal  Reduction  Amount:  The REMIC I X Principal  Reduction  Amount
for  the  Uncertificated  REMIC  I  Regular  Interest  X-II  as  determined  pursuant  to  the provisions of Appendix I.

        REMIC I Y Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which the Uncertificated  Principal  Balances of the Uncertificated  REMIC I Regular Interests
Y-I and Y-II will be reduced on such  Distribution  Date by the allocation of Realized  Losses and the  distribution  of principal,  which shall be in each case the excess of (A) the sum of
(x) the excess of the  Available  Distribution  Amount for the related  Loan Group  (i.e.  the
"related  Loan  Group" for the  Uncertificated  REMIC I Regular  Interest  Y-I are the Group I
Loans,  the "related Loan Group" for the  Uncertificated  REMIC I Regular Interest Y-II is the
Group  II  Loans)  over  the  sum of the  amounts  thereof  distributable  (i) in  respect  of
Uncertificated  Accrued Interest on such regular interest,  the related Uncertificated REMIC I
Regular  Interest  X-I or  X-II,  as  applicable,  and  the  Uncertificated  REMIC  I  Regular
Interests  Z  relating  to  Mortgage  Loans  in  the  related  Loan  Group(s),   (ii)  to  the
Uncertificated  REMIC I Regular  Interests  pursuant  to clause  (C)(1) of the  definition  of
"Uncertificated  REMIC I Distribution  Amount",  (iii) to the  Uncertificated  REMIC I Regular
Interest  A-P-L,  and (iv) in the case of the Group I Loans  and the  Group II  Loans,  to the
Class R-I  Certificates  and (y) the amount of Realized Losses  allocable to principal for the related Loan Group(s) over (B) the REMIC I X Principal  Reduction  Amount for the related Loan
Group.

        REMIC I Y-I Principal  Distribution  Amount: For any Distribution Date, the excess, if any,  of the  REMIC I Y-I  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized  Losses  allocated  to the  Uncertificated  REMIC  I  Regular  Interest  Y-I on  such
Distribution Date in reduction of the principal balance thereof.

        REMIC I Y-I Principal  Reduction Amount: The REMIC I Y Principal  Reduction Amount for
the  Uncertificated  REMIC I Regular Interest Y-I as determined  pursuant to the provisions of
Appendix I.

        REMIC I Y-II Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC I Y-II Principal  Reduction  Amount for such  Distribution  Date over the
Realized  Losses  allocated  to the  Uncertificated  REMIC  I  Regular  Interest  Y-II on such
Distribution Date in reduction of the principal balance thereof.

        REMIC I Y-II Principal  Reduction  Amount:  The REMIC I Y Principal  Reduction  Amount
for  the  Uncertificated  REMIC  I  Regular  Interest  Y-II  as  determined  pursuant  to  the provisions of Appendix I.

        REMIC II: The  segregated  pool of assets  consisting  of the  Uncertificated  REMIC I
Regular Interests, with respect to which a separate REMIC election is to be made.

        REMIC II Certificates:  The Class R-II Certificates.

        REMIC III: The segregated  pool of assets  consisting of the  Uncertificated  REMIC II
Regular  Interests  conveyed  in trust to the  Trustee  for the benefit of the holders of each
Class  of  Certificates   (other  than  the  Class  R-I   Certificates   and  the  Class  R-II
Certificates)  pursuant to Section 2.06,  with respect to which a separate  REMIC  election is to be made.

        REMIC  III  Certificates:  Any  Class  of  Certificates  (other  than  the  Class  R-I
Certificates and the Class R-II Certificates).

        Senior  Accelerated  Distribution  Percentage:  With respect to any Loan Group and any
Distribution  Date occurring on or prior to the 60th  Distribution  Date,  100%.  With respect to any Distribution Date thereafter and such Loan Group as follows:

(i)     for any  Distribution  Date  after the 60th  Distribution  Date but on or prior to the
        72nd Distribution  Date, the related Senior Percentage for such Distribution Date plus
        70% of the related Subordinate Percentage for such Distribution Date;

(ii)    for any  Distribution  Date  after the 72nd  Distribution  Date but on or prior to the
        84th Distribution  Date, the related Senior Percentage for such Distribution Date plus
        60% of the related Subordinate Percentage for such Distribution Date;

(iii)   for any  Distribution  Date  after the 84th  Distribution  Date but on or prior to the
        96th Distribution  Date, the related Senior Percentage for such Distribution Date plus
        40% of the related Subordinate Percentage for such Distribution Date;

(iv)    for any  Distribution  Date  after the 96th  Distribution  Date but on or prior to the
        108th  Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v)     for  any  Distribution  Date  thereafter,  the  related  Senior  Percentage  for  such
        Distribution Date;

provided, however,

        (i) that any scheduled  reduction to the Senior  Accelerated  Distribution  Percentage
described  above for either  Loan Group  shall not occur as of any  Distribution  Date  unless either:

               (a)(1)(X) the outstanding  principal balance of the Mortgage Loans in both Loan
        Groups delinquent 60 days or more (including  Mortgage Loans which are in foreclosure, have been foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in  bankruptcy  and any REO  Property)  averaged  over the last  six  months,  as a
        percentage  of  the  aggregate  outstanding   Certificate  Principal  Balance  of  the
        Subordinate  Certificates,  is less than 50% or (Y) the outstanding  principal balance of Mortgage Loans in both Loan Groups  delinquent 60 days or more (including  Mortgage
        Loans which are in foreclosure,  have been foreclosed or otherwise liquidated, or with respect to which the  Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months,  as a percentage of the aggregate  outstanding  principal balance of all Mortgage Loans in the both Loan Groups averaged over the last six months,  does not exceed 2% and (2)  Realized  Losses on the  Mortgage  Loans in both Loan Groups to date for such Distribution Date if occurring during the sixth, seventh,  eighth, ninth or tenth year (or any year thereafter)  after the Closing Date are less than 30%, 35%,
        40%,  45% or  50%,  respectively,  of the  sum of the  Initial  Certificate  Principal
        Balances of the Subordinate Certificates; or

               (b)(1) the outstanding  principal balance of Mortgage Loans in both Loan Groups delinquent 60 days or more (including  Mortgage Loans which are in  foreclosure,  have been foreclosed or otherwise liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months,  as a percentage of the aggregate  outstanding  principal  balance of all Mortgage  Loans averaged over the last six months,  does not exceed 4% and (2) Realized Losses on the Mortgage Loans in both Loan  Groups to date for such  Distribution  Date,  if  occurring  during  the sixth,  seventh,  eighth,  ninth or tenth  year (or any  year  thereafter)  after  the
        Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively,  of the sum of the
        Initial Certificate Principal Balances of the Subordinate Certificates; and

        (ii) that for any Distribution  Date on which the related Senior Percentage is greater than the related  Senior  Percentage as of the Closing Date,  the related  Senior  Accelerated
Distribution Percentage for such Distribution Date shall be 100%.

        Notwithstanding  the  foregoing,  upon  the  reduction  of the  Certificate  Principal
Balances of the Senior  Certificates  related to a Loan Group  (other  than the related  Class
A-P  Certificates,  if any) to zero, the related Senior  Accelerated  Distribution  Percentage shall thereafter be 0%.

        Senior  Certificate:  Any one of the  Group I Senior  Certificates  or Group II Senior
Certificates,  executed  by  the  Trustee  and  authenticated  by  the  Certificate  Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Interest  Distribution  Amount:  With respect to any Distribution Date and Loan
Group,  the  amount of  Accrued  Certificate  Interest  required  to be  distributed  from the related Available  Distribution  Amount to the Holders of the related Senior  Certificates for that  Distribution  Date,  including,  with respect to the Certificate  Group relating to Loan
Group I, the Aggregate Accrual Distribution Amount.

        Senior Percentage:  The Class I-A Percentage or Class II-A Percentage, as applicable.

        Senior Principal  Distribution  Amount: With respect to any Distribution Date and Loan
Group the lesser of (a) the balance of the related  Available  Distribution  Amount  remaining after the  distribution  of all  amounts  required  to be  distributed  therefrom  pursuant to
Section 4.02(a)(i) and Section  4.02(a)(ii)(X)  (excluding any amount  distributable  pursuant to clause (E) of the  definition of "Class A-P Principal  Distribution  Amount"),  and (b) the
sum of  the  amounts  required  to be  distributed  to the  Senior  Certificateholders  of the
related   Certificate  Group,  other  than  the  related  Class  A-P  Certificates,   on  such
Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii).

        Senior Support Certificates:  Any of the Class I-A-15 Certificates.

        Subordinate  Certificate:  Any one of the Class M Certificates or Class B-1, Class B-2
and Class B-3  Certificates,  executed  by the Trustee and  authenticated  by the  Certificate
Registrar   substantially   in  the  form   annexed   hereto  as  Exhibit  B  and  Exhibit  C,
respectively.

        Subordinate Class  Percentage:  With respect to any Distribution Date and any Class of
Subordinate  Certificates,  a fraction,  expressed as a percentage,  the numerator of which is the  aggregate  Certificate  Principal  Balance  of such  Class  of  Subordinate  Certificates immediately  prior  to  such  date  and the  denominator  of  which  is the  aggregate  Stated
Principal  Balance of all of the Mortgage Loans (or REO  Properties)  (other than the Discount
Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate  Percentage:   With  respect  to  any  Loan  Group,  as  of  any  date  of determination a percentage equal to 100% minus the related Senior Percentage as of that date.

        Subordinate  Principal  Distribution Amount: With respect to any Distribution Date and
Loan Group and each  Class of  Subordinate  Certificates,  (a) the sum of the  following:  (i)
such  Class's  pro rata share,  based on the  Certificate  Principal  Balance of each Class of
Subordinate  Certificates  then  outstanding,  of  the  aggregate  of the  amounts  calculated
(without giving effect to the related Senior  Percentages) for such  Distribution Date for the related Loan Group under clauses (1), (2) and (3) of Section  4.02(a)(ii)(Y)(A)  to the extent not payable to the related  Senior  Certificates;  (ii) such Class's pro rata share,  based on
the  Certificate   Principal   Balance  of  each  Class  of  Subordinate   Certificates   then
outstanding,  of the principal collections described in Section  4.02(a)(ii)(Y)(B)(b)  for the related Loan Group  (without  giving  effect to the related  Senior  Accelerated  Distribution
Percentages)  to the extent such  collections  are not  otherwise  distributed  to the related
Senior Certificates;  (iii) the product of (x) the related Prepayment  Distribution Percentage and  (y)  the  aggregate  of all  Principal  Prepayments  in  Full  received  in  the  related
Prepayment  Period and Curtailments  received in the preceding  calendar month for the related
Loan Group (other than the related  Discount  Fraction of such  Principal  Prepayments in Full and Curtailments  with respect to a related Discount  Mortgage Loan) to the extent not payable to the  related  Senior  Certificates;  (iv)  if  such  Class  is  the  Class  of  Subordinate
Certificates with the Highest Priority,  any related Excess  Subordinate  Principal Amount for
the  related  Loan  Group  for  such   Distribution  Date  not  paid  to  the  related  Senior
Certificates;  and (v) any amounts  described in clauses (i), (ii) and (iii) as determined for any previous  Distribution  Date,  that remain  undistributed  to the extent that such amounts are not  attributable  to Realized  Losses which have been allocated to a Class of Subordinate
Certificates  minus (b) the sum of (i) with respect to the Class of  Subordinate  Certificates
with  the  Lowest  Priority,   any  related  Excess  Subordinate  Principal  Amount  for  such
Distribution  Date;  and (ii) the related  Capitalization  Reimbursement  Amount for such Loan
Group and Distribution  Date, other than the related Discount  Fraction of any portion of that amount related to each related  Discount  Mortgage Loan in the related Loan Group,  multiplied by a fraction,  the numerator of which is the Subordinate  Principal  Distribution  Amount for
such Class of  Subordinate  Certificates,  without giving effect to this clause  (b)(ii),  and the denominator of which is the sum of the principal  distribution  amounts for all Classes of
Certificates  (other  than  the  Class  A-P  Certificates),   without  giving  effect  to  any
reductions for the Capitalization Reimbursement Amount.

        Super  Senior  Certificates:  Any of the Class  I-A-10,  Class I-A-12 and Class I-A-14
Certificates.

        Uncertificated  Accrued Interest:  With respect to each  Distribution  Date, (i) as to each Uncertificated  REMIC I Regular Interest other than each  Uncertificated  REMIC I Regular
Interest  Z,  an  amount  equal  to  one  month's  interest  at  the  related   Uncertificated
Pass-Through  Rate on the  Uncertificated  Principal  Balance of such  Uncertificated  REMIC I
Regular  Interest,  (ii) as to each  Uncertificated  REMIC II Regular Interest other than each
Uncertificated  REMIC II  Regular  Interest  Z, an  amount  equal to the  aggregate  amount of
Accrued  Certificate  Interest that would result under the terms of the definition  thereof on the  Related  Classes of  Certificates  (excluding  any  Interest  Only  Certificates)  if the
Pass-Through Rate on such Classes were equal to the  Uncertificated  Pass-Through Rate on such
Uncertificated  REMIC II Regular Interest and (iii) as to each Uncertificated  REMIC I Regular
Interest Z,  Uncertificated  REMIC II Regular Interest Z and Uncertificated  REMIC III Regular
Interest  Z, an amount  equal to one  month's  interest  at the Pool Strip Rate of the related
Mortgage  Loan on the  principal  balance  of  such  Mortgage  Loan  reduced  by such  regular interest's  pro-rata  share of any  prepayment  interest  shortfalls  or other  reductions  of interest allocable to the related Class A-V Certificates.

        Uncertificated  Pass-Through Rate: With respect to each of the Uncertificated  REMIC I
Regular Interests,  other than the  Uncertificated  REMIC I Regular Interests Z, the per annum rate specified in the definition of  Uncertificated  REMIC I Regular  Interests.  With respect to each of the  Uncertificated  REMIC II  Regular  Interests,  other  than the  Uncertificated
REMIC  II  Regular   Interests  Z,  the  per  annum  rate   specified  in  the  definition  of
Uncertificated  REMIC II  Regular  Interests.  With  respect  to each  Uncertificated  REMIC I
Regular Interest Z, Uncertificated  REMIC II Regular Interest Z and each Uncertificated  REMIC
III Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated  Principal  Balance:  With  respect  to  each  Uncertificated  REMIC  I
Regular  Interest,  as defined in the definition of  Uncertificated  REMIC I Regular Interest.
With respect to each  Uncertificated  REMIC II Regular Interest,  as defined in the definition of Uncertificated REMIC II Regular Interest.

        Uncertificated  REMIC I Distribution  Amount: For any Distribution Date, the Available
Distribution  Amount shall be distributed to the Uncertificated  REMIC I Regular Interests and
the Class R-I Certificates in the following amounts and priority:

(A)     To the extent of the Available Distribution Amount for Loan Group I:

(1)     first, to the  Uncertificated  REMIC I Regular  Interests Z1,  Uncertificated  Accrued
                      Interest  thereon for such  Distribution  Date, plus any  Uncertificated
                      Accrued   Interest   thereon   remaining   unpaid   from  any   previous
                      Distribution Date;

(2)     second, to the  Uncertificated  REMIC I Regular Interest  I-A-P-L,  an amount equal to the sum of the Class A-P Principal  Distribution  Amounts for Loan Group
                      I;

(3)     third, to the  Uncertificated  REMIC I Regular Interests X-I and Y-I and the Class R-I
                      Certificates,  concurrently,  the  Uncertificated  Accrued  Interest for such regular  interests  and the Accrued  Certificate  Interest for such
                      Certificates  remaining  unpaid from previous  Distribution  Dates,  pro rata according to their respective shares of such unpaid amounts;

(4)     fourth, to the Uncertificated  REMIC I Regular Interests X-I and Y-I and the Class R-I
                      Certificates,  concurrently,  the  Uncertificated  Accrued  Interest for such  regular  interests  or the Accrued  Certificate  Interest for such
                      Certificates  for the current  Distribution  Date, pro rata according to their respective shares of such amounts; and

(5)     fifth, to the  Uncertificated  REMIC I Regular Interests X-I and Y-I and the Class R-I
                      Certificates,  the REMIC I X-I Principal  Distribution Amount, the REMIC
                      I Y-I  Principal  Distribution  Amount  and the  Class  R-I  Certificate
                      principal distribution amount, respectively.

(B)     To the extent of the Available Distribution Amount for Loan Group II:

(1)     first, to the  Uncertificated  REMIC I Regular  Interests Z2,  Uncertificated  Accrued
                      Interest  thereon for such  Distribution  Date, plus any  Uncertificated
                      Accrued   Interest   thereon   remaining   unpaid   from  any   previous
                      Distribution Date;

(2)     second, to the Uncertificated  REMIC I Regular Interest  II-A-P-L,  an amount equal to the sum of the Class A-P Principal  Distribution  Amounts for Loan Group
                      II;

(3)     third, to the  Uncertificated  REMIC I Regular Interests X-II and Y-II,  concurrently, the  Uncertificated  Accrued  Interest  thereon  remaining  unpaid  from previous  Distribution  Dates,  pro rata  according to their  respective shares of such unpaid amounts;

(4)     fourth, to the Uncertificated  REMIC I Regular Interests X-II and Y-II,  concurrently,
                      the   Uncertificated   Accrued   Interest   thereon   for  the   current
                      Distribution  Date,  pro rata  according to their  respective  shares of such amounts; and

(5)     fifth,  to the  Uncertificated  REMIC I Regular  Interests  X-II and Y-II, the REMIC I
                      X-II  Principal  Distribution  Amount  and the  REMIC  I Y-II  Principal
                      Distribution Amount, respectively.

(C)     To the extent of the Available  Distribution Amounts for Loan Groups I and II for such
               Distribution   Date  remaining  after  payment  of  the  amounts   pursuant  to
               paragraphs  (A)  and  (B)  of  this  definition  of  "Uncertificated   REMIC  I
               Distribution Amount":

(1)     first,  to each  Uncertificated  REMIC I Regular  Interest,  pro rata according to the
                      amount  of   unreimbursed   Realized   Losses   allocable  to  principal
                      previously  allocated  to each  such  regular  interest,  the  aggregate amount of any  distributions  to the  Certificates as  reimbursement  of such  Realized  Losses on such  Distribution  Date  pursuant  to Section
                      4.02(e);  provided,  however,  that any amounts distributed  pursuant to this  paragraph  (C)(1) of this  definition of  "Uncertificated  REMIC I
                      Distribution  Amount" shall not cause a reduction in the  Uncertificated
                      Principal  Balances  of  any  of  the  Uncertificated  REMIC  I  Regular
                      Interests; and

(2)     second, to the Class R-I Certificates, any remaining amount.

        On each  Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in the definition of the  Uncertificated  REMIC II Distribution  Amount
to itself as the holder of the  Uncertificated  REMIC II Regular  Interests and to the holders of the Class  R-II  Certificates  as the  holders  of the  residual  interest  in REMIC II the amounts  distributable  thereon from the amounts deemed to have been received by REMIC II from
REMIC I under this definition.

        Uncertificated  REMIC  I  Regular  Interests:   The  Uncertificated  REMIC  I  Regular
Interests Z together with the interests  identified in the table below,  each  representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

        1.      The  principal  balance  from  time to time  of  each  Uncertificated  REMIC I
                Regular Interest  identified in the table below shall be the amount identified as the Initial Principal  Balance thereof in such table,  minus the sum of (x)
                the aggregate of all amounts  previously  deemed  distributed  with respect to such  interest  and  applied to reduce the  Uncertificated  Principal  Balance thereof  pursuant to Section  10.04(a) and (y) the aggregate of all reductions in Certificate  Principal  Balance deemed to have occurred in connection  with
                Realized Losses that were previously  deemed  allocated to the  Uncertificated
                Principal Balance of such Uncertificated  REMIC I Regular Interest pursuant to
                Section 10.04(e).

        2.      The Uncertificated  Pass-Through Rate for each Uncertificated  REMIC I Regular
                Interest  identified  in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3.      The  Uncertificated  REMIC I  Distribution  Amount  for each  REMIC I  Regular
                Interest  identified in the table below shall be, for any  Distribution  Date, the amount  deemed  distributed  with respect to such  Uncertificated  REMIC I
                Regular  Interest on such  Distribution  Date  pursuant to the  provisions  of
                Section 10.04(a).

  Uncertificated REMIC I Regular Interest    Pass-Through Rate      Initial Principal Balance
                    X-I                            6.00%                      $210,696.13
                   X-II                            6.50%                      $266,923.61
                    Y-I                            6.00%                  $426,558,333.46
                   Y-II                            6.50%                  $533,580,290.80
                  I-A-P-L                          0.00%                    $1,060,890.90
                 II-A-P-L                          0.00%                    $8,153,955.30

        Uncertificated  REMIC II  Regular  Interests:  The  Uncertificated  REMIC  II  Regular
Interests Z together with the interests  identified in the table below,  each  representing an
undivided   beneficial   ownership   interest   in  REMIC  II,  and   having   the   following
characteristics:

        1.      The  principal  balance  from  time to time of each  Uncertificated  REMIC  II
                Regular Interest  identified in the table below shall be the amount identified as the Initial Principal  Balance thereof in such table,  minus the sum of (x)
                the aggregate of all amounts  previously  deemed  distributed  with respect to such  interest  and  applied to reduce the  Uncertificated  Principal  Balance thereof  pursuant  to  Section  10.04(b)(ii)  and  (y)  the  aggregate  of all reductions  in  Certificate  Principal  Balance  deemed  to have  occurred  in connection with Realized Losses that were previously  deemed  allocated to the
                Uncertificated  Principal  Balance  of such  Uncertificated  REMIC II  Regular
                Interest  pursuant to Section 10.04(e),  which equals the aggregate  principal balance  of  the  Classes  of  Certificates  identified  as  related  to  such
                Uncertificated REMIC II Regular Interest in such table.

        2.      The Uncertificated  Pass-Through Rate for each Uncertificated REMIC II Regular
                Interest  identified  in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3.      The  Uncertificated  REMIC II  Distribution  Amount  for each REMIC II Regular
                Interest  identified in the table below shall be, for any  Distribution  Date, the amount deemed  distributed  with respect to such  Uncertificated  REMIC II
                Regular  Interest on such  Distribution  Date  pursuant to the  provisions  of
                Section 10.04(b).

 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
 II Regular Interest                                                               Balance

          T             Class I-A-1, Class I-A-2, Class         6.00%             $55,000,000.00
                        I-A-6
          U             Class I-A-3, Class I-A-4, Class         6.00%             $46,590,000.00
                        I-A-5, Class I-A-6
          V             Class I-A-7, Class I-A-10,              6.00%            $209,981,000.00
                        Class I-A-11, Class I-A-12,
                        Class I-A-13, Class I-A-14,
                        Class I-A-15
          W             Class I-A-8, Class I-A-9                6.00%             $88,458,000.00
       I-A-P-M          Class I-A-P                             0.00%              $1,060,890.90
       II-A-P-M         Class II-A-P                            0.00%              $8,153,955.30
          X             Class II-A-1, Class R-III               6.50%            $499,971,100.00
          Y             Class M-1, Class M-2, Class       The weighted            $60,616,044.00
                        M-3, Class B-1, Class B-2,        average of the
                        Class B-3                         Uncertificated
                                                          Pass-Through
                                                          Rates for
                                                          Uncertificated
                                                          REMIC I Regular
                                                          Interests X-I
                                                          and X-II

        Uncertificated  REMIC  I  Regular  Interests  Z:  Each of the  Uncertificated  REMIC I
Regular Interests Z1 and Uncertificated REMIC I Regular Interests Z2.

         Uncertificated  REMIC  I  Regular  Interests  Z1:  Each of the  1,990  uncertificated partial undivided beneficial  ownership interests in REMIC I, numbered  sequentially from 1 to
1,990,  each  relating to the  particular  Mortgage  Loan in Loan Group I  identified  by such sequential number on the Mortgage Loan Schedule,  each having no principal  balance,  and each bearing  interest at the  respective  Pool Strip Rate on the Stated  Principal  Balance of the
related Mortgage Loan.

        Uncertificated  REMIC  I  Regular  Interests  Z2:  Each  of the  2,516  uncertificated partial undivided beneficial  ownership interests in REMIC I, numbered  sequentially from 1 to
2,516,  each  relating to the  particular  Mortgage  Loan in Loan Group II  identified by such sequential number on the Mortgage Loan Schedule,  each having no principal  balance,  and each bearing  interest at the  respective  Pool Strip Rate on the Stated  Principal  Balance of the
related Mortgage Loan.

        Uncertificated  REMIC II  Regular  Interests  Z: Each of the  Uncertificated  REMIC II
Regular Interests Z1 and Uncertificated REMIC II Regular Interests Z2.

        Uncertificated  REMIC  II  Regular  Interests  Z1:  Each of the  1,990  uncertificated partial undivided beneficial  ownership interests in REMIC II numbered  sequentially from 1 to
1,990,  each relating to the identically  numbered  Uncertificated  REMIC I Regular  Interests
Z1, each having no principal  balance,  and each bearing interest at the respective Pool Strip
Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated  REMIC  II  Regular  Interests  Z2:  Each of the  2,516  uncertificated partial undivided beneficial  ownership interests in REMIC II numbered  sequentially from 1 to
2,516,  each relating to the identically  numbered  Uncertificated  REMIC I Regular  Interests
Z2, each having no principal  balance,  and each bearing interest at the respective Pool Strip
Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated  REMIC II Regular Interests Z Distribution  Amount: With respect to any
Distribution  Date,  the sum of the amounts  deemed to be  distributed  on the  Uncertificated
REMIC II Regular Interests Z for such Distribution Date pursuant to Section 10.04.

        Uncertificated REMIC II Regular Interest  Distribution  Amounts:  With respect to each
Uncertificated  REMIC II  Regular  Interest,  other than the  Uncertificated  REMIC II Regular
Interests  Z,  the  amount  specified  as  the   Uncertificated   REMIC  II  Regular  Interest
Distribution  Amount  with  respect  thereto  in the  definition  of  Uncertificated  REMIC II
Regular  Interests.  With  respect to the  Uncertificated  REMIC II Regular  Interests  Z, the
Uncertificated REMIC II Regular Interests Z Distribution Amount.

        Uncertificated  REMIC III Regular  Interests Z: Each of the  Uncertificated  REMIC III
Regular Interests Z1 and Uncertificated REMIC III Regular Interests Z2.

        Uncertificated  REMIC III  Regular  Interests  Z1:  Each of the  1,990  uncertificated partial undivided  beneficial  ownership  interests in REMIC III numbered  sequentially from 1 through  1,990,  each relating to the  identically  numbered  Uncertificated  REMIC II Regular
Interests  Z1, each having no  principal  balance and bearing  interest at a rate equal to the related Pool Strip Rate on the Stated  Principal  Balance of the Mortgage  Loan related to the
identically   numbered   Uncertificated   REMIC  I  Regular   Interests  Z1,  comprising  such
Uncertificated  REMIC III  Regular  Interests  Z1's pro rata share of the  amount  distributed pursuant to Section 10.04(a).

        Uncertificated  REMIC III  Regular  Interests  Z2:  Each of the  2,516  uncertificated partial undivided  beneficial  ownership  interests in REMIC III numbered  sequentially from 1 through  2,516,  each relating to the  identically  numbered  Uncertificated  REMIC II Regular
Interests  Z2, each having no  principal  balance and bearing  interest at a rate equal to the related Pool Strip Rate on the Stated  Principal  Balance of the Mortgage  Loan related to the
identically   numbered   Uncertificated   REMIC  I  Regular   Interests  Z2,  comprising  such
Uncertificated  REMIC III  Regular  Interests  Z2's pro rata share of the  amount  distributed pursuant to Section 10.04(a).

        Uncertificated  REMIC III Regular  Interests Z  Distribution  Amount:  With respect to any Distribution  Date, the sum of the amounts deemed to be distributed on the  Uncertificated
REMIC III Regular Interests Z for such Distribution Date pursuant to Section 10.04.

        Undercollateralized  Amount:  With  respect  any  Certificate  Group and  Distribution
Date,  the excess of (i) the  aggregate  Certificate  Principal  Balance  of such  Certificate
Group over (ii) the aggregate  Stated  Principal  Balance of the Mortgage Loans in the related
Loan  Group,  in each  case  calculated  on such  Distribution  Date  after  giving  effect to distributions  to be made thereon  (other than amounts to be  distributed  pursuant to Section
4.02(n) on such Distribution Date).

        Undercollateralized   Certificate   Group:  With  respect  any  Distribution  Date,  a
Certificate Group for which the related Undercollateralized Amount exceeds zero.

        Underwriters:  Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc.

        Yield Maintenance  Agreement:  Each of the Class I-A-1 Yield Maintenance Agreement and
Class I-A-8 Yield Maintenance Agreement

        Yield  Maintenance  Agreement  Provider:  Barclays  Bank PLC, and its  successors  and assigns or any party to any replacement,  substitute,  collateral or other arrangement in lieu thereof.

        Yield Maintenance  Payment:  For any Distribution Date, the payment, if any, due under the applicable Yield Maintenance Agreement in respect of such Distribution Date.

Section  1.02         Use of Words and Phrases.

        "Herein," "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent  words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references herein to Articles,  Sections or Subsections shall mean the corresponding  Articles,  Sections and  Subsections  in the Pooling and Servicing  Agreement.  The  definitions  set forth herein include both the singular and the plural.

               Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the  Pass-Through  Rates on the Adjustable Rate
Certificates  for any  Interest  Accrual  Period  (other  than the  initial  Interest  Accrual
Period) will be determined as described below:

        On each  Distribution  Date,  LIBOR shall be established by the Trustee and, as to any
Interest  Accrual  Period,  will equal the rate for one month United  States  dollar  deposits that appears on the Dow Jones  Telerate  Screen Page 3750 as of 11:00 a.m.,  London  time,  on the second LIBOR  Business Day prior to the first day of such Interest  Accrual Period ("LIBOR
Rate  Adjustment  Date").  "Telerate  Screen Page 3750" means the display  designated  as page
3750 on the  Telerate  Service  (or such other page as may replace  page 3750 on that  service for the purpose of displaying  London  interbank  offered rates of major banks).  If such rate does not  appear on such page (or such other page as may  replace  that page on that  service, or if  such  service  is no  longer  offered,  any  other  service  for  displaying  LIBOR  or comparable  rates as may be  selected  by the  Trustee  after  consultation  with  the  Master
Servicer),  the rate will be the  Reference  Bank  Rate.  The  "Reference  Bank  Rate" will be determined  on the basis of the rates at which  deposits  in U.S.  Dollars  are offered by the reference  banks  (which  shall be any three major banks that are engaged in  transactions  in the London  interbank  market,  selected by the  Trustee  after  consultation  with the Master
Servicer) as of 11:00 a.m.,  London time,  on the day that is one LIBOR  Business Day prior to the immediately  preceding  Distribution  Date to prime banks in the London  interbank  market for a period  of one  month  in  amounts  approximately  equal  to the  aggregate  Certificate
Principal  Balance of the Adjustable  Rate  Certificates  then  outstanding.  The Trustee will request the principal  London office of each of the reference  banks to provide a quotation of its rate. If at least two such  quotations are provided,  the rate will be the arithmetic mean of the  quotations  rounded up to the next  multiple of 1/16%.  If on such date fewer than two quotations  are  provided  as  requested,  the rate will be the  arithmetic  mean of the rates quoted  by  one or  more  major  banks  in New  York  City,  selected  by  the  Trustee  after consultation  with the Master  Servicer,  as of 11:00 a.m.,  New York City time,  on such date for loans in U.S.  Dollars  to  leading  European  banks for a period of one month in  amounts approximately  equal to the aggregate  Certificate  Principal  Balance of the Adjustable  Rate
Certificates then outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date,  or, in the case of the first LIBOR Rate  Adjustment  Date,
4.75% per annum;  provided,  however,  if, under the priorities  described above,  LIBOR for a
Distribution  Date would be based on LIBOR for the  previous  Distribution  Date for the third consecutive  Distribution  Date,  the  Trustee  shall,  after  consultation  with  the  Master
Servicer,  select an  alternative  comparable  index (over which the Trustee has no  control), used for determining  one-month  Eurodollar lending rates that is calculated and published (or otherwise made  available) by an independent  party.  "LIBOR Business Day" means any day other than (i) a Saturday  or a Sunday or (ii) a day on which  banking  institutions  in the city of
London, England are required or authorized by law to be closed.

        The  establishment  of LIBOR by the Trustee on any LIBOR Rate  Adjustment Date and the
Master Servicer's  subsequent  calculation of the Pass-Through Rates applicable to each of the
Adjustable Rate  Certificates  for the relevant  Interest  Accrual  Period,  in the absence of manifest error, will be final and binding.

        Promptly  following  each LIBOR Rate  Adjustment  Date the  Trustee  shall  supply the
Master  Servicer  with the results of its  determination  of LIBOR on such date.  Furthermore, the Trustee will supply to any  Certificateholder  so requesting by telephone by calling (800)
735-7777 the  Pass-Through  Rates on each of the Adjustable Rate  Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;

                              ORIGINAL ISSUANCE OF CERTIFICATES

Section  2.01         Conveyance of Mortgage Loans.

        (a) (See Section 2.01(a) of the Standard Terms).

        (b) (See Section 2.01(b) of the Standard Terms).

        (c) (See Section 2.01(b) of the Standard Terms).

        (d) (See Section 2.01(d) of the Standard Terms).

        (e) (See Section 2.01(e) of the Standard Terms).

        (f) (See Section 2.01(f) of the Standard Terms).

        (g) (See Section 2.01(g) of the Standard Terms).

        (h) (See Section 2.01(h) of the Standard Terms).

        (i) In connection with such  assignment,  and  contemporaneously  with the delivery of this  Agreement,  the Company  delivered or caused to be  delivered  hereunder to the Trustee, the  Yield  Maintenance  Agreements  (the  delivery  of which  shall  evidence  that the fixed payment  for each of the Yield  Maintenance  Agreements  has been paid and the Trustee and the
Trust Fund shall have no further  payment  obligation  thereunder  and that such fixed payment has been authorized hereby).

Section  2.02         Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section  2.03         Representations, Warranties and Covenants
of the Master Servicer and the Company.

(a)     For representations, warranties and covenants of the Master Servicer, see Section
2.03(a) of the Standard Terms.

(b)     The Company hereby represents and warrants to the Trustee for the benefit of
Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i)     No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so  Delinquent  more than once in the 12-month period prior to the Cut-off Date;

(ii)    The  information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans,  as the case may be, is true and correct in all material  respects at the date or dates respecting which such information is furnished;

(iii)   The  Mortgage  Loans are  fully-amortizing  (subject  to  interest  only  periods,  if applicable),  fixed-rate  mortgage loans with level Monthly Payments due, with respect to a  majority  of the  Mortgage  Loans,  on the first day of each  month and terms to maturity at origination or modification of not more than 30 years;

(iv)    To the best of the  Company's  knowledge,  except in the case of zero  Mortgage  Loans representing  0.00% of the Group I Loans,  if a Group I Loan is secured by a Mortgaged
        Property with a  Loan-to-Value  Ratio at  origination  in excess of 80%, such Mortgage
        Loan is the subject of a Primary  Insurance  Policy  that  insures (a) at least 35% of the Stated Principal  Balance of the Mortgage Loan at origination if the Loan-to-Value
        Ratio is between 100.00% and 95.01%,  (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 95.00% and
        90.01%, (c) at least 25% of such balance if the Loan-to-Value  Ratio is between 90.00%
        and 85.01% and (d) at least 12% of such balance if the Loan-to-Value  Ratio is between
        85.00% and 80.01%;  and, except in the case of one Mortgage Loan representing 0.10% of the Group II Loans,  if a Group II Loan is  secured  by a  Mortgaged  Property  with a
        Loan-to-Value  Ratio at  origination  in  excess  of 80%,  such  Mortgage  Loan is the subject of a Primary  Insurance  Policy  that  insures  (a) at least 35% of the Stated
        Principal  Balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30% of the Stated  Principal  Balance of the
        Mortgage Loan at origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%,
        (c) at least 25% of such  balance if the  Loan-to-Value  Ratio is  between  90.00% and
        85.01%  and (d) at least 12% of such  balance  if the  Loan-to-Value  Ratio is between
        85.00%  and  80.01%.  To the  best  of the  Company's  knowledge,  each  such  Primary
        Insurance  Policy is in full  force and  effect and the  Trustee  is  entitled  to the benefits thereunder;

(v)     The  issuers  of  the  Primary  Insurance  Policies  are  insurance   companies  whose
        claims-paying abilities are currently acceptable to each Rating Agency;

(vi)    No more than 1.0% of the Group I Loans by  aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area in  California,  and no more  than  0.7% of the  Group I  Loans  by  aggregate  Stated
        Principal Balance as of the Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area outside  California;  no more than 0.5% of the Group II Loans by aggregate Stated Principal  Balance as of the Cut-off Date are secured by Mortgaged
        Properties  located  in any one zip code area in  Tennessee,  and no more than 0.5% of the Group II Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date are
        secured by Mortgaged Properties located in any one zip code area outside Tennessee;

(vii)   The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide,  including flood insurance if required under the National  Flood  Insurance  Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement  therefor from the Mortgagor;

(viii)  Immediately prior to the assignment of the Mortgage Loans to the Trustee,  the Company
        had good  title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security  interest  (other than rights to servicing and related  compensation)  and such  assignment  validly  transfers  ownership of the
        Mortgage  Loans to the Trustee  free and clear of any  pledge,  lien,  encumbrance  or security interest;

(ix)    Approximately  46.86% of the Group I Loans by aggregate Stated Principal Balance as of the  Cut-off  Date were  underwritten  under a  reduced  loan  documentation  program, approximately  14.42% of the Group I Loans by aggregate Stated Principal Balance as of
        the  Cut-off  Date  were   underwritten   under  a  no-stated   income  program,   and
        approximately  17.72% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten  under a no income/no asset program;  approximately
        37.37% of the Group II Loans by aggregate Stated  Principal  Balance as of the Cut-off
        Date were  underwritten  under a reduced  loan  documentation  program,  approximately
        17.56% of the Group II Loans by aggregate Stated  Principal  Balance as of the Cut-off
        Date were  underwritten  under a no-stated income program,  and 16.08% of the Group II
        Loans were underwritten under a no income/no asset program;

(x)     Except with respect to  approximately  17.14% of the Group I Loans by aggregate Stated
        Principal  Balance as of the  Cut-off  Date and  approximately  24.26% of the Group II
        Loans by aggregate  Stated  Principal  Balance as of the Cut-off  Date,  the Mortgagor
        represented  in its loan  application  with respect to the related  Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each Mortgage Loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A)  of the Code and  Treasury  Regulations  Section  1.860G-2(a)(1),  (2),  (4), (5) and (6),
        without reliance on the provisions of Treasury  Regulation  Section  1.860G-2(a)(3) or
        Treasury  Regulation Section  1.860G-2(f)(2) or any other provision that would allow a
        Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the  requirements of Section  860G(a)(3)(A)  of the Code and Treasury  Regulation
        Section 1.860G-2(a)(1), (2), (4), (5) and (6);

(xiii)  A policy of title  insurance was effective as of the closing of each Mortgage Loan and is valid and  binding  and  remains in full  force and  effect,  unless the  Mortgaged
        Properties  are located in the State of Iowa and an  attorney's  certificate  has been provided as described in the Program Guide;

(xiv)   Approximately  0.02% of the Group I Loans by aggregate Stated Principal  Balance as of the Cut-off Date are  Cooperative  Loans;  with  respect to a Mortgage  Loan that is a
        Cooperative  Loan, the Cooperative  Stock that is pledged as security for the Mortgage
        Loan is held by a person as a  tenant-stockholder  (as  defined in Section  216 of the
        Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv)    With respect to each  Mortgage Loan  originated  under a  "streamlined"  Mortgage Loan program  (through  which no new or updated  appraisals  of  Mortgaged  Properties  are obtained  in  connection  with  the  refinancing  thereof),  the  related  Seller  has represented  that  either (a) the value of the  related  Mortgaged  Property as of the date the Mortgage Loan was  originated  was not less than the appraised  value of such property  at the  time  of  origination  of the  refinanced  Mortgage  Loan or (b) the
        Loan-to-Value  Ratio  of the  Mortgage  Loan  as of the  date  of  origination  of the
        Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)   Interest  on  each  Mortgage  Loan  is  calculated  on the  basis  of a  360-day  year consisting of twelve 30-day months;

(xvii)  None of the Mortgage Loans contain in the related  Mortgage File a Destroyed  Mortgage
        Note;

(xviii) Two of the Mortgage Loans, representing  approximately 0.1% of the aggregate principal balance of the Mortgage Loans, have been made to International  Borrowers, and no such
        Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix)   No Mortgage Loan  provides for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx)    None of the Mortgage Loans is an Additional  Collateral  Loan and none of the Mortgage
        Loans is a Pledged Asset Loan.

It is  understood  and  agreed  that the  representations  and  warranties  set  forth in this
Section  2.03(b) shall survive  delivery of the  respective  Mortgage  Files to the Trustee or any Custodian.

        Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or any
Custodian of a breach of any of the  representations  and warranties set forth in this Section
2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties (any  Custodian  being so  obligated  under a Custodial  Agreement);  provided, however,  that in the  event of a breach  of the  representation  and  warranty  set  forth in
Section  2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of  discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the
Company  shall  either (i) cure such breach in all  material  respects or (ii)  purchase  such
Mortgage  Loan from the  Trust  Fund at the  Purchase  Price  and in the  manner  set forth in
Section  2.02;  provided  that the  Company  shall have the option to  substitute  a Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided  that if the omission or defect would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3)
of the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions  by Residential  Funding.  It is understood  and  agreed  that the  obligation  of the  Company  to cure  such  breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a breach has occurred and is continuing  shall  constitute  the  sole  remedy  respecting  such  breach  available  to  the
Certificateholders or the Trustee on behalf of the Certificateholders.

Section  2.04         Representations and Warranties of Sellers.(See Section 2.04 of the
Standard Terms)

Section  2.05         Execution and Authentication of Certificates/Issuance of Certificates
Evidencing Interests in REMIC I and REMIC II.

        The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Mortgage  Files to it, or any  Custodian  on its  behalf,  subject  to any  exceptions noted,  together  with the  assignment  to it of all other  assets  included in the Trust Fund and/or the  applicable  REMIC,  receipt  of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange  therefor,  the Trustee,  pursuant to the written request of the
Company  executed by an officer of the Company,  has  executed and caused to be  authenticated and  delivered  to or upon  the  order  of the  Company  (i) the  Class  R-I  Certificates  in
authorized  denominations  which together with the  Uncertificated  REMIC I Regular Interests, evidence  the  beneficial  interest  in  REMIC I and  (ii)  the  Class  R-II  Certificates  in
authorized  denominations  which together with the Uncertificated  REMIC II Regular Interests, evidence the beneficial interest in REMIC II.

Section  2.06         Conveyance of Uncertificated REMIC I Regular Interests and the
Uncertificated REMIC II Regular Interests; Acceptance by the Trustee.

        The Company,  as of the Closing Date, and concurrently with the execution and delivery hereof,  does hereby assign without recourse all the right,  title and interest of the Company in and to the  Uncertificated  REMIC I  Regular  Interests  and the  Uncertificated  REMIC  II
Regular  Interests  to  the  Trustee  for  the  benefit  of  the  Holders  of  each  Class  of
Certificates  (other than the Class R-I  Certificates  and the Class R-II  Certificates).  The
Trustee  acknowledges  receipt  of the  Uncertificated  REMIC  I  Regular  Interests  and  the
Uncertificated  REMIC II Regular  Interests  and declares that it holds and will hold the same in trust for the  exclusive  use and benefit of all  present and future  Holders of each Class of  Certificates  (other  than the Class R-I  Certificates  and the Class R-II  Certificates).
The  rights  of the  Holders  of  each  Class  of  Certificates  (other  than  the  Class  R-I
Certificates and the Class R-II  Certificates) to receive  distributions  from the proceeds of
REMIC III in respect of such  Classes,  and all  ownership  interests  of the  Holders of such
Classes in such distributions, shall be as set forth in this Agreement.

Section  2.07         Issuance of Certificates Evidencing Interest in REMIC III.

        The Trustee  acknowledges the assignment to it of the  Uncertificated  REMIC I Regular
Interests and the Uncertificated  REMIC II Regular Interests and,  concurrently  therewith and in exchange  therefor,  pursuant to the written request of the Company  executed by an officer of the Company,  the Trustee has executed and caused to be  authenticated  and delivered to or upon the  order of the  Company,  all  Classes  of  Certificates  (other  than the  Class  R-I
Certificates  and the Class R-II  Certificates)  in authorized  denominations,  which evidence the beneficial interest in the entire REMIC III.

Section  2.08         Purposes and Powers of the Trust. (See Section 2.08 of the Standard
Terms).

               Section 2.09.  Agreement Regarding Ability to Disclose.

               The Company, the Master Servicer and the Trustee hereby agree,  notwithstanding any other express or implied agreement to the contrary,  that any and all Persons,  and any of their respective employees,  representatives,  and other agents may disclose, immediately upon commencement of discussions,  to any and all Persons,  without limitation of any kind, the tax treatment  and tax  structure of the  transaction  and all  materials  of any kind  (including opinions  or  other  tax  analyses)  that are  provided  to any of them  relating  to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and
"tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                 ADMINISTRATION AND SERVICING

                                      OF MORTGAGE LOANS

                            (SEE ARTICLE III OF THE STANDARD TERMS)

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

Section  4.01         Certificate Account.  (See Section 4.01 of the Standard Terms).

Section  4.02         Distributions.

(a)     On each  Distribution Date the Master Servicer on behalf of the Trustee (or the Paying
Agent  appointed by the Trustee)  shall  distribute to the Master  Servicer,  in the case of a distribution  pursuant to Section 4.02(a)(iii) below, and to each  Certificateholder of record on the next  preceding  Record Date (other than as  provided in Section  9.01  respecting  the final distribution)  either in immediately  available funds (by wire transfer or otherwise) to the  account  of  such  Certificateholder  at  a  bank  or  other  entity  having  appropriate facilities  therefor,  if such  Certificateholder  has so notified the Master  Servicer or the
Paying  Agent,  as the case may be,  or, if such  Certificateholder  has not so  notified  the
Master   Servicer  or  the  Paying  Agent  by  the  Record  Date,  by  check  mailed  to  such
Certificateholder  at the address of such Holder  appearing in the  Certificate  Register such
Certificateholder's  share (which share (A) with respect to each Class of Certificates  (other than any  Subclass  of the Class A-V  Certificates),  shall be based on the  aggregate  of the
Percentage  Interests  represented by Certificates of the applicable Class held by such Holder or (B) with  respect  to any  Subclass  of the Class A-V  Certificates,  shall be equal to the amount  (if  any)  distributed  pursuant  to  Section  4.02(a)(i)  below to each  Holder  of a
Subclass  thereof) of the following  amounts,  in the following order of priority  (subject to the  provisions of Section  4.02(b),  (c),  (d), (j), (k) and (l) below),  in each case to the extent of the related Available Distribution Amount remaining:

(i)     (X)           from  the  Available  Distribution  Amount  (other  than  the  Aggregate
        Accrual  Distribution  Amount)  related to the Loan  Group I  together  with the Yield
        Maintenance  Payments which shall be applied in accordance  with Sections  4.02(g) and
        4.09), to the holders of the Group I Senior  Certificates  (other than the Class I-A-P
        Certificates)  Accrued  Certificate  Interest  on such  Classes  of  Certificates  (or
        Subclasses,   if  any,  with  respect  to  the  Class  I-A-V  Certificates)  for  such
        Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last paragraph of this
        Section 4.02(a); and

                      (Y)    from the Available  Distribution  Amount related to Loan Group II
        , to the holders of the Group II Senior Certificates  Accrued Certificate  Interest on
        such Classes of Certificates for such Distribution Date, plus any Accrued  Certificate
        Interest  thereon  remaining  unpaid  from any  previous  Distribution  Date except as provided in the last paragraph of this Section 4.02(a);

(ii)    (X)           to the Class I-A-P Certificates from the Available  Distribution Amounts from  Loan  Group  I  and  to  the  Class  II-A-P  Certificates,  from  the  Available
        Distribution  Amounts for Loan Group II, the Class A-P Principal  Distribution  Amount
        for the related Loan Group  (applied to reduce the  Certificate  Principal  Balance of the related Class A-P Certificates); and

                      (Y)    to  the   Senior   Certificates   (other   than  the   Class  A-P
        Certificates  and the Class A-V  Certificates)  of each  Certificate  Group,  from the
        Available  Distribution  Amount  for the  related  Loan  Group in the  priorities  and amounts set forth in Section  4.02(b) and (c),  the sum of the  following  (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                      (A)    the related Senior Percentage for such Distribution Date and
Loan Group, as applicable, times the sum of the following:

                             (1)    the principal  portion of each Monthly  Payment due during the related Due Period on each Outstanding  Mortgage Loan in the related
                      Loan Group (other than the related  Discount  Fraction of the  principal portion of such  payment with respect to a Discount  Mortgage  Loan,  if any),  whether or not received on or prior to the related  Determination
                      Date;

                             (2)    the Stated  Principal  Balance of any Mortgage Loan in the
                      related Loan Group repurchased  during the preceding  calendar month (or deemed to have been so repurchased in accordance  with Section  3.07(b))
                      pursuant  to  Section  2.02,  2.03,  2.04 or 4.07 and the  amount of any shortfall  deposited in the  Custodial  Account in  connection  with the substitution  of a Deleted  Mortgage Loan in such Loan Group pursuant to
                      Section  2.03 or 2.04 during the  preceding  calendar  month (other than the  related  Discount  Fraction  of such  Stated  Principal  Balance or shortfall with respect to each Discount Mortgage Loan, if any); and

                             (3)    the   principal   portion   of   all   other   unscheduled
                      collections  (other than Principal  Prepayments in Full and Curtailments and  amounts  received  in  connection  with a Cash  Liquidation  or REO
                      Disposition  of a Mortgage Loan  described in Section  4.02(a)(ii)(Y)(B)
                      of  this  Series  Supplement,  including  without  limitation  Insurance
                      Proceeds,  Liquidation  Proceeds and REO  Proceeds)  with respect to the related Loan Group,  including  Subsequent  Recoveries,  received during the  preceding  calendar  month (or deemed to have been so  received  in accordance  with  Section  3.07(b)) to the extent  applied by the Master
                      Servicer  as  recoveries  of  principal  of the  related  Mortgage  Loan pursuant to Section 3.14 of the  Standard  Terms (other than the related
                      Discount   Fraction  of  the  principal   portion  of  such  unscheduled
                      collections,  with respect to each  Discount  Mortgage  Loan, if any, in the related Loan Group);

                      (B)    with  respect to each  Mortgage  Loan in the  related  Loan Group for  which  a  Cash  Liquidation  or a  REO  Disposition  occurred  during  the preceding  calendar month (or was deemed to have occurred during such period in accordance  with Section  3.07(b) of the Standard Terms) an amount equal to the lesser of (a) the related Senior  Percentage for such  Distribution  Date times the Stated  Principal  Balance of such  Mortgage  Loan  (other than the related
               Discount  Fraction  of such  Stated  Principal  Balance,  with  respect to each
               Discount  Mortgage  Loan) and (b) the related Senior  Accelerated  Distribution
               Percentage   for  such   Distribution   Date  times  the  related   unscheduled
               collections  (including  without  limitation  Insurance  Proceeds,  Liquidation
               Proceeds  and REO  Proceeds)  to the extent  applied by the Master  Servicer as recoveries  of principal of the related  Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such  unscheduled collections,  with respect to a Discount Mortgage Loan,  included in clause (C)
               of the definition of Class A-P Principal Distribution Amount);.

                      (C)    the related Senior Accelerated  Distribution  Percentage for such
               Distribution  Date times the  aggregate of all  Principal  Prepayments  in Full with  respect to the related  Loan Group  received  in the  related  Prepayment
               Period and Curtailments  with respect to the related Loan Group received in the preceding  calendar  month  (other than the related  Discount  Fraction of such
               Principal  Prepayments in Full and Curtailments,  with respect to each Discount
               Mortgage Loan in the related Loan Group);

                      (D)    any portion of the Excess  Subordinate  Principal Amount for such
               Distribution Date allocated with respect to such Loan Group; and

                      (E)    amounts   allocated  to  the  related   Certificate   Group,   as
               applicable, pursuant to Section 4.02(m); and

                      (F)    any amounts  described in  subsection  (ii)(Y),  clauses (A), (B)
               and (C) of this Section  4.02(a),  as determined for any previous  Distribution
               Date, which remain unpaid after application of amounts  previously  distributed pursuant  to  this  clause  (F)  to  the  extent  that  such  amounts  are  not attributable  to Realized  Losses which have been allocated to the  Subordinate
               Certificates; minus;

                      (G)    the  related   Capitalization   Reimbursement   Amount  for  such
               Distribution  Date, other than the related Discount  Fraction of any portion of that amount  related to each  Discount  Mortgage  Loan,  if any, in the related
               Loan Group,  multiplied  by a fraction,  the  numerator  of which is the Senior
               Principal  Distribution  Amount,  without giving effect to this clause (G), and the denominator of which is the sum of the principal  distribution  amounts for
               all  Classes  of  related   Certificates  other  than  the  related  Class  A-P
               Certificates,  payable from the Available  Distribution  Amount for the related
               Loan Group  without  giving  effect to any  reductions  for the  Capitalization
               Reimbursement Amount;

(iii)   if the Certificate  Principal Balances of the Subordinate  Certificates  relating to a
        Loan Group have not been reduced to zero, to the Master Servicer or a Subservicer,  by remitting for deposit to the Custodial Account,  to the extent of and in reimbursement for any Advances or Subservicer  Advances  previously made with respect to any related
        Mortgage Loan or REO Property which remain  unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property;

(iv)    to the  Holders  of the Class  M-1  Certificates,  the  Accrued  Certificate  Interest
        thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v)     to the Holders of the Class M-1  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates for each Loan Group for such  Distribution  Date, minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections  4.02(a)(vii),
        (ix),  (xi),  (xiii),  (xiv)  and  (xv) of this  Series  Supplement  are  insufficient therefor,  applied in reduction of the Certificate  Principal Balance of the Class M-1
        Certificates;

(vi)    to the  Holders  of the Class  M-2  Certificates,  the  Accrued  Certificate  Interest
        thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii)   to the Holders of the Class M-2  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates for each Loan Group for such  Distribution  Date, minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts  available  pursuant to clause (x) of Sections 4.02(a) (ix),
        (xi), (xiii),  (xiv) and (xv) are insufficient  therefor,  applied in reduction of the
        Certificate Principal Balance of the Class M-2 Certificates;

(viii)  to the  Holders  of the Class  M-3  Certificates,  the  Accrued  Certificate  Interest
        thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix)    to the Holders of the Class M-3  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts  available  pursuant to clause (x) of Sections  4.02(a)(xi),
        (xiii),  (xiv)  and  (xv) are  insufficient  therefor,  applied  in  reduction  of the
        Certificate Principal Balance of the Class M-3 Certificates;

(x)     to the  Holders  of the Class  B-1  Certificates,  the  Accrued  Certificate  Interest
        thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi)    to the Holders of the Class B-1  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts available pursuant to clause (x) of Sections  4.02(a)(xiii),
        (xiv) and (xv) are  insufficient  therefor,  applied in reduction  of the  Certificate
        Principal Balance of the Class B-1 Certificates;

(xii)   to the  Holders  of the Class  B-2  Certificates,  the  Accrued  Certificate  Interest
        thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii)  to the Holders of the Class B-2  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts  available  pursuant to clause (x) of Sections  4.02(a)(xiv)
        and (xv) are insufficient therefor,  applied in reduction of the Certificate Principal
        Balance of the Class B-2 Certificates;

(xiv)   to the  Holders  of the Class B-3  Certificates,  an amount  equal to (x) the  Accrued
        Certificate  Interest thereon for such Distribution Date, plus any Accrued Certificate
        Interest  thereon  remaining  unpaid from any previous  Distribution  Date,  except as provided below,  minus (y) the amount of any Class A-P Collection  Shortfalls for such
        Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent  the  amounts  available  pursuant  to clause (x) of  Section  4.02(a)(xv)  are insufficient therefor;

(xv)    to the Holders of the Class B-3  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous  Distribution  Dates
        applied  in  reduction  of  the  Certificate   Principal  Balance  of  the  Class  B-3
        Certificates;

(xvi)   to the Senior  Certificates,  on a pro rata basis in accordance with their  respective outstanding  Certificate  Principal  Balances,  the portion,  if any, of the Available
        Distribution  Amounts  for the  related  Loan  Group  remaining  after  the  foregoing distributions,  applied to reduce the  Certificate  Principal  Balances of such Senior
        Certificates,  but in no event more than the aggregate of the outstanding  Certificate
        Principal Balances of each such Class of Senior Certificates,  and thereafter, to each
        Class of related Subordinate  Certificates then outstanding  beginning with such Class with the Highest Priority,  any portion of the related Available  Distribution Amounts remaining after the related Senior  Certificates have been retired,  applied to reduce
        the  Certificate   Principal  Balance  of  each  such  Class  of  related  Subordinate
        Certificates,  but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

(xvii)  to the Class R-III Certificates,  the balance,  if any, of the Available  Distribution
        Amounts for all Loan Groups.

        Notwithstanding the foregoing,  on any Distribution Date, with respect to the Class of related  Subordinate  Certificates  outstanding  on such  Distribution  Date  with the  Lowest
Priority,  or in the event the related  Subordinate  Certificates  are no longer  outstanding, the related Senior  Certificates,  Accrued Certificate  Interest thereon remaining unpaid from any previous  Distribution Date will be distributable  only to the extent that (1) a shortfall in the amounts  available  to pay Accrued  Certificate  Interest on any Class of  Certificates
results from an interest rate reduction in connection  with a Servicing  Modification,  or (2)
such unpaid Accrued  Certificate  Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required  Advance,  or the determination by the
Master Servicer that any proposed  Advance would be a  Nonrecoverable  Advance with respect to the  related  Mortgage  Loan where such  Mortgage  Loan has not yet been the subject of a Cash
Liquidation or REO Disposition or the related  Liquidation  Proceeds,  Insurance  Proceeds and
REO Proceeds have not yet been distributed to the Certificateholders.

(b)     For the Group I Senior  Certificates,  prior to the  occurrence of the Credit  Support
    Depletion Date:

(i)     the Class A-P Principal  Distribution  Amount for Loan Group I shall be distributed to the Class I-A-P  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero;

(ii)    an amount equal to the Class I-A-5 Accrual  Distribution  Amount shall be  distributed to the Class I-A-1 Certificates and Class I-A-4 Certificates in the following manner:

(A)       if  the  principal  balance  of  the  Mortgage  Loans  in  Loan  Group  I  for  that
           Distribution  Date is less  than or equal to the Jump  Scheduled  Balance  for that
           Distribution  Date,  then such amount shall be distributed  in the following  order an priority:

(a)     first,  to the Class  I-A-4  Certificates  until  the  Certificate  Principal  Balance thereof has been reduced to zero; and

(b)     second,  to the Class I-A-1  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

(B)       if  the  principal  balance  of  the  Mortgage  Loans  in  Loan  Group  I  for  that
           Distribution   Date  is  greater   than  the  Jump   Scheduled   Balance  for  that
           Distribution  Date,  then such amount shall be distributed  in the following  order an priority:

(a)     first,  to the Class  I-A-1  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero; and

(b)     second,  to the Class  I-A-4  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero;

(iii)   an amount equal to the Class I-A-4 Accrual  Distribution  Amount shall be  distributed to the Class I-A-1  Certificates and Class I-A-4  Certificates in the following manner and priority;

(A)       if  the  principal  balance  of  the  Mortgage  Loans  in  Loan  Group  I  for  that
           Distribution  Date is less  than or equal to the Jump  Scheduled  Balance  for that
           Distribution  Date,  then such amount shall be distributed  in the following  order and priority:

(a)     first,  to the Class  I-A-4  Certificates  until  the  Certificate  Principal  Balance thereof has been reduced to zero; and

(b)     second,  to the Class I-A-1  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

(B)       if  the  principal  balance  of  the  Mortgage  Loans  in  Loan  Group  I  for  that
           Distribution   Date  is  greater   than  the  Jump   Scheduled   Balance  for  that
           Distribution  Date,  then such amount shall be distributed  in the following  order and priority:

(a)     first,  to the Class  I-A-1  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero; and

(b)     second,  to the Class I-A-4  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

(iv)    an amount equal to the Class I-A-13 Accrual  Distribution  Amount shall be distributed to the Class I-A-8  Certificates  and Class I-A-13  Certificates,  in the following manner and priority:

(a)     first,  to the Class I-A-8  Certificates  up to an amount equal to $2,000,000 for each
                  Distribution  Date,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(b)     second,  to the Class I-A-13  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero; and

(c)     third,  to the Class  I-A-8  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero; and

(v)     the Senior Principal  Distribution Amount for Loan Group I shall be distributed in the following manner and priority:

(A)        first,  to the Class R-I  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero

(B)        second,  the balance of the Senior  Principal  Distribution  Amount remaining after
           the   distributions,   if  any,  described  in  clause  (b)(v)(A)  above  shall  be distributed concurrently as follows:

(a)     25.3956588147% of such amount shall be distributed as follows:

(1)     first, to the Class I-A-1, Class I-A-4 and Class I-A-5 Certificates an amount up to
                             $1,000 after giving effect to the application of the Class I-A-4
                             Accrual Distribution Amount and Class I-A-5 Accrual Distribution
                             Amount, in the following manner and priority:

a.      if the principal balance of the Mortgage Loans in Loan Group I for that Distribution
                                    Date is less than or equal to the Jump Scheduled Balance
                                    for that Distribution Date, then such amount shall be
                                    distributed in the following order and priority:

1)      first, to the Class I-A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

2)      second, to the Class I-A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

b.      if the principal balance of the Mortgage Loans in Loan Group I for that Distribution
                                    Date is greater than the Jump Scheduled Balance for that
                                    Distribution Date, then such amount shall be distributed
                                    in the following order and priority:

1)      first, to the Class I-A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

2)      second, to the Class I-A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

c.      to the Class I-A-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(2)     second, to the Class I-A-3 Certificates, an amount up to $365,724, until the
                             Certificate Principal Balance thereof has been reduced to zero;

(3)     third, to the Class I-A-1 Certificates and Class I-A-4 Certificates, in the following manner and priority:

a.      if the principal balance of the Mortgage Loans in Loan Group I for that Distribution
                                    Date is less than or equal to the Jump Scheduled Balance
                                    for that Distribution Date, then such amount shall be
                                    distributed in the following order and priority:

1)      first, to the Class I-A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

2)      second, to the Class I-A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

b.      if the principal balance of the Mortgage Loans in Loan Group I for that Distribution
                                    Date is greater than the Jump Scheduled Balance for that
                                    Distribution Date, then such amount shall be distributed
                                    in the following order and priority:

1)      first, to the Class I-A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

2)      second, to the Class I-A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(4)     fourth, to the Class I-A-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(5)     fifth, to the Class I-A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(b)     4.9996375263% of such amount shall be distributed to the Class I-A-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                  and

(c)     69.6047036590% of such amount shall be distributed in the following manner and priority:

(1)     first, to the Lockout Certificates, on a pro rata basis until the Certificate
                             Principal Balances of the Lockout Certificates have been reduced to zero, an amount equal to the Lockout Percentage of the
                             Lockout Certificates' pro rata share (based on the aggregate
                             Certificate Principal Balance thereof relative to the aggregate
                             Stated Principal Balance of the Mortgage Loans in Loan Group I
                             (other than the Discount Fractions of the Discount Mortgage
                             Loans in Loan Group I)) of the aggregate of the collections described in clauses (A), (B), (C), (D) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y) with respect to Loan Group I, without application of the Senior Percentage or the Senior Accelerated Distribution Percentage with respect to
                             Loan Group I; provided, however, that if the aggregate of the amounts set forth in clauses (A), (B), (C), (D) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y) with respect to Loan Group I is more than the balance of the
                             Available Distribution Amount remaining after the Senior
                             Interest Distribution Amount and the Class A-P Principal
                             Distribution Amount with respect to Loan Group I have been distributed, the amount paid to the Lockout Certificates
                             pursuant to this Section 4.02(b)(v)(B)(c)(1) shall be reduced by an amount equal to the Lockout Certificates' pro rata share
                             (based on the Certificate Principal Balance of the Lockout
                             Certificates relative to the aggregate Certificate Principal
                             Balance of the Certificates in the Certificate Group related to
                             Loan Group I (other than the Class I-A-P Certificates)) of such difference;

(2)     second, to the Class I-A-8 Certificates and Class I-A-13 Certificates, in an
                             aggregate amount up to $1,000 for each Distribution Date, in the following order and priority:

1)      first, to the Class I-A-8 Certificates, in amount up to $2,000,000 for each
                                           Distribution Date without regard to the Class
                                           I-A-13 Accrual Distribution Amount, until the
                                           Certificate Principal Balance thereof has been
                                           reduced to zero;

2)      second, to the Class I-A-13 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

3)      third, to the Class I-A-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(3)     third, to the Class I-A-10 Certificates and Class I-A-11 Certificates, in aggregate amount up to $1,237,500 for each Distribution Date, in the following order and priority:

1)      first, to the Class I-A-11 Certificates, in an amount up to $1,000 for each
                                           Distribution Date, until the Certificate Principal
                                           Balance thereof has been reduced to zero;

2)      second, to the Class I-A-10 Certificates, in an amount up to $1,080,000 for each
                                           Distribution Date, until the Certificate Principal
                                           Balance thereof has been reduced to zero;

3)      third, to the Class I-A-11 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

4)      fourth, to the Class I-A-10 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(4)     fourth, to the Class I-A-8 Certificates and Class I-A-13 Certificates, in the
                             following order and priority:

1)      first, to the Class I-A-8 Certificates, in an amount up to $2,000,000 for each
                                           Distribution Date without regard to the Class
                                           I-A-13 Accrual Distribution Amount, until the
                                           Certificate Principal Balance thereof has been
                                           reduced to zero;

2)      second, to the Class I-A-13 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

3)      third, to the Class I-A-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(5)     fifth, to the Class I-A-10 Certificates and Class I-A-11 Certificates, in the
                             following order and priority:

1)      first, to the Class I-A-11 Certificates, in an amount up to $1,000 for each
                                           Distribution Date, until the Certificate Principal
                                           Balance thereof has been reduced to zero;

2)      second, to the Class I-A-10 Certificates, in amount up to $1,080,000 for each
                                           Distribution Date, until the Certificate Principal
                                           Balance thereof has been reduced to zero;

3)      third, to the Class I-A-11 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

4)      fourth, to the Class I-A-10 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(6)     sixth, to the Class I-A-12 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(7)     seventh, any remaining amount to the Lockout Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

(c)     For the  Group II  Senior  Certificates  and Class  II-A-P  Certificates  prior to the occurrence of the Credit Support Depletion Date,

(i)     the Class A-P Principal Distribution Amount for Loan Group II shall be distributed to the Class II-A-P Certificates, until the Certificate Principal Balance of that class has been reduced to zero; and

(ii)    an amount equal to the Senior Principal Distribution Amount for Loan Group II shall be distributed as follows:

(A)      first, to the Class R-II  Certificates  and Class R-III  Certificates,  on a pro rata basis in accordance with their respective  Certificate  Principal  Balances,  until the Certificate Principal Balances of those classes have been reduced to zero; and

(B)       second, to the Class II-A-1  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero.

(d)     Notwithstanding  Section 4.02(b) and Section  4.02(c),  on or after the Credit Support
Depletion Date, the Senior  Principal  Distribution  Amount for the related Loan Group will be distributed  to the remaining  Senior  Certificates  in the related  Certificate  Group (other than the related Class A-P  Certificates and the related Class A-V  Certificates)  pro rata in accordance with their respective outstanding Certificate Principal Balances.

(e)     After the  reduction of the  Certificate  Principal  Balances of all Classes of Senior
Certificates of a Certificate  Group (other than the related Class A-P  Certificates)  to zero but prior to the Credit  Support  Depletion  Date,  such Senior  Certificates  (other than the related  Class A-P  Certificates)  will be entitled to no further  distributions  of principal thereon and the applicable  Available  Distribution  Amount will be distributed  solely to the holders of the related  Class A-P  Certificates,  the related Class A-V  Certificates  and the
Subordinate  Certificates,  in each case as  described  herein  or as  otherwise  provided  in
Section 4.02(m).

(f)     In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent
Recoveries,  the Master Servicer shall deposit such funds into the Custodial  Account pursuant to Section  3.07(b)(iii).  If,  after  taking into account  such  Subsequent  Recoveries,  the amount of a  Realized  Loss is  reduced,  the  amount of such  Subsequent  Recoveries  will be
applied  to  increase  the  Certificate   Principal   Balance  of  the  Class  of  Subordinate
Certificates  with a Certificate  Principal Balance greater than zero with the highest payment priority  to which  Realized  Losses have been  allocated,  but not by more than the amount of
Realized  Losses  previously  allocated  to that  Class of  Certificates  pursuant  to Section
4.05.  The amount of any  remaining  Subsequent  Recoveries  will be applied to increase  from zero the  Certificate  Principal  Balance of the Class of related  Certificates  with the next lower  payment  priority,  up to the amount of Realized  Losses  previously  allocated to that
Class of Certificates  pursuant to Section 4.05. Any remaining  Subsequent  Recoveries will in turn be  applied  to  increase  from zero the  Certificate  Principal  Balance of the Class of related  Certificates  with the next  lower  payment  priority  up to the  amount of  Realized
Losses  previously  allocated to that Class of  Certificates  pursuant to Section 4.05, and so
on.  Holders of such  Certificates  will not be  entitled to any payment in respect of Accrued
Certificate  Interest  on the  amount  of such  increases  for  any  Interest  Accrual  Period preceding  the Interest  Accrual  Period that relates to the  Distribution  Date on which such increase  occurs.  Any such increases  shall be applied to the Certificate  Principal  Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(g)     On each Distribution  Date, the related Yield Maintenance  Payment will be distributed to the Class I-A-1 Certificates and Class I-A-8  Certificates,  as applicable,  as part of the
Accrued Certificate Interest thereon.

(h)     Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder thereof,  and the Depository shall be solely  responsible for crediting the amount of such  distribution to the accounts of its Depository  Participants in accordance with its normal  procedures.  Each Depository  Participant shall be responsible for disbursing such  distribution  to  the  Certificate  Owners  that  it  represents  and to  each  indirect participating  brokerage  firm  (a  "brokerage  firm")  for  which  it  acts  as  agent.  Each brokerage firm shall be responsible  for disbursing  funds to the  Certificate  Owners that it represents.  None of the  Trustee,  the  Certificate  Registrar,  the  Company  or the  Master
Servicer shall have any responsibility therefor.

(i)     Except as  otherwise  provided in Section 9.01 of the  Standard  Terms,  if the Master
Servicer  anticipates  that a final  distribution  with  respect to any Class of  Certificates will be made on a future  Distribution  Date, the Master Servicer shall, no later than 40 days prior to such final  Distribution  Date, notify the Trustee and the Trustee shall, not earlier than the 15th day and not later  than the 25th day of the month  next  preceding  the month of such  final  distribution,  distribute,  or cause to be  distributed,  to each  Holder of such
Class of  Certificates  a notice to the effect  that:  (i) the  Trustee  anticipates  that the final  distribution  with  respect  to  such  Class  of  Certificates  will  be  made  on such
Distribution  Date but only  upon  presentation  and  surrender  of such  Certificates  at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and after the end of the related Interest  Accrual Period.  In the event that  Certificateholders  required to surrender their  Certificates  pursuant to Section
9.01(c) do not surrender their  Certificates for final  cancellation,  the Trustee shall cause funds  distributable  with respect to such  Certificates  to be withdrawn from the Certificate
Account and credited to a separate  escrow account for the benefit of such  Certificateholders as provided in Section 9.01(d).

(j)     On each  Distribution  Date preceding the Class I-A-4 Accretion  Termination Date, the
Accrued  Certificate  Interest  that  would  otherwise  be  distributed  to  the  Class  I-A-4
Certificates  will  be  added  to  the  Certificate  Principal  Balance  of  the  Class  I-A-4
Certificates  and will be  distributed  to the  holders of the Class  I-A-1  Certificates  and
Class I-A-4  Certificates as  distributions of principal  pursuant to Section  4.02(b)(iii) in reduction of the  Certificate  Principal  Balances of the Class I-A-1  Certificates  and Class
I-A-4  Certificates.  Any distributions of the Class I-A-4 Accrual  Distribution Amount to the
Class I-A-1  Certificates and Class I-A-4  Certificates will reduce the Certificate  Principal
Balances of the Class I-A-1  Certificates  and Class I-A-4  Certificates  by such amount.  The amount that is added to the  Certificate  Principal  Balance of the Class  I-A-4  Certificates
will  accrue  interest  at a rate of 5.50% per annum.  On each  Distribution  Date on or after the Class I-A-4 Accretion  Termination  Date, the entire Accrued  Certificate  Interest on the
Class  I-A-4  Certificates  for such date will be  payable to the  holders of the Class  I-A-4
Certificates,  as  interest,  to the  extent  not  required  to be  paid  to the  Class  I-A-1
Certificates and Class I-A-4  Certificates in order to fully reduce the aggregate  Certificate
Principal  Balance of the Class I-A-1  Certificates  and Class I-A-4  Certificates  to zero on the Class  I-A-4  Accretion  Termination  Date;  provided,  however,  that if the Class  I-A-4
Accretion  Termination  Date is the Credit  Support  Depletion  Date,  the entire  Class I-A-4
Accrual  Distribution  Amount for such date will be payable as  interest to the holders of the
Class I-A-4 Certificates.

(k)     On each  Distribution  Date preceding the Class I-A-5 Accretion  Termination Date, the
Accrued  Certificate  Interest  that  would  otherwise  be  distributed  to  the  Class  I-A-5
Certificates  will  be  added  to  the  Certificate  Principal  Balance  of  the  Class  I-A-5
Certificates  and will be  distributed  to the  holders of the Class  I-A-1  Certificates  and
Class I-A-4  Certificates as  distributions  of principal  pursuant to Section  4.02(b)(ii) in reduction of the  Certificate  Principal  Balances of the Class I-A-1  Certificates  and Class
I-A-4  Certificates.  Any distributions of the Class I-A-5 Accrual  Distribution Amount to the
Class I-A-1  Certificates and Class I-A-4  Certificates will reduce the Certificate  Principal
Balances of the Class I-A-1  Certificates  and Class I-A-4  Certificates  by such amount.  The amount that is added to the  Certificate  Principal  Balance of the Class  I-A-5  Certificates
will  accrue  interest  at a rate of 5.50% per annum.  On each  Distribution  Date on or after the Class I-A-5 Accretion  Termination  Date, the entire Accrued  Certificate  Interest on the
Class  I-A-5  Certificates  for such date will be  payable to the  holders of the Class  I-A-5
Certificates,  as  interest,  to the  extent  not  required  to be  paid  to the  Class  I-A-1
Certificates and Class I-A-4  Certificates in order to fully reduce the aggregate  Certificate
Principal  Balance of the Class I-A-1  Certificates  and Class I-A-4  Certificates  to zero on the Class  I-A-5  Accretion  Termination  Date;  provided,  however,  that if the Class  I-A-5
Accretion  Termination  Date is the Credit  Support  Depletion  Date,  the entire  Class I-A-5
Accrual  Distribution  Amount for such date will be payable as  interest to the holders of the
Class I-A-5 Certificates.

(l)     On each Distribution  Date preceding the Class I-A-13 Accretion  Termination Date, the
Accrued  Certificate  Interest  that  would  otherwise  be  distributed  to the  Class  I-A-13
Certificates  will  be  added  to  the  Certificate  Principal  Balance  of the  Class  I-A-13
Certificates  and will be  distributed  to the  holders of the Class  I-A-8  Certificates  and
Class I-A-13  Certificates as  distributions of principal  pursuant to Section  4.02(b)(iv) in reduction of the  Certificate  Principal  Balances of the Class I-A-8  Certificates  and Class
I-A-13  Certificates.  Any  distributions of the Class I-A-13 Accrual  Distribution  Amount to
the Class  I-A-8  Certificates  and Class  I-A-13  Certificates  will  reduce the  Certificate
Principal  Balance of the Class  I-A-8  Certificates  and Class  I-A-13  Certificates  by such amount.  The amount that is added to the  Certificate  Principal  Balance of the Class  I-A-13
Certificates  will accrue  interest at a rate of 6.00% per annum.  On each  Distribution  Date on or after the Class  I-A-13  Accretion  Termination  Date,  the entire  Accrued  Certificate
Interest  on the Class  I-A-13  Certificates  for such date will be payable to the  holders of the Class  I-A-13  Certificates,  as  interest,  to the extent not  required to be paid to the
Class  I-A-8  Certificates  and  Class  I-A-13  Certificates  in  order to  fully  reduce  the aggregate  Certificate  Principal  Balance of the Class I-A-8  Certificates  and Class  I-A-13
Certificates to zero on the Class I-A-13 Accretion  Termination Date; provided,  however, that if the Class I-A-13  Accretion  Termination  Date is the Credit  Support  Depletion  Date, the
entire Class I-A-13 Accrual  Distribution  Amount for such date will be payable as interest to the holders of the Class I-A-13 Certificates.

(m)     On any Distribution  Date prior to the occurrence of the Credit Support Depletion Date that occurs after the reduction of the aggregate  Certificate  Principal  Balance of the Group
I Senior  Certificates or Group II Senior  Certificates to zero, the outstanding  Certificates relating  to the  other of Group I Senior  Certificates  or Group II Senior  Certificates,  as
applicable,  will be entitled to receive  100% of the  mortgagor  prepayments  on the Mortgage
Loans in the Loan  Group  related  to the  Certificate  Group  that has been  reduced to zero.
Such  amounts  allocated  to a  Certificate  Group  shall be  treated  as part of the  related
Available  Distribution  Amount  and  distributed  as part  of the  related  Senior  Principal
Distribution  Amount in  accordance  with the  priorities  set  forth in  Section  4.02(b)  or
4.02(c)  above,  as  applicable,   in  reduction  of  such  Certificate   Principal  Balances.
Notwithstanding the foregoing,  the remaining  Certificates in a Certificate Group will not be entitled to receive  mortgagor  prepayments on the Mortgage Loans in the Loan Group related to the  Certificate  Group that has been  reduced to zero if the  following  two  conditions  are satisfied:  (1) the  weighted  average of the  Subordinate  Percentages  for both Loan Group I and Loan Group II for such  Distribution  Date,  weighted on the basis of the Stated Principal
Balances of the Mortgage  Loans in the related Loan Group,  is at least two times the weighted average of the initial Subordinate  Percentages for both such Loan Groups,  calculated on that basis and (2) the  outstanding  principal  balance of the  Mortgage  Loans in both Loan Groups delinquent  60 days or more  averaged  over  the  last  six  months,  as a  percentage  of the aggregate  outstanding  Certificate  Principal Balance of the Class M Certificates and Class B
Certificates, is less than 50%.

(n)     For any  Undercollateralized  Certificate Group relating to Loan Group I or Loan Group
II on any  Distribution  Date  prior  to the  Credit  Support  Depletion  Date (i) 100% of the
mortgagor  prepayments  allocable to the Class M Certificates  and Class B Certificates on the
Mortgage Loans in the non-related  Loan Group will be distributed to such  Undercollateralized
Certificate  Group in accordance  with the priorities set forth in Section  4.02(b) or 4.02(c)
above, as applicable,  for the related Senior Principal  Distribution  Amount, in reduction of the aggregate  Certificate  Principal Balance of such  Undercollateralized  Certificate Group, until such  aggregate  Certificate  Principal  Balance equals the aggregate  Stated  Principal
Balance  of the  Mortgage  Loans in the  related  Loan  Group and (ii) an amount  equal to one month's interest at the related Discount Net Mortgage Rate on the related  Undercollateralized
Amount  will be  distributed  from that  portion of the  Available  Distribution  Amount for a non-related  Loan Group that would be  otherwise  allocable  to the Class M  Certificates  and
Class B  Certificates,  in the following  priority:  first to pay any unpaid  interest on such
Undercollateralized  Certificate  Group,  pro rata,  and then to pay principal  thereon in the manner described in clause (i) above.

Section  4.03         Statements to  Certificateholders;  Statements to the Rating Agencies;
Exchange Act Reporting. (See Section 4.03 of the Standard Terms)

Section  4.04         Distribution of Reports to the Trustee and the Company; Advances by the
Master Servicer. (See Section 4.04 of the Standard Terms)

Section  4.05         Allocation of Realized Losses.

        Prior to each Distribution  Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation,  Servicing  Modification,
Debt Service  Reduction,  Deficient  Valuation or REO  Disposition  that  occurred  during the related  Prepayment  Period or, in the case of a Servicing  Modification  that  constitutes  a reduction  of the  interest  rate on a  Mortgage  Loan,  the  amount of the  reduction  in the interest  portion of the Monthly  Payment  due during the  related  Due Period.  The amount of each  Realized  Loss shall be evidenced by an Officers'  Certificate.  All Realized  Losses on
Mortgage Loans shall be allocated to the  Certificates:  first, to the Class B-3 Certificates, until the  Certificate  Principal  Balance  thereof has been reduced to zero;  second,  to the
Class B-2  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;  third, to the Class B-1 Certificates,  until the Certificate  Principal Balance thereof has been  reduced  to zero;  fourth,  to the Class  M-3  Certificates,  until the  Certificate
Principal  Balance  thereof has been reduced to zero;  fifth,  to the Class M-2  Certificates, until the  Certificate  Principal  Balance  thereof has been  reduced to zero;  sixth,  to the
Class M-1  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;  and,  thereafter,  if any such  Realized  Loss is on a Discount  Mortgage  Loan, to the
related  Class A-P  Certificates  in an amount equal to the related  Discount  Fraction of the principal  portion of the Realized Loss until the Certificate  Principal Balance of such Class
A-P  Certificates  has been reduced to zero, and the remainder of such Realized  Losses on the
Discount  Mortgage  Loans in the  related  Loan Group and the entire  amount of such  Realized
Losses on  Non-Discount  Mortgage Loans in the related Loan Group will be allocated  among (i)
the  Group I  Senior  (other  than  the  Class  I-A-P  Certificates)  and,  in the case of the interest  portion of such Realized Loss, the Class I-A-V  Certificates (in the case of a Group
I Loan) on a pro  rata  basis,  provided,  however,  that up to  $3,462,790  of such  Realized
Losses otherwise allocable to the Class I-A-10  Certificates,  up to $778,750 of such Realized
Losses  otherwise  allocable to the Class I-A-12  Certificates  and up to  $1,027,600  of such
Realized  Losses  otherwise  allocable to the Class I-A-14  Certificates  will be allocated to the  Senior  Support  Certificates  until the  Certificate  Principal  Balance  of the  Senior
Support  Certificates  has been  reduced  to zero,  and (ii) the Group II Senior  Certificates
(other than the Class II-A-P  Certificates)  and, in the case of the interest  portion of such
Realized  Loss,  Class  II-A-V  Certificates  (in the  case of a Group  II Loan) on a pro rata basis, as described below.

        As used herein,  an  allocation  of a Realized Loss on a "pro rata basis" among two or more  specified  Classes of  Certificates  means an allocation on a pro rata basis,  among the various  Classes so specified,  to each such Class of  Certificates on the basis of their then outstanding  Certificate  Principal  Balances  prior to giving effect to  distributions  to be made on such  Distribution  Date in the case of the  principal  portion of a Realized  Loss or based on the Accrued  Certificate  Interest  thereon  payable  from the related  Loan Group in respect of such  Distribution Date (without regard to any Compensating  Interest  allocated to the Available  Distribution  Amount of such Loan Group for such Distribution Date) in the case of an interest  portion of a Realized  Loss.  Except as provided  in the  following  sentence, any  allocation  of the  principal  portion  of  Realized  Losses  (other  than  Debt  Service
Reductions) to a Class of  Certificates  shall be made by reducing the  Certificate  Principal
Balance  thereof  by the  amount  so  allocated,  which  allocation  shall be  deemed  to have occurred  on such  Distribution  Date;  provided  that  no such  reduction  shall  reduce  the aggregate  Certificate  Principal Balance of the Certificates in the Certificate Group related to Loan  Group I or Loan  Group  II,  as  applicable,  below the  aggregate  Stated  Principal
Balance of the  Mortgage  Loans in the related Loan Group.  Any  allocation  of the  principal
portion  of  Realized  Losses  (other  than  Debt  Service   Reductions)  to  the  Subordinate
Certificates  then  outstanding  with the Lowest  Priority  shall be made by  operation of the definition of  "Certificate  Principal  Balance" and by operation of the provisions of Section
4.02(a).  Allocations  of the interest  portions of Realized  Losses  (other than any interest rate  reduction  resulting from a Servicing  Modification)  shall be made in proportion to the amount of  Accrued  Certificate  Interest  and by  operation  of the  definition  of  "Accrued
Certificate  Interest" and by operation of the provisions of Section  4.02(a).  Allocations of the  interest  portion of a  Realized  Loss  resulting  from an  interest  rate  reduction  in connection  with a Servicing  Modification  shall be made by  operation of the  provisions  of
Section  4.02(a).  Allocations of the principal  portion of Debt Service  Reductions  shall be made by operation of the  provisions  of Section  4.02(a).  All Realized  Losses and all other
losses  allocated  to  a  Class  of  Certificates   hereunder  will  be  allocated  among  the
Certificates  of such Class in  proportion  to the  Percentage  Interests  evidenced  thereby;
provided that if any  Subclasses of the Class A-V  Certificates  have been issued  pursuant to
Section  5.01(c),   such  Realized  Losses  and  other  losses  allocated  to  the  Class  A-V
Certificates  shall be  allocated  among  such  Subclasses  in  proportion  to the  respective amounts of Accrued  Certificate  Interest  payable on such  Distribution  Date that would have resulted absent such reductions.

Section  4.06         Reports of Foreclosures and Abandonment of Mortgaged Property.  (See
Section 4.06 of the Standard Terms)

Section  4.07         Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of
the Standard Terms)

Section  4.08         Surety Bond. (See Section 4.08 of the Standard Terms)

Section  4.09         Reserve Fund

        (a)    On or before the Closing Date,  the Trustee  shall  establish a Reserve Fund on behalf of the  Holders of the Class  I-A-1  Certificates  and Class  I-A-8  Certificates.  The
Reserve Fund must be an Eligible  Account.  The Reserve Fund shall be entitled  "Reserve Fund,
Deutsche Bank Trust  Company  Americas,  as Trustee for the benefit of holders of  Residential
Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-QS3". The
Trustee  shall  demand  payment  of all  money  payable  by the  Yield  Maintenance  Agreement
Provider  under the related  Yield  Maintenance  Agreement.  The Trustee  shall deposit in the
Reserve  Fund all  payments  received  by it from the  Yield  Maintenance  Agreement  Provider pursuant to the related Yield Maintenance  Agreement.  On each Distribution  Date, the Trustee shall  remit  amounts  received  by it from the Yield  Maintenance  Agreement  Provider to the
Holders of the Class I-A-1 Certificates and Class I-A-8  Certificates,  as applicable,  in the manner provided in Section 4.02(g) as it is directed by the Master Servicer.

        (b)    The Reserve  Fund is an "outside  reserve  fund" within the meaning of Treasury
Regulationss.1.860G-2(h)  and  shall  be an asset  of the  Trust  Fund but not an asset of any
2006-QS3  REMIC.  The Trustee on behalf of the Trust shall be the nominal owner of the Reserve
Fund.  Deutsche  Bank  Securities  Inc.  shall be the  beneficial  owner of the Reserve  Fund, subject to the power of the Trustee to distribute  amounts under Section  4.02(g).  Amounts in the  Reserve  Fund  shall  be  held  uninvested  in a trust  account  of the  Trustee  with no liability for interest or other compensation thereon.

ARTICLE V

                                       THE CERTIFICATES

                            (SEE ARTICLE V OF THE STANDARD TERMS)

ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

                            (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                           DEFAULT

                           (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

                           (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section  9.01         Optional Purchase by the Master Servicer of All Certificates;
Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a)    (See Section 9.01(a) of the Standard Terms)

        (b)    (See Section 9.01(b) of the Standard Terms)

        (c)    (See Section 9.01(c) of the Standard Terms)

        (d)    (See Section 9.01(d) of the Standard Terms)

        (e)    Upon  termination  of the Trust Fund pursuant to this Section 9.01, the Trustee on behalf of the Trust  Fund  shall,  under  documents  prepared  by the  Master  Servicer  or
Holders  of the  Class  I-A-1  Certificates  and  Class  I-A-8  Certificates,  assign  without recourse,  representation  or warranty  all the right,  title and  interest of the Trustee and the Trust Fund in and to each Yield Maintenance Agreement to Deutsche Bank Securities Inc.

Section  9.02         Additional Termination Requirements.  (See Section 9.02 of the Standard
Terms).

Section  9.03         Termination of Multiple REMICs.  (See Section 9.03 of the Standard
Terms).

ARTICLE X

                                       REMIC PROVISIONS

Section  10.01        REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section  10.02        Master Servicer; REMIC Administrator and Trustee Indemnification.  (See
Section 10.02 of the Standard Terms)

Section  10.03        Designation of REMICs.

        The REMIC  Administrator shall make an election to treat the entire segregated pool of assets  described in the definition of REMIC I, and subject to this  Agreement  (including the
Mortgage  Loans)  as  a  REMIC  ("REMIC  I")  for  federal  income  tax  purposes.  The  REMIC
Administrator  shall make an election to treat the entire  segregated pool of assets comprised of the  Uncertificated  REMIC I Regular  Interests as a REMIC ("REMIC II") for federal  income tax purposes.  The REMIC  Administrator  shall make an election to treat the entire segregated pool of assets comprised of the  Uncertificated  REMIC II Regular Interests as a REMIC ("REMIC
III") for federal income tax purposes.

        The  Uncertificated  REMIC I Regular Interests will be "regular  interests" in REMIC I and the Class R-I Certificates  will be the sole class of "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under the federal  income tax law. The
Uncertificated  REMIC II Regular  Interests  will be "regular  interests"  in REMIC II and the
Class  R-II  Certificates  will be the sole  class  of  "residual  interests"  in REMIC II for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class I-A-1  (exclusive of any rights to payment of amounts  received  pursuant to the Class I-A-1 Yield Maintenance  Agreement),  Class I-A-2,  Class I-A-3,  Class I-A-4, Class
I-A-5,  Class I-A-6,  Class I-A-7,  Class I-A-8 (exclusive of any rights to payment of amounts received  pursuant  to the Class  I-A-8  Yield  Maintenance  Agreement),  Class  I-A-9,  Class
I-A-10,  Class I-A-11,  Class I-A-12,  Class I-A-13, Class I-A-14, Class I-A-15, Class II-A-1,
Class I-A-P,  Class II-A-P,  Class M-1,  Class M-2,  Class M-3, Class B-1, Class B-2 and Class
B-3 Certificates and the  Uncertificated  REMIC III Regular  Interests Z, the rights in and to which will be  represented  by the Class I-A-V  Certificates  and Class  II-A-V  Certificates,
will be "regular  interests" in REMIC III, and the Class R-III  Certificates  will be the sole class of  "residual  interests"  therein  for  purposes  of the REMIC  Provisions  (as defined herein)  under  federal  income tax law. On and after the date of issuance of any  Subclass of
Class I-A-V Certificates or Class II-A-V  Certificates  pursuant to Section 5.01(c),  any such
Subclass will represent the  Uncertificated  REMIC III Regular Interest or Interests Z1 or Z2,
as  applicable,  specified  by the  initial  Holder of the Class I-A-V  Certificates  or Class
II-A-V Certificates pursuant to said Section.

Section  10.04        Distributions on the Uncertificated REMIC I and REMIC II Regular
Interests.

(a)     On each  Distribution Date the Trustee shall be deemed to distribute to itself, as the
holder  of  the  Uncertificated  REMIC  I  Regular  Interests,   the  Uncertificated  REMIC  I
Distribution  Amount  in the  amounts  and with the  priorities  set  forth in the  definition thereof.

        (b)On each  Distribution  Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated  REMIC II Regular  Interests,  the amounts deemed received by
REMIC II in respect of  distributions  on the  Uncertificated  REMIC I Regular  Interests (the
"Uncertificated  REMIC II Regular  Interest  Distribution  Amounts") in the following order of priority  to  the  extent  of  the  related  Available  Distribution  Amount,  as  reduced  by distributions made to the Class R-II Certificates pursuant to Section 4.02(a)

               (i)    Uncertificated  Accrued Interest on the Uncertificated  REMIC II Regular
        Interests  for such  Distribution  Date,  plus  any  Uncertificated  Accrued  Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii)   In  accordance  with the  priority  set forth in  Section  10.04(c),  an amount equal to the sum of the amounts in respect of principal  distributable  on each
        Class of  Certificates  (other  than the Class  R-I  Certificates  and the Class  R-II
        Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (c)The amount  described in Section  10.04(b)(ii)  shall be deemed  distributed to (i)
Uncertificated  REMIC II Regular Interest T, (ii) Uncertificated  REMIC II Regular Interest U,
(iii)  Uncertificated  REMIC II  Regular  Interest  V, (iv)  Uncertificated  REMIC II  Regular
Interest W, (v) Uncertificated  REMIC II Regular Interest I-A-P-M,  (vi) Uncertificated  REMIC
II Regular  Interest  II-A-P-M,  (vii)  Uncertificated  REMIC II Regular  Interest  X,  (viii)
Uncertificated  REMIC  II  Regular  Interest  Y and  (vii)  Uncertificated  REMIC  II  Regular
Interests Z, with the amount to be  distributed  allocated  among such interests in accordance with the priority  assigned to each Related Class of Certificates  (other than the Class R-III
Certificates)  under Section 4.02(b) until the  Uncertificated  Principal Balance of each such interest is reduced to zero.

        (d)The amount described in Section  10.04(b)(ii)  shall be deemed distributed by REMIC
II to REMIC III in  accordance  with the  priority  assigned  to the  REMIC  III  Certificates relative to that assigned to the REMIC II Certificates under Section 4.02(b)

        (e)In  determining  from  time to time the  Uncertificated  REMIC I  Regular  Interest
Distribution  Amounts, the Uncertificated  REMIC II Regular Interest  Distribution Amounts and
Uncertificated REMIC III Regular Interest Z Distribution Amounts:

               (i)    Realized  Losses  allocated  to the Class I-A-V  Certificates  and Class
        II-A-V   Certificates   under   Section   4.05  shall  be  deemed   allocated  to  the
        Uncertificated  REMIC  III  Regular  Interests  Z1 and the  Uncertificated  REMIC  III
        Regular Interests Z2,  respectively,  pro rata according to the respective  amounts of
        Uncertificated  Accrued Interest that would have accrued on such Uncertificated  REMIC
        III Regular  Interests Z for the Distribution  Date for which such allocation is being made in the absence of such allocation;

               (ii)   Realized   Losses   allocated   to  the  Class  I-A-1  and  Class  I-A-2
        Certificates  under Section 4.05 shall be deemed allocated to Uncertificated  REMIC II
        Regular Interest T;

               (iii)  Realized  Losses  allocated  to the Class  I-A-3,  Class I-A-4 and Class
        I-A-5  Certificates  under  Section 4.05 shall be deemed  allocated to  Uncertificated
        REMIC II Regular Interest U;

               (iv)   Realized Losses allocated to the Class I-A-6  Certificates under Section
        4.05 shall be deemed allocated to  Uncertificated  REMIC II Regular  Interests T and U
        pro rata according to their respective Uncertificated Principal Balances;

               (v)    Realized  Losses  allocated  to the Class  I-A-7,  Class  I-A-10,  Class
        I-A-11,  Class I-A-12,  Class I-A-13, Class I-A-14 and Class I-A-15 Certificates under
        Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest V;

               (vi)   Realized  Losses  allocated  to the Class I-A-8  Certificates  and Class
        I-A-9  Certificates  under  Section 4.05 shall be deemed  allocated to  Uncertificated
        REMIC II Regular Interest W;

               (vii)  Realized Losses allocated to the Class I-A-P  Certificates under Section
        4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest I-A-P-M;

               (viii) Realized  Losses  allocated  to  the  Class  II-A-P  Certificates  under
        Section 4.05 shall be deemed  allocated to  Uncertificated  REMIC II Regular  Interest
        II-A-P-M;

               (ix)   Realized  Losses  allocated to the Class II-A-1  Certificates  and Class
        R-III  Certificates  under  Section 4.05 shall be deemed  allocated to  Uncertificated
        REMIC II Regular Interest X;

               (x)    Realized Losses  allocated to the Class M-1, Class M-2, Class M-3, Class
        B-1,  Class  B-2,  and Class  B-3  Certificates  under  Section  4.05  shall be deemed allocated to Uncertificated REMIC II Regular Interest Y; and

               (xi)   Realized  Losses  deemed  allocated  to  the  Uncertificated  REMIC  III
        Regular Interests Z under clause (i), above, shall be deemed allocated,  in each case, to the related Uncertificated REMIC II Regular Interest Z;

               (xii)  Realized Losses deemed allocated to the Uncertificated  REMIC II Regular
        Interests Z under clause (xi), above, shall be deemed allocated,  in each case, to the related Uncertificated REMIC I Regular Interest Z;

               (xiii) Realized Losses deemed allocated to the Uncertificated  REMIC II Regular
        Interest  I-A-P-M  under  clause  (vii),  above,  shall  be  deemed  allocated  to the
        Uncertificated REMIC I Regular Interest I-A-P-L;

               (xiv)  Realized Losses deemed allocated to the Uncertificated  REMIC II Regular
        Interest  II-A-P-M  under  clause  (viii),  above,  shall be deemed  allocated  to the
        Uncertificated REMIC I Regular Interest II-A-P-L; and

               (xv)   Realized  Losses on each Loan  Group  shall be deemed  allocated  to the
        Uncertificated  REMIC I Regular Interests X-I, Y-I, X-II and Y-II as follows:  (1) the interest  portion of Realized  Losses on Group I Loans,  if any, less any such amounts deemed  allocated  to the  Uncertificated  REMIC I Regular  Interests  Z1 under clause
        (xii),  above, shall be allocated among the  Uncertificated  REMIC I Regular Interests
        X-I and Y-I, pro rata according to the amount of interest  accrued but unpaid thereon, in  reduction  thereof;  and (2) the interest  portion of Realized  Losses on Group II
        Loans, if any, less any such amounts deemed  allocated to the  Uncertificated  REMIC I
        Regular  Interests  Z2 under  clause  (xii),  above,  shall  be  allocated  among  the
        Uncertificated  REMIC I Regular  Interests  X-II and Y-II,  pro rata  according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof.  Any interest portion of such  Realized  Losses in excess of the amount  allocated  pursuant  to the preceding  sentence  shall be treated as a principal  portion of  Realized  Losses not attributable to any specific  Mortgage Loan in such Loan Group and allocated  pursuant to the succeeding  sentences.  The principal  portion of Realized  Losses with respect to each Loan Group shall be allocated to the Uncertificated  REMIC I Regular Interests
        X-I, Y-I, X-II and Y-II, as follows:  (1) the principal  portion of Realized Losses on
        Group I Loans,  less any such amounts deemed allocated to the  Uncertificated  REMIC I
        Regular Interest I-A-P-L under clause (vii), above, shall be allocated,  first, to the
        Uncertificated  REMIC  I  Regular  Interest  X-I,  to the  extent  of the  REMIC I X-I
        Principal  Reduction  Amount in  reduction  of the  Uncertificated  Principal  Balance thereof,  and  second,  the  remainder,  if any,  of such  principal  portion  of such
        Realized Losses shall be allocated to the Uncertificated  REMIC I Regular Interest Y-I
        in reduction of the  Uncertificated  Principal Balance thereof;  and (2) the principal portion of Realized Losses on Group II Loans,  less any such amounts deemed  allocated to the  Uncertificated  REMIC I Regular Interest II-A-P-L under clause (viii),  above, shall be allocated,  first, to the Uncertificated REMIC I Regular Interest X-II to the
        extent  of  the  REMIC  I  X-II  Principal   Reduction  Amount  in  reduction  of  the
        Uncertificated  Principal Balance thereof, and second, the remainder,  if any, of such principal  portion of such  Realized  Losses shall be allocated to the  Uncertificated
        REMIC I Regular  Interest Y-II in reduction of the  Uncertificated  Principal  Balance thereof.

        (f)On each  Distribution  Date the Trustee  shall be deemed to  distribute  from REMIC
III, in the  priority  set forth in Sections  4.02(a) and (b), to the Holders of each Class of
Certificates  (other  than the Class R-I  Certificates  and the Class R-II  Certificates)  the
amounts  distributable  thereon from the Uncertificated REMIC II Regular Interest Distribution
Amounts  deemed to have been  received  by REMIC III from REMIC II under this  Section  10.04.
The amounts deemed  distributed  hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the  Uncertificated  REMIC III Regular Interests
Z  in  accordance  with  their  respective   Uncertificated  REMIC  III  Regular  Interests  Z
Distribution  Amounts,  as such  Uncertificated  REMIC III Regular  Interests  Z comprise  the related Class A-V Certificates.

        (g)Notwithstanding  the deemed  distributions  on the  Uncertificated  REMIC I Regular
Interests and the Uncertificated  REMIC II Regular Interests  described in this Section 10.04, distributions  of funds from the  Certificate  Account shall be made only in  accordance  with
Section 4.02.

Section  10.05        Compliance with Withholding Requirements.

               Notwithstanding  any other  provision  of this  Agreement,  the  Trustee or any
Paying  Agent,  as  applicable,   shall  comply  with  all  federal  withholding  requirements respecting  payments to  Certificateholders,  including  interest or original  issue  discount payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably believes  are  applicable  under the Code.  The  consent  of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying Agent,  as applicable, does  withhold  any amount  from  interest  or original  issue  discount  payments or advances thereof to any  Certificateholder  pursuant to federal withholding  requirements,  the Trustee
or  any  Paying  Agent,   as  applicable,   shall   indicate  the  amount   withheld  to  such
Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

Section  11.01        Amendment.  (See Section 11.01 of the Standard Terms)

Section  11.02        Recordation of Agreement;  Counterparts.  (See Section 11.02 of the
Standard Terms)

Section  11.03        Limitation on Rights of Certificateholders.  (See Section 11.03 of the
Standard Terms)

Section  11.04        Governing Law.  (See Section 11.04 of the Standard Terms)

Section  11.05        Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

            RECIPIENT                                         ADDRESS
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention:  President

Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention:  Managing Director/Master Servicing

Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2006-QS3

                                   The Trustee designates its offices located at DB Services
                                   Tennessee, 648 Grassmere Park Road, Nashville, TN
                                   37211-3658, Attn: Transfer Unit, for the purposes of Section
                                   8.12 of the Standard Terms

Moody's Investors Service, Inc.    99 Church Street, 4th Floor
                                   New York, New York 10004

Fitch Ratings                      One State Street Plaza
                                   New York, New York 10041

Standard & Poor's Ratings          55 Water Street, 40th Floor
Services                           New York, NY 10041-0003

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class  mail,  postage  prepaid,  at the  address  of such  holder as shown in the  Certificate
Register.  Any  notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the  Certificateholder  receives such notice.

Section  11.06        Required Notices to Rating Agency and Subservicer.  (See Section 11.06
of the Standard Terms)

Section  11.07        Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section  11.08        Supplemental Provisions for Resecuritization.  (See Section 11.08 of
the Standard Terms)

Section  11.09        Allocation of Voting Rights.

               93.5% of the Voting Rights shall be allocated  among  Holders of  Certificates, other than the Interest  Only  Certificates  and Class R  Certificates,  in  proportion to the outstanding  Certificate  Principal  Balances of their  respective  Certificates;  1.0% of the
Voting  Rights  shall be  allocated  among the  Holders  of the Class  I-A-2  Certificates  in accordance  with their  respective  Percentage  Interests;  1.0% of the Voting Rights shall be allocated  among  the  Holders  of the Class  I-A-6  Certificates  in  accordance  with  their respective  Percentage  Interests;  1.0% of the Voting  Rights  shall be  allocated  among the
Holders  of the Class  I-A-9  Certificates  in  accordance  with their  respective  Percentage
Interests;  1.0% of all Voting Rights shall be allocated  among the Holders of the Class I-A-V
Certificates,  in accordance with their respective  Percentage  Interests;  1.0% of all Voting
Rights shall be allocated  among the Holders of the Class II-A-V  Certificates,  in accordance with their  respective  Percentage  Interests;  0.5% of all Voting  Rights  shall be allocated among  the  Holders  of the  Class R-I  Certificates,  in  accordance  with  their  respective
Percentage  Interests;  0.5% of all Voting Rights shall be allocated  among the Holders of the
Class R-II Certificates,  in accordance with their respective Percentage  Interests;  and 0.5%
of all Voting  Rights  shall be allocated  among the Holders of the Class R-III  Certificates, in accordance with their respective Percentage Interest.

Section  11.010       No Petition.

               The  Depositor,  Master  Servicer  and  the  Trustee,  by  entering  into  this
Agreement, and each Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time  institute  against the Trust Fund, or join in any  institution against  the Trust Fund of, any  bankruptcy  proceedings  under any United  States  federal or state  bankruptcy  or  similar  law in  connection  with any  obligation  with  respect to the
Certificates or this Agreement.

        IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized and their respective  seals,  duly attested,  to be hereunto  affixed,  all as of the day and year first above written.

                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                            By:          /s/ Heather Anderson
                                                 Name:   Heather Anderson
                                                 Title:  Vice President

Attest:      /s/ Mark White
        Name:   Mark White
        Title:    Vice President

                                            RESIDENTIAL FUNDING CORPORATION
[Seal]

                                            By:      /s/ Mark White
                                                 Name: Mark White
                                                 Title: Associate

Attest:     /s/ Heather Anderson
        Name:Heather Anderson
        Title:        Associate

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                            By:  /s/ Marlon Hogan
                                                 Name: Marlon Hogan
                                                 Title: Associate

                                            By:  /s/ Eiko Akiyama
                                                 Name: Eiko Akiyama
                                                 Title: Associate
Attest:   /s/ Barbara Campbell
      Name: Barbara Campbell
      Title: Vice President

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 30th day of  March,  2006  before  me, a notary  public  in and for said
State,  personally  appeared  Heather  Anderson  known  to me to be  a(n)  Vice  President  of
Residential   Accredit  Loans,  Inc.,  one  of  the  corporations  that  executed  the  within instrument,  and  also  known  to me to be the  person  who  executed  it on  behalf  of  said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                              /s/ Amy Olson
                                              Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )

               On the 30th day of  March,  2006  before  me, a notary  public  in and for said
State,  personally  appeared  Mark  White  known  to me to be a(n)  Associate  of  Residential
Funding  Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              /s/ Amy Olson
                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )

               On the 30th day of  March,  2005  before  me, a notary  public  in and for said
State,  personally  appeared  Marlon Hogan known to me to be a(n)  Associate of Deutsche  Bank
Trust  Company  Americas,   the  New  York  banking   corporation  that  executed  the  within
instrument,  and also known to me to be the person who  executed it on behalf of said  banking corporation  and  acknowledged  to me  that  such  banking  corporation  executed  the  within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public
[Notarial Seal]

STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 30th day of  March,  2005  before  me, a notary  public  in and for said
State,  personally  appeared  Eiko Akiyama  known to me to be a(n)  Associate of Deutsche Bank
Trust  Company  Americas,   the  New  York  banking   corporation  that  executed  the  within
instrument,  and also known to me to be the person who  executed it on behalf of said  banking corporation  and  acknowledged  to me  that  such  banking  corporation  executed  the  within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public
[Notarial Seal]

                                        EXHIBIT ONE-I

                                    MORTGAGE LOAN SCHEDULE

                                        GROUP I LOANS

                                   (Attached as EXHBIT 99.1)

                                        EXHIBIT ONE-II

                                    MORTGAGE LOAN SCHEDULE

                                        GROUP II LOANS

                                 (Attached as EXHBIT 99.1)

                                        EXHIBIT TWO-I

                       SCHEDULE OF DISCOUNT FRACTIONS FOR GROUP I LOANS

                                    AVAILABLE UPON REQUEST

Loan Number     Current Balance Net Mortgage Rate       Discount Fraction       PO Balance
9712285         "$144,094.74 "  0.05845 0.025833333     "$3,722.45 "
9989377         "$153,773.02 "  0.05845 0.025833333     "$3,972.47 "
9999939         "$156,769.38 "  0.0597  0.005           $783.85
10070297        "$694,326.54 "  0.0572  0.046666667     "$32,401.91 "
10071019        "$400,307.14 "  0.0572  0.046666667     "$18,681.00 "
10073027        "$179,360.20 "  0.05595 0.0675          "$12,106.81 "
10078675        "$99,334.53 "   0.0597  0.005           $496.67
10094693        "$195,774.80 "  0.0597  0.005           $978.87
10136729        "$180,189.97 "  0.05595 0.0675          "$12,162.82 "
10317596        "$241,353.67 "  0.05595 0.0675          "$16,291.37 "
10332231        "$177,285.87 "  0.0572  0.046666667     "$8,273.34 "
10340997        "$99,809.73 "   0.0597  0.005           $499.05
10341557        "$402,360.99 "  0.0597  0.005           "$2,011.81 "
10347268        "$240,965.57 "  0.05845 0.025833333     "$6,224.94 "
10353532        "$416,604.34 "  0.0597  0.005           "$2,083.02 "
10353546        "$299,715.35 "  0.0597  0.005           "$1,498.58 "
10353582        "$174,833.95 "  0.0597  0.005           $874.17
10353594        "$516,000.00 "  0.05595 0.0675          "$34,830.00 "
10356335        "$190,037.74 "  0.0597  0.005           $950.19
10364883        "$116,250.00 "  0.0572  0.046666667     "$5,425.00 "
10364909        "$84,838.28 "   0.0597  0.005           $424.19
10364929        "$136,739.34 "  0.0597  0.005           $683.70
10369697        "$598,858.41 "  0.0597  0.005           "$2,994.29 "
10372588        "$325,000.00 "  0.05845 0.025833333     "$8,395.83 "
10375740        "$357,550.00 "  0.05595 0.0675          "$24,134.63 "
10376309        "$141,703.06 "  0.04495 0.250833333     "$35,543.85 "
10380163        "$134,736.90 "  0.05845 0.025833333     "$3,480.70 "
10395921        "$163,844.39 "  0.0597  0.005           $819.22
10412101        "$265,800.00 "  0.0597  0.005           "$1,329.00 "
10414169        "$172,670.85 "  0.0597  0.005           $863.35
10414409        "$110,788.80 "  0.0597  0.005           $553.94
10414413        "$104,800.23 "  0.0597  0.005           $524.00
10414449        "$66,385.37 "   0.05845 0.025833333     "$1,714.96 "
10414683        "$181,816.11 "  0.05845 0.025833333     "$4,696.92 "
10417859        "$108,294.64 "  0.05845 0.025833333     "$2,797.61 "
10420129        "$264,742.43 "  0.05845 0.025833333     "$6,839.18 "
10424409        "$119,880.31 "  0.0571  0.048333333     "$5,794.22 "
10427681        "$2,000,000.00 "0.05845 0.025833333     "$51,666.67 "
10427683        "$200,000.00 "  0.0597  0.005           "$1,000.00 "
10427691        "$99,423.21 "   0.0597  0.005           $497.12
10427743        "$320,000.00 "  0.0597  0.005           "$1,600.00 "
10427747        "$67,601.91 "   0.05845 0.025833333     "$1,746.38 "
10427749        "$271,179.06 "  0.0597  0.005           "$1,355.90 "
10427751        "$995,987.99 "  0.0572  0.046666667     "$46,479.44 "
10427753        "$175,300.00 "  0.0597  0.005           $876.50
10427765        "$263,684.64 "  0.05595 0.0675          "$17,798.71 "
10427769        "$460,914.42 "  0.0572  0.046666667     "$21,509.34 "
10427771        "$365,111.20 "  0.0597  0.005           "$1,825.56 "
10427789        "$200,000.00 "  0.0597  0.005           "$1,000.00 "
10427793        "$648,095.02 "  0.05845 0.025833333     "$16,742.45 "
10427797        "$543,910.93 "  0.0597  0.005           "$2,719.55 "
10427799        "$650,000.00 "  0.05845 0.025833333     "$16,791.67 "
10427801        "$399,250.00 "  0.05845 0.025833333     "$10,313.96 "
10427807        "$128,320.00 "  0.0597  0.005           $641.60
10427827        "$358,000.00 "  0.0547  0.088333333     "$31,623.33 "
10427841        "$84,674.87 "   0.0597  0.005           $423.37
10427885        "$971,088.31 "  0.0572  0.046666667     "$45,317.45 "
10427891        "$993,091.34 "  0.05845 0.025833333     "$25,654.86 "
10427897        "$110,000.00 "  0.0597  0.005           $550.00
10427955        "$995,987.99 "  0.0572  0.046666667     "$46,479.44 "
10427999        "$84,077.15 "   0.0597  0.005           $420.39
10428135        "$479,086.73 "  0.0597  0.005           "$2,395.43 "
10428347        "$546,163.84 "  0.05595 0.0675         $36,866.06 "
10428409        "$127,600.00 "  0.0572  0.046666667     "$5,954.67 "
10428773        "$428,915.99 "  0.05595 0.0675          "$28,951.83 "
10428789        "$244,000.00 "  0.05845 0.025833333     "$6,303.33 "
10429209        "$845,000.00 "  0.0597  0.005           "$4,225.00 "
10429281        "$130,000.00 "  0.0572  0.046666667     "$6,066.67 "
10429335        "$276,800.00 "  0.0597  0.005           "$1,384.00 "
10429433        "$520,000.00 "  0.0597  0.005           "$2,600.00 "
10429673        "$310,806.56 "  0.0597  0.005           "$1,554.03 "
10429677        "$109,257.62 "  0.0597  0.005           $546.29
10441051        "$532,000.00 "  0.0597  0.005           "$2,660.00 "
10441317        "$248,733.81 "  0.05345 0.109166667     "$27,153.44 "
10443281        "$229,551.76 "  0.05845 0.025833333     "$5,930.09 "
10443285        "$599,430.69 "  0.0597  0.005           "$2,997.15 "
10443407        "$163,045.14 "  0.0597  0.005           $815.23
10449349        "$175,000.00 "  0.05845 0.025833333     "$4,520.83 "
10450583        "$439,682.42 "  0.0597  0.005           "$2,198.41 "
10450585        "$109,000.00 "  0.0597  0.005           $545.00
10450607        "$214,041.76 "  0.05845 0.025833333     "$5,529.41 "
10450615        "$131,824.80 "  0.0597  0.005           $659.12
10450625        "$479,533.47 "  0.05845 0.025833333     "$12,387.95 "
10450633        "$1,000,000.00 "0.0572  0.046666667     "$46,666.67 "
10450637        "$343,000.00 "  0.0597  0.005           "$1,715.00 "
10450643        "$940,000.00 "  0.0597  0.005           "$4,700.00 "
10450653        "$312,852.87 "  0.0597  0.005           "$1,564.26 "
10450657        "$605,025.38 "  0.0597  0.005           "$3,025.13 "
10450677        "$168,989.50 "  0.0597  0.005           $844.95
10450679        "$1,000,000.00 "0.05845 0.025833333     "$25,833.33 "
10450683        "$123,379.96 "  0.05845 0.025833333     "$3,187.32 "
10450685        "$533,043.75 "  0.0597  0.005           "$2,665.22 "
10450703        "$214,764.67 "  0.0522  0.13            "$27,919.41 "
10450705        "$118,400.00 "  0.0572  0.046666667     "$5,525.33 "
10450707        "$132,124.51 "  0.0597  0.005           $660.62
10450713        "$500,000.00 "  0.05845 0.025833333     "$12,916.67 "
10450749        "$299,315.73 "  0.0597  0.005           "$1,496.58 "
10450753        "$101,096.82 "  0.05595 0.0675          "$6,824.04 "
10450797        "$566,500.00 "  0.0597  0.005           "$2,832.50 "
10450801        "$999,900.00 "  0.0597  0.005           "$4,999.50 "
10451423        "$545,481.93 "  0.0597  0.005           "$2,727.41 "
10456659        "$388,500.00 "  0.0572  0.046666667     "$18,130.00 "
10461043        "$178,000.00 "  0.05845 0.025833333     "$4,598.33 "
10461325        "$240,000.00 "  0.0597  0.005           "$1,200.00 "
10461963        "$429,560.52 "  0.05845 0.025833333     "$11,096.98 "
10462741        "$112,000.00 "  0.0572  0.046666667     "$5,226.67 "
10464759        "$224,000.00 "  0.05845 0.025833333     "$5,786.67 "
10465047        "$250,000.00 "  0.0572  0.046666667     "$11,666.67 "
10466895        "$598,000.00 "  0.0597  0.005           "$2,990.00 "
10468231        "$506,000.00 "  0.0597  0.005           "$2,530.00 "
10468579        "$75,000.00 "   0.0572  0.046666667     "$3,500.00 "
10474949        "$220,000.00 "  0.0597  0.005           "$1,100.00 "
10475019        "$400,000.00 "  0.05595 0.0675          "$27,000.00 "
10475075        "$390,000.00 "  0.0572  0.046666667     "$18,200.00 "
10476091        "$281,150.00 "  0.0597  0.005           "$1,405.75 "
10478687        "$187,500.00 "  0.0572  0.046666667     "$8,750.00 "
10485089        "$277,300.00 "  0.0597  0.005           "$1,386.50 "
10489303        "$428,853.26 "  0.0597  0.005           "$2,144.27 "
10492765        "$527,920.00 "  0.0597  0.005           "$2,639.60 "
10492827        "$460,000.00 "  0.0597  0.005           "$2,300.00 "

                                        EXHIBIT TWO-II

                              SCHEDULE OF DISCOUNT FRACTIONS FOR
                                        GROUP II LOANS

Loan Number     Current Balance Net Mortgage Rate  Discount Fraction   PO Balance
9986070 "       $198,790.30 "  0.0572  0.12    "        $23,854.84 "
10015065        "$152,584.31 "  0.06345 0.023846154     "$3,638.55 "
10128140        "$366,525.17 "  0.06095 0.062307692     "$22,837.34 "
10128292        "$139,344.31 "  0.0647  0.004615385     $643.13
10128308        "$155,388.83 "  0.05845 0.100769231     "$15,658.41 "
10188794        "$105,325.70 "  0.0647  0.004615385     $486.12
10228025        "$400,000.00 "  0.05845 0.100769231     "$40,307.69 "
10248916        "$169,120.00 "  0.0647  0.004615385     $780.55
10248922        "$151,731.04 "  0.06345 0.023846154     "$3,618.20 "
10248956        "$147,732.24 "  0.06345 0.023846154     "$3,522.85 "
10249090        "$86,768.42 "   0.06345 0.023846154     "$2,069.09 "
10249100        "$648,676.45 "  0.0647  0.004615385     "$2,993.89 "
10249186        "$309,401.39 "  0.06095 0.062307692     "$19,278.09 "
10249244        "$118,035.81 "  0.0647  0.004615385     $544.78
10249246        "$427,220.74 "  0.0622  0.043076923     "$18,403.36 "
10249376        "$152,000.00 "  0.06095 0.062307692     "$9,470.77 "
10249392        "$230,000.00 "  0.0622  0.043076923     "$9,907.69 "
10249462        "$225,609.73 "  0.0647  0.004615385     "$1,041.28 "
10249472        "$259,440.12 "  0.06345 0.023846154     "$6,186.65 "
10283543        "$498,252.05 "  0.06095 0.062307692     "$31,044.94 "
10289461        "$740,000.00 "  0.05595 0.139230769     "$103,030.77 "
10295729        "$324,438.80 "  0.0647  0.004615385     "$1,497.41 "
10297750        "$151,088.63 "  0.0647  0.004615385     $697.33
10297754        "$283,709.24 "  0.0647  0.004615385     "$1,309.43 "
10297760        "$566,637.59 "  0.06345 0.023846154     "$13,512.13 "
10297780        "$318,635.19 "  0.06345 0.023846154     "$7,598.22 "
10297782        "$123,724.26 "  0.06345 0.023846154     "$2,950.35 "
10297790        "$119,453.07 "  0.06095 0.062307692     "$7,442.85 "
10297794        "$265,917.04 "  0.0622  0.043076923     "$11,454.89 "
10297800        "$343,391.32 "  0.06345 0.023846154     "$8,188.56 "
10297804        "$154,126.78 "  0.06345 0.023846154     "$3,675.33 "
10297816        "$283,509.58 "  0.0647  0.004615385     "$1,308.51 "
10297820        "$156,299.11 "  0.0622  0.043076923     "$6,732.88 "
10297824        "$244,479.55 "  0.0647  0.004615385     "$1,128.37 "
10297832        "$102,223.16 "  0.0647  0.004615385     $471.80
10297844        "$359,028.94 "  0.0647  0.004615385     "$1,657.06 "
10297846        "$49,310.42 "   0.0622  0.043076923     "$2,124.14 "
10297848        "$219,620.09 "  0.0647  0.004615385     "$1,013.63 "
10297850        "$134,070.51 "  0.06095 0.062307692     "$8,353.62 "
10297852        "$314,236.41 "  0.0622  0.043076923     "$13,536.34 "
10297864        "$198,048.94 "  0.06345 0.023846154     "$4,722.71 "
10297878        "$430,000.00 "  0.0647  0.004615385     "$1,984.62 "
10297880        "$99,827.32 "   0.0647  0.004615385     $460.74
10297900        "$392,304.60 "  0.06345 0.023846154     "$9,354.96 "
10298182        "$167,706.90 "  0.0647  0.004615385     $774.03
10298188        "$447,905.55 "  0.06345 0.023846154     "$10,680.82 "
10298202        "$210,848.75 "  0.0647  0.004615385     $973.15
10298216        "$160,111.03 "  0.0647  0.004615385     $738.97
10298228        "$253,293.00 "  0.06095 0.062307692     "$15,782.10 "
10298230        "$214,410.57 "  0.0622  0.043076923     "$9,236.15 "
10298232        "$538,294.26 "  0.06095 0.062307692     "$33,539.87 "
10298234        "$221,023.22 "  0.06345 0.023846154     "$5,270.55 "
10298240        "$175,688.58 "  0.06345 0.023846154     "$4,189.50 "
10298242        "$439,202.31 "  0.0622  0.043076923     "$18,919.48 "
10298244        "$111,801.82 "  0.06345 0.023846154     "$2,666.04 "
10298246        "$267,198.80 "  0.06095 0.062307692     "$16,648.54 "
10298248        "$447,405.32 "  0.0647  0.004615385     "$2,064.95 "
10298256        "$447,207.28 "  0.06345 0.023846154     "$10,664.17 "
10298260        "$233,595.93 "  0.0647  0.004615385     "$1,078.14 "
10298264        "$121,600.00 "  0.0647  0.004615385     $561.23
10298272        "$175,673.09 "  0.06095 0.062307692     "$10,945.78 "
10298274        "$115,738.08 "  0.0622  0.043076923     "$4,985.64 "
10298290        "$61,313.62 "   0.0647  0.004615385     $282.99
10298294        "$189,272.58 "  0.0647  0.004615385     $873.57
10298316        "$138,161.01 "  0.0647  0.004615385     $637.67
10298530        "$75,862.20 "   0.0622  0.043076923     "$3,267.91 "
10298534        "$496,000.00 "  0.0647  0.004615385     "$2,289.23 "
10298564        "$258,119.69 "  0.06095 0.062307692     "$16,082.84 "
10298574        "$141,355.47 "  0.0647  0.004615385     $652.41
10298576        "$203,647.71 "  0.0647  0.004615385     $939.91
10298588        "$622,922.46 "  0.0647  0.004615385     "$2,875.03 "
10298618        "$163,716.79 "  0.0647  0.004615385     $755.62
10298622        "$203,621.10 "  0.06095 0.062307692     "$12,687.16 "
10298624        "$219,610.71 "  0.06345 0.023846154     "$5,236.87 "
10298634        "$341,409.42 "  0.0647  0.004615385     "$1,575.74 "
10298638        "$171,702.99 "  0.0647  0.004615385     $792.48
10298650        "$335,050.58 "  0.06345 0.023846154     "$7,989.67 "
10298656        "$173,598.95 "  0.0647  0.004615385     $801.23
10298662        "$199,646.10 "  0.06345 0.023846154     "$4,760.79 "
10298846        "$359,283.15 "  0.06345 0.023846154     "$8,567.52 "
10298862        "$116,797.97 "  0.0647  0.004615385     $539.07
10298866        "$90,000.00 "   0.0647  0.004615385     $415.38
10298878        "$582,991.53 "  0.0647  0.004615385     "$2,690.73 "
10298892        "$159,709.93 "  0.0622  0.043076923     "$6,879.81 "
10298894        "$220,410.73 "  0.0647  0.004615385     "$1,017.28 "
10298914        "$149,740.97 "  0.0647  0.004615385     $691.11
10298922        "$99,727.49 "   0.0647  0.004615385     $460.28
10298928        "$247,369.53 "  0.0647  0.004615385     "$1,141.71 "
10298932        "$143,745.20 "  0.06345 0.023846154     "$3,427.77 "
10298936        "$178,191.76 "  0.0647  0.004615385     $822.42
10298948        "$126,875.01 "  0.0622  0.043076923     "$5,465.39 "
10298978        "$135,116.27 "  0.0647  0.004615385     $623.61
10298980        "$229,200.00 "  0.0647  0.004615385     "$1,057.85 "
10305017        "$315,717.66 "  0.0547  0.158461538     "$50,029.11 "
10307004        "$311,831.09 "  0.06095 0.062307692     "$19,429.48 "
10307010        "$159,032.56 "  0.06095 0.062307692     "$9,908.95 "
10307012        "$184,800.00 "  0.06345 0.023846154     "$4,406.77 "
10307018        "$113,903.02 "  0.0647  0.004615385     $525.71
10307026        "$203,700.00 "  0.0647  0.004615385     $940.15
10307028        "$104,865.17 "  0.0647  0.004615385     $483.99
10307034        "$572,556.53 "  0.0647  0.004615385     "$2,642.57 "
10307044        "$165,600.00 "  0.0622  0.043076923     "$7,133.54 "
10307054        "$151,759.00 "  0.06345 0.023846154     "$3,618.87 "
10307058        "$220,000.00 "  0.06095 0.062307692     "$13,707.69 "
10307070        "$210,005.31 "  0.06095 0.062307692     "$13,084.95 "
10307118        "$118,889.78 "  0.06095 0.062307692     "$7,407.75 "
10307122        "$239,783.03 "  0.0622  0.043076923     "$10,329.12 "
10307140        "$129,482.83 "  0.0622  0.043076923     "$5,577.72 "
10307146        "$433,117.53 "  0.06345 0.023846154     "$10,328.19 "
10307268        "$100,000.00 "  0.06345 0.023846154     "$2,384.62 "
10307278        "$168,047.94 "  0.0622  0.043076923     "$7,238.99 "
10307282        "$189,836.41 "  0.0647  0.004615385     $876.17
10307296        "$507,412.75 "  0.0647  0.004615385     "$2,341.91 "
10307308        "$148,536.70 "  0.06345 0.023846154     "$3,542.03 "
10307316        "$185,831.85 "  0.0622  0.043076923     "$8,005.06 "
10307318        "$174,849.33 "  0.0647  0.004615385     $807.00
10307322        "$145,074.98 "  0.0647  0.004615385     $669.58
10307340        "$358,888.48 "  0.0647  0.004615385     "$1,656.41 "
10307350        "$335,903.37 "  0.06345 0.023846154     "$8,010.00 "
10307362        "$174,002.56 "  0.0622  0.043076923     "$7,495.49 "
10307364        "$178,242.60 "  0.06345 0.023846154     "$4,250.40 "
10307368        "$256,567.84 "  0.0622  0.043076923     "$11,052.15 "
10307370        "$179,841.19 "  0.06345 0.023846154     "$4,288.52 "
10307378        "$244,778.51 "  0.0622  0.043076923     "$10,544.31 "
10307514        "$94,352.11 "   0.0644570.008353846     $788.20
10307516        "$114,008.21 "  0.0644570.008353846     $952.41
10308843        "$149,591.00 "  0.0622  0.043076923     "$6,443.92 "
10311650        "$331,107.59 "  0.0597  0.081538462     "$26,998.00 "
10311652        "$413,437.13 "  0.0622  0.043076923     "$17,809.60 "
10311654        "$975,000.00 "  0.05595 0.139230769     "$135,750.00 "
10311660        "$399,111.15 "  0.06095 0.062307692     "$24,867.69 "
10311881        "$140,550.86 "  0.06345 0.023846154     "$3,351.60 "
10312910        "$269,792.95 "  0.0622  0.043076923     "$11,621.85 "
10312912        "$255,284.88 "  0.06095 0.062307692     "$15,906.21 "
10312914        "$381,255.03 "  0.0622  0.043076923     "$16,423.29 "
10312916        "$397,982.99 "  0.0597  0.081538462     "$32,450.92 "
10312918        "$179,665.67 "  0.06095 0.062307692     "$11,194.55 "
10312920        "$311,703.96 "  0.0597  0.081538462     "$25,415.86 "
10312922        "$93,254.86 "   0.0547  0.158461538     "$14,777.31 "
10312924        "$378,988.65 "  0.06345 0.023846154     "$9,037.42 "
10312926        "$119,193.82 "  0.0647  0.004615385     $550.13
10312928        "$159,855.36 "  0.0622  0.043076923     "$6,886.08 "
10312930        "$251,783.03 "  0.0647  0.004615385     "$1,162.08 "
10312932        "$161,126.39 "  0.05845 0.100769231     "$16,236.58 "
10312934        "$175,372.03 "  0.0572  0.12            "$21,044.64 "
10312936        "$183,666.42 "  0.0622  0.043076923     "$7,911.78 "
10312938        "$222,676.91 "  0.05845 0.100769231     "$22,438.98 "
10312942        "$249,541.12 "  0.0622  0.043076923     "$10,749.46 "
10312946        "$262,265.33 "  0.06095 0.062307692     "$16,341.15 "
10312948        "$264,542.41 "  0.0647  0.004615385     "$1,220.97 "
10312950        "$169,834.77 "  0.05845 0.100769231     "$17,114.12 "
10312952        "$174,690.36 "  0.06345 0.023846154     "$4,165.69 "
10312954        "$373,301.10 "  0.05845 0.100769231     "$37,617.26 "
10312956        "$123,478.45 "  0.0647  0.004615385     $569.90
10312958        "$374,269.18 "  0.05845 0.100769231     "$37,714.82 "
10312960        "$249,524.35 "  0.0597  0.081538462     "$20,345.83 "
10312962        "$210,027.72 "  0.06345 0.023846154     "$5,008.35 "
10315435        "$167,563.64 "  0.0647  0.004615385     $773.37
10317598        "$260,752.35 "  0.0597  0.081538462     "$21,261.35 "
10318921        "$110,874.08 "  0.05845 0.100769231     "$11,172.70 "
10321085        "$149,595.20 "  0.05095 0.216153846     "$32,335.58 "
10321310        "$1,998,191.97 "0.0622  0.043076923     "$86,075.96 "
10331436        "$649,412.39 "  0.0622  0.043076923     "$27,974.69 "
10332143        "$121,747.55 "  0.06305 0.03            "$3,652.43 "
10334983        "$194,663.27 "  0.0647  0.004615385     $898.45
10335491        "$352,000.00 "  0.06345 0.023846154     "$8,393.85 "
10337061        "$340,000.00 "  0.0647  0.004615385     "$1,569.23 "
10337121        "$114,750.00 "  0.06345 0.023846154     "$2,736.35 "
10340180        "$227,793.88 "  0.0622  0.043076923     "$9,812.66 "
10340186        "$283,749.44 "  0.06345 0.023846154     "$6,766.33 "
10340202        "$489,900.00 "  0.0647  0.004615385     "$2,261.08 "
10340687        "$114,596.86 "  0.06345 0.023846154     "$2,732.69 "
10341577        "$361,272.03 "  0.0622  0.043076923     "$15,562.49 "
10341589        "$369,345.30 "  0.06345 0.023846154     "$8,807.46 "
10341593        "$405,263.95 "  0.0622  0.043076923     "$17,457.52 "
10341623        "$398,741.09 "  0.0547  0.158461538     "$63,185.13 "
10341635        "$395,264.49 "  0.06095 0.062307692     "$24,628.02 "
10344669        "$118,174.73 "  0.0597  0.081538462     "$9,635.79 "
10346544        "$250,000.00 "  0.06095 0.062307692     "$15,576.92 "
10347285        "$353,600.00 "  0.0647  0.004615385     "$1,632.00 "
10347365        "$424,900.00 "  0.0647  0.004615385     "$1,961.08 "
10347613        "$141,337.00 "  0.06095 0.062307692     "$8,806.38 "
10347849        "$114,991.16 "  0.0622  0.043076923     "$4,953.47 "
10347907        "$125,802.83 "  0.0599  0.078461538     "$9,870.68 "
10349937        "$50,362.31 "   0.0622  0.043076923     "$2,169.45 "
10353592        "$860,000.00 "  0.0647  0.004615385     "$3,969.23 "
10356047        "$151,869.13 "  0.0647  0.004615385     $700.93
10356327        "$99,740.93 "   0.05845 0.100769231     "$10,050.82 "
10356349        "$399,309.26 "  0.0647  0.004615385     "$1,842.97 "
10356353        "$241,038.14 "  0.0597  0.081538462     "$19,653.88 "
10356359        "$120,752.65 "  0.05595 0.139230769     "$16,812.48 "
10356395        "$267,525.78 "  0.06345 0.023846154     "$6,379.46 "
10356438        "$614,900.00 "  0.0597  0.081538462     "$50,138.00 "
10364059        "$145,499.52 "  0.06345 0.023846154     "$3,469.60 "
10364813        "$390,000.00 "  0.06345 0.023846154     "$9,300.00 "
10364819        "$274,000.00 "  0.0622  0.043076923     "$11,803.08 "
10364829        "$76,354.45 "   0.0597  0.081538462     "$6,225.82 "
10364945        "$144,800.00 "  0.0622  0.043076923     "$6,237.54 "
10369573        "$504,062.04 "  0.06095 0.062307692     "$31,406.94 "
10369899        "$131,361.81 "  0.0647  0.004615385     $606.29
10371395        "$174,246.13 "  0.06345 0.023846154     "$4,155.10 "
10371597        "$164,854.43 "  0.06345 0.023846154     "$3,931.14 "
10372417        "$173,052.44 "  0.0547  0.158461538     "$27,422.16 "
10375823        "$172,900.00 "  0.0647  0.004615385     $798.00
10375889        "$280,000.00 "  0.06345 0.023846154     "$6,676.92 "
10375891        "$132,292.23 "  0.0622  0.043076923     "$5,698.74 "
10375993        "$129,752.66 "  0.0597  0.081538462     "$10,579.83 "
10376085        "$875,000.00 "  0.0622  0.043076923     "$37,692.31 "
10376103        "$336,888.14 "  0.0622  0.043076923     "$14,512.10 "
10376105        "$340,000.00 "  0.0647  0.004615385     "$1,569.23 "
10376241        "$254,000.00 "  0.05595 0.139230769     "$35,364.62 "
10376331        "$499,855.46 "  0.05595 0.139230769     "$69,595.26 "
10376335        "$115,652.40 "  0.0465  0.284615385     "$32,916.45 "
10376393        "$179,900.00 "  0.05845 0.100769231     "$18,128.38 "
10376403        "$259,481.05 "  0.0572  0.12            "$31,137.73 "
10376407        "$550,000.00 "  0.05345 0.177692308     "$97,730.77 "
10376439        "$118,851.15 "  0.0622  0.043076923     "$5,119.74 "
10376497        "$119,000.00 "  0.0622  0.043076923     "$5,126.15 "
10376507        "$159,716.88 "  0.06345 0.023846154     "$3,808.63 "
10376509        "$222,000.00 "  0.0622  0.043076923     "$9,563.08 "
10380075        "$199,637.40 "  0.0622  0.043076923     "$8,599.76 "
10380095        "$249,557.64 "  0.06345 0.023846154     "$5,950.99 "
10380125        "$131,754.83 "  0.06095 0.062307692     "$8,209.34 "
10380165        "$519,010.63 "  0.0597  0.081538462     "$42,319.33 "
10380171        "$161,157.31 "  0.0622  0.043076923     "$6,942.16 "
10380219        "$260,549.30 "  0.0647  0.004615385     "$1,202.54 "
10380285        "$337,202.23 "  0.06345 0.023846154     "$8,040.98 "
10380299        "$369,200.00 "  0.0572  0.12            "$44,304.00 "
10380311        "$303,800.00 "  0.0622  0.043076923     "$13,086.77 "
10380319        "$360,350.00 "  0.0622  0.043076923     "$15,522.77 "
10383133        "$320,000.00 "  0.0622  0.043076923     "$13,784.62 "
10386075        "$112,792.88 "  0.0597  0.081538462     "$9,196.96 "
10386121        "$152,000.00 "  0.0622  0.043076923     "$6,547.69 "
10386189        "$154,259.39 "  0.06345 0.023846154     "$3,678.49 "
10386199        "$91,916.83 "   0.0622  0.043076923     "$3,959.49 "
10387343        "$149,740.97 "  0.0647  0.004615385     $691.11
10387397        "$530,000.00 "  0.06345 0.023846154     "$12,638.46 "
10387429        "$133,898.06 "  0.06095 0.062307692     "$8,342.88 "
10387777        "$285,000.00 "  0.06345 0.023846154     "$6,796.15 "
10387937        "$256,000.00 "  0.0622  0.043076923     "$11,027.69 "
10388053        "$214,615.06 "  0.0647  0.004615385     $990.53
10388151        "$368,000.00 "  0.06345 0.023846154     "$8,775.38 "
10389639        "$175,000.00 "  0.06345 0.023846154     "$4,173.08 "
10389709        "$166,012.83 "  0.0647  0.004615385     $766.21
10389711        "$174,246.13 "  0.06345 0.023846154     "$4,155.10 "
10389713        "$172,328.00 "  0.06095 0.062307692     "$10,737.36 "
10389715        "$193,700.00 "  0.0597  0.081538462     "$15,794.00 "
10389743        "$266,200.00 "  0.0647  0.004615385     "$1,228.62 "
10391341        "$114,391.35 "  0.0597  0.081538462     "$9,327.29 "
10391671        "$134,400.00 "  0.06345 0.023846154     "$3,204.92 "
10391673        "$112,720.00 "  0.06345 0.023846154     "$2,687.94 "
10391707        "$219,610.73 "  0.06345 0.023846154     "$5,236.87 "
10391709        "$380,000.00 "  0.06095 0.062307692     "$23,676.92 "
10391715        "$258,827.00 "  0.0622  0.043076923     "$11,149.47 "
10391721        "$91,200.00 "   0.0647  0.004615385     $420.92
10391725        "$284,836.00 "  0.06345 0.023846154     "$6,792.24 "
10391731        "$314,701.11 "  0.0597  0.081538462     "$25,660.24 "
10395203        "$256,000.00 "  0.06345 0.023846154     "$6,104.62 "
10395887        "$750,000.00 "  0.0647  0.004615385     "$3,461.54 "
10396001        "$169,513.57 "  0.0597  0.081538462     "$13,821.88 "
10396005        "$242,304.70 "  0.0597  0.081538462     "$19,757.15 "
10396013        "$544,000.00 "  0.0647  0.004615385     "$2,510.77 "
10396015        "$198,300.00 "  0.0647  0.004615385     $915.23
10396027        "$699,579.94 "  0.0622  0.043076923     "$30,135.75 "
10396067        "$104,692.28 "  0.05845 0.100769231     "$10,549.76 "
10396071        "$131,630.97 "  0.05595 0.139230769     "$18,327.08 "
10396085        "$233,346.34 "  0.06095 0.062307692     "$14,539.27 "
10396095        "$102,092.61 "  0.0572  0.12            "$12,251.11 "
10396097        "$405,600.00 "  0.06345 0.023846154     "$9,672.00 "
10396119        "$183,434.44 "  0.05595 0.139230769     "$25,539.72 "
10396121        "$259,273.72 "  0.06095 0.062307692     "$16,154.75 "
10396125        "$339,050.25 "  0.06095 0.062307692     "$21,125.44 "
10396135        "$142,011.73 "  0.0622  0.043076923     "$6,117.43 "
10396139        "$223,563.45 "  0.05845 0.100769231     "$22,528.32 "
10396141        "$147,862.92 "  0.06095 0.062307692     "$9,213.00 "
10396155        "$188,800.00 "  0.0647  0.004615385     $871.38
10396169        "$334,689.73 "  0.06095 0.062307692     "$20,853.74 "
10396171        "$409,256.70 "  0.0622  0.043076923     "$17,629.52 "
10396175        "$275,761.19 "  0.06345 0.023846154     "$6,575.84 "
10396205        "$179,484.96 "  0.0597  0.081538462     "$14,634.93 "
10396675        "$319,391.16 "  0.0597  0.081538462     "$26,042.66 "
10397337        "$151,869.13 "  0.0647  0.004615385     $700.93
10397963        "$106,000.00 "  0.05615 0.136153846     "$14,432.31 "
10398001        "$332,656.00 "  0.0622  0.043076923     "$14,329.80 "
10398041        "$320,000.00 "  0.0622  0.043076923     "$13,784.62 "
10398629        "$49,953.69 "   0.06095 0.062307692     "$3,112.50 "
10399197        "$221,409.21 "  0.0647  0.004615385     "$1,021.89 "
10399225        "$231,557.73 "  0.0596  0.083076923     "$19,237.10 "
10399883        "$188,000.00 "  0.06095 0.062307692     "$11,713.85 "
10399891        "$288,000.00 "  0.0622  0.043076923     "$12,406.15 "
10400803        "$191,999.84 "  0.0647  0.004615385     $886.15
10400977        "$311,731.37 "  0.0647  0.004615385     "$1,438.76 "
10407027        "$211,515.84 "  0.0622  0.043076923     "$9,111.45 "
10407029        "$220,000.00 "  0.0647  0.004615385     "$1,015.38 "
10407033        "$327,579.00 "  0.0622  0.043076923     "$14,111.10 "
10407045        "$258,530.45 "  0.0622  0.043076923     "$11,136.70 "
10407055        "$636,208.16 "  0.0597  0.081538462     "$51,875.43 "
10407059        "$535,000.00 "  0.0647  0.004615385     "$2,469.23 "
10407065        "$572,000.00 "  0.0597  0.081538462     "$46,640.00 "
10407075        "$448,000.00 "  0.06345 0.023846154     "$10,683.08 "
10407079        "$783,750.00 "  0.0572  0.12            "$94,050.00 "
10407081        "$384,000.00 "  0.0647  0.004615385     "$1,772.31 "
10407087        "$420,000.00 "  0.06095 0.062307692     "$26,169.23 "
10407089        "$384,000.00 "  0.06095 0.062307692     "$23,926.15 "
10407091        "$548,540.00 "  0.06095 0.062307692     "$34,178.26 "
10407093        "$464,729.00 "  0.0597  0.081538462     "$37,893.29 "
10407097        "$640,000.00 "  0.06095 0.062307692     "$39,876.92 "
10407107        "$447,594.68 "  0.0622  0.043076923     "$19,281.00 "
10407109        "$780,000.00 "  0.0572  0.12            "$93,600.00 "
10407119        "$433,800.00 "  0.0622  0.043076923     "$18,686.77 "
10407123        "$556,000.00 "  0.06345 0.023846154     "$13,258.46 "
10407127        "$171,000.00 "  0.06345 0.023846154     "$4,077.69 "
10407129        "$283,509.58 "  0.0647  0.004615385     "$1,308.51 "
10407911        "$139,873.43 "  0.0622  0.043076923     "$6,025.32 "
10410415        "$483,323.19 "  0.06345 0.023846154     "$11,525.40 "
10410417        "$368,666.42 "  0.054   0.169230769     "$62,389.70 "
10410439        "$301,227.44 "  0.0622  0.043076923     "$12,975.95 "
10410447        "$206,923.30 "  0.0622  0.043076923     "$8,913.62 "
10410457        "$164,000.00 "  0.0597  0.081538462     "$13,372.31 "
10410473        "$988,000.00 "  0.0597  0.081538462     "$80,560.00 "
10411251        "$89,914.60 "   0.0597  0.081538462     "$7,331.50 "
10411715        "$527,510.96 "  0.06095 0.062307692     "$32,867.99 "
10411939        "$101,815.08 "  0.0622  0.043076923     "$4,385.88 "
10411999        "$495,500.00 "  0.06095 0.062307692     "$30,873.46 "
10412005        "$536,250.00 "  0.06345 0.023846154     "$12,787.50 "
10412075        "$222,750.00 "  0.0622  0.043076923     "$9,595.38 "
10412183        "$345,000.00 "  0.0597  0.081538462     "$28,130.77 "
10412207        "$271,841.82 "  0.0597  0.081538462     "$22,165.56 "
10412229        "$608,000.00 "  0.05845 0.100769231     "$61,267.69 "
10412251        "$218,942.06 "  0.0597  0.081538462     "$17,852.20 "
10412329        "$187,900.00 "  0.0647  0.004615385     $867.23
10412331        "$294,700.00 "  0.0647  0.004615385     "$1,360.15 "
10412337        "$203,415.94 "  0.0622  0.043076923     "$8,762.53 "
10412355        "$121,400.00 "  0.0622  0.043076923     "$5,229.54 "
10412377        "$470,350.00 "  0.06345 0.023846154     "$11,216.04 "
10412399        "$157,863.96 "  0.0647  0.004615385     $728.60
10412427        "$146,109.75 "  0.0622  0.043076923     "$6,293.96 "
10412429        "$117,600.00 "  0.0622  0.043076923     "$5,065.85 "
10412433        "$118,685.74 "  0.0622  0.043076923     "$5,112.62 "
10412435        "$183,522.06 "  0.0647  0.004615385     $847.02
10412441        "$296,300.00 "  0.0622  0.043076923     "$12,763.69 "
10412455        "$138,810.00 "  0.06345 0.023846154     "$3,310.08 "
10412457        "$118,994.16 "  0.0647  0.004615385     $549.20
10412459        "$243,366.21 "  0.0647  0.004615385     "$1,123.23 "
10412461        "$162,896.88 "  0.06095 0.062307692     "$10,149.73 "
10412469        "$251,554.11 "  0.06345 0.023846154     "$5,998.60 "
10412481        "$276,200.00 "  0.06095 0.062307692     "$17,209.38 "
10412483        "$78,535.28 "   0.0622  0.043076923     "$3,383.06 "
10412485        "$224,550.00 "  0.0647  0.004615385     "$1,036.38 "
10412495        "$85,448.53 "   0.06345 0.023846154     "$2,037.62 "
10412501        "$169,536.43 "  0.0622  0.043076923     "$7,303.11 "
10412509        "$326,621.04 "  0.06345 0.023846154     "$7,788.66 "
10412511        "$208,600.00 "  0.0647  0.004615385     $962.77
10412515        "$107,804.21 "  0.0622  0.043076923     "$4,643.87 "
10412521        "$301,450.00 "  0.06095 0.062307692     "$18,782.65 "
10412527        "$124,224.37 "  0.0622  0.043076923     "$5,351.20 "
10412533        "$174,700.00 "  0.0622  0.043076923     "$7,525.54 "
10412587        "$100,663.25 "  0.0647  0.004615385     $464.60
10414191        "$218,911.36 "  0.0647  0.004615385     "$1,010.36 "
10414279        "$175,189.29 "  0.06345 0.023846154     "$4,177.59 "
10414283        "$180,000.00 "  0.0647  0.004615385     $830.77
10414635        "$359,674.56 "  0.0622  0.043076923     "$15,493.67 "
10415053        "$650,000.00 "  0.05845 0.100769231     "$65,500.00 "
10415057        "$301,177.49 "  0.0622  0.043076923     "$12,973.80 "
10415067        "$175,100.00 "  0.0597  0.081538462     "$14,277.38 "
10415083        "$435,100.00 "  0.0647  0.004615385     "$2,008.15 "
10415085        "$236,100.00 "  0.06345 0.023846154     "$5,630.08 "
10415087        "$367,850.00 "  0.0597  0.081538462     "$29,993.92 "
10415293        "$315,620.13 "  0.0547  0.158461538     "$50,013.65 "
10415441        "$183,833.66 "  0.0622  0.043076923     "$7,918.99 "
10415547        "$179,841.19 "  0.06345 0.023846154     "$4,288.52 "
10415589        "$560,000.00 "  0.0622  0.043076923     "$24,123.08 "
10415611        "$321,016.52 "  0.06345 0.023846154     "$7,655.01 "
10415675        "$370,598.03 "  0.0597  0.081538462     "$30,217.99 "
10415831        "$365,000.00 "  0.0647  0.004615385     "$1,684.62 "
10415859        "$363,612.91 "  0.06095 0.062307692     "$22,655.88 "
10416005        "$202,212.53 "  0.06095 0.062307692     "$12,599.40 "
10416015        "$400,500.00 "  0.06095 0.062307692     "$24,954.23 "
10417199        "$198,224.95 "  0.06345 0.023846154     "$4,726.90 "
10417301        "$487,059.30 "  0.0622  0.043076923     "$20,981.02 "
10417875        "$400,000.00 "  0.0597  0.081538462     "$32,615.38 "
10417881        "$326,700.00 "  0.0622  0.043076923     "$14,073.23 "
10417967        "$289,744.13 "  0.06345 0.023846154     "$6,909.28 "
10418133        "$417,000.00 "  0.06095 0.062307692     "$25,982.31 "
10418153        "$167,200.00 "  0.06345 0.023846154     "$3,987.08 "
10418197        "$83,922.19 "   0.06095 0.062307692     "$5,229.00 "
10418211        "$449,000.00 "  0.06345 0.023846154     "$10,706.92 "
10418223        "$419,000.00 "  0.06095 0.062307692     "$26,106.92 "
10418229        "$483,551.71 "  0.06095 0.062307692     "$30,128.99 "
10418257        "$359,674.55 "  0.0622  0.043076923     "$15,493.67 "
10418279        "$529,943.33 "  0.0647  0.004615385     "$2,445.89 "
10418287        "$224,800.00 "  0.0622  0.043076923     "$9,683.69 "
10418305        "$406,000.00 "  0.0647  0.004615385     "$1,873.85 "
10418327        "$140,000.00 "  0.0647  0.004615385     $646.15
10418359        "$417,000.00 "  0.06345 0.023846154     "$9,943.85 "
10418367        "$371,671.79 "  0.06345 0.023846154     "$8,862.94 "
10418369        "$405,750.00 "  0.0622  0.043076923     "$17,478.46 "
10418397        "$63,645.15 "   0.0647  0.004615385     $293.75
10418399        "$601,250.00 "  0.06345 0.023846154     "$14,337.50 "
10418433        "$231,000.00 "  0.0597  0.081538462     "$18,835.38 "
10418453        "$198,774.07 "  0.0647  0.004615385     $917.42
10418455        "$119,894.13 "  0.06345 0.023846154     "$2,859.01 "
10418457        "$191,830.60 "  0.06345 0.023846154     "$4,574.42 "
10418459        "$236,790.44 "  0.06345 0.023846154     "$5,646.54 "
10418461        "$224,511.52 "  0.0622  0.043076923     "$9,671.27 "
10418467        "$389,292.95 "  0.0622  0.043076923     "$16,769.54 "
10418477        "$307,634.79 "  0.06095 0.062307692     "$19,168.01 "
10418483        "$284,554.79 "  0.0647  0.004615385     "$1,313.33 "
10418485        "$171,800.02 "  0.0647  0.004615385     $792.92
10418497        "$128,888.94 "  0.0647  0.004615385     $594.87
10418499        "$197,661.15 "  0.0622  0.043076923     "$8,514.63 "
10418511        "$439,621.17 "  0.0647  0.004615385     "$2,029.02 "
10418519        "$273,764.08 "  0.0647  0.004615385     "$1,263.53 "
10418525        "$349,999.96 "  0.0597  0.081538462     "$28,538.46 "
10418529        "$138,277.89 "  0.06345 0.023846154     "$3,297.40 "
10418535        "$299,722.14 "  0.06095 0.062307692     "$18,674.99 "
10418539        "$179,311.45 "  0.0597  0.081538462     "$14,620.78 "
10418543        "$458,064.96 "  0.0597  0.081538462     "$37,349.91 "
10418547        "$146,264.40 "  0.06095 0.062307692     "$9,113.40 "
10418549        "$149,861.07 "  0.06095 0.062307692     "$9,337.50 "
10418557        "$99,911.77 "   0.06345 0.023846154     "$2,382.51 "
10418565        "$349,698.65 "  0.0647  0.004615385     "$1,613.99 "
10418567        "$447,595.00 "  0.0622  0.043076923     "$19,281.02 "
10418571        "$227,803.69 "  0.0647  0.004615385     "$1,051.40 "
10418577        "$271,760.02 "  0.06345 0.023846154     "$6,480.43 "
10418583        "$299,722.14 "  0.06095 0.062307692     "$18,674.99 "
10418585        "$434,625.47 "  0.0647  0.004615385     "$2,005.96 "
10418587        "$279,746.87 "  0.0622  0.043076923     "$12,050.63 "
10418593        "$431,518.95 "  0.06345 0.023846154     "$10,290.07 "
10418607        "$163,848.10 "  0.06095 0.062307692     "$10,209.00 "
10418621        "$297,137.62 "  0.06345 0.023846154     "$7,085.59 "
10418623        "$192,845.82 "  0.0647  0.004615385     $890.06
10418641        "$155,400.00 "  0.0572  0.12            "$18,648.00 "
10419877        "$171,844.51 "  0.0622  0.043076923     "$7,402.53 "
10420165        "$174,849.33 "  0.0647  0.004615385     $807.00
10420195        "$223,807.14 "  0.0647  0.004615385     "$1,032.96 "
10420377        "$116,800.00 "  0.06345 0.023846154     "$2,785.23 "
10420871        "$155,862.36 "  0.06345 0.023846154     "$3,716.72 "
10421083        "$135,783.00 "  0.0647  0.004615385     $626.69
10421195        "$161,849.96 "  0.06095 0.062307692     "$10,084.50 "
10421217        "$424,000.00 "  0.0622  0.043076923     "$18,264.62 "
10424257        "$356,800.00 "  0.0622  0.043076923     "$15,369.85 "
10424271        "$419,611.00 "  0.06095 0.062307692     "$26,144.99 "
10424297        "$667,924.43 "  0.0647  0.004615385     "$3,082.73 "
10424301        "$659,388.71 "  0.06095 0.062307692     "$41,084.99 "
10424321        "$639,448.97 "  0.0647  0.004615385     "$2,951.30 "
10424345        "$231,367.39 "  0.0622  0.043076923     "$9,966.60 "
10424385        "$672,000.00 "  0.0647  0.004615385     "$3,101.54 "
10424453        "$291,748.59 "  0.0647  0.004615385     "$1,346.53 "
10424459        "$168,250.00 "  0.06345 0.023846154     "$4,012.12 "
10424461        "$174,825.79 "  0.0572  0.12            "$20,979.09 "
10424473        "$183,050.00 "  0.0647  0.004615385     $844.85
10424481        "$78,327.39 "   0.06095 0.062307692     "$4,880.40 "
10424499        "$114,400.00 "  0.06345 0.023846154     "$2,728.00 "
10424501        "$179,200.00 "  0.0572  0.12            "$21,504.00 "
10424509        "$160,647.43 "  0.0597  0.081538462     "$13,098.94 "
10424513        "$198,819.10 "  0.0622  0.043076923     "$8,564.52 "
10424531        "$227,788.83 "  0.06095 0.062307692     "$14,193.00 "
10424533        "$284,000.00 "  0.0647  0.004615385     "$1,310.77 "
10424545        "$139,873.43 "  0.0622  0.043076923     "$6,025.32 "
10424549        "$120,500.00 "  0.0647  0.004615385     $556.15
10424559        "$127,784.37 "  0.0622  0.043076923     "$5,504.56 "
10424563        "$284,000.00 "  0.06345 0.023846154     "$6,772.31 "
10426215        "$79,753.91 "   0.06345 0.023846154     "$1,901.82 "
10426571        "$315,393.16 "  0.05845 0.100769231     "$31,781.93 "
10426737        "$609,474.80 "  0.0647  0.004615385     "$2,812.96 "
10426951        "$248,714.00 "  0.0622  0.043076923     "$10,713.83 "
10426967        "$195,031.94 "  0.0647  0.004615385     $900.15
10427117        "$147,869.42 "  0.06345 0.023846154     "$3,526.12 "
10427649        "$152,362.14 "  0.0622  0.043076923     "$6,563.29 "
10427653        "$295,750.00 "  0.0597  0.081538462     "$24,115.00 "
10427655        "$199,200.00 "  0.0647  0.004615385     $919.38
10429883        "$260,000.00 "  0.0597  0.081538462     "$21,200.00 "
10431305        "$218,400.00 "  0.0622  0.043076923     "$9,408.00 "
10431435        "$283,743.26 "  0.0622  0.043076923     "$12,222.79 "
10431451        "$435,055.99 "  0.05595 0.139230769     "$60,573.18 "
10432185        "$185,428.09 "  0.06095 0.062307692     "$11,553.60 "
10432477        "$391,400.00 "  0.0597  0.081538462     "$31,914.15 "
10433731        "$797,242.83 "  0.0597  0.081538462     "$65,005.95 "
10433807        "$144,920.64 "  0.06095 0.062307692     "$9,029.67 "
10434041        "$375,000.00 "  0.0647  0.004615385     "$1,730.77 "
10434171        "$245,600.00 "  0.0647  0.004615385     "$1,133.54 "
10434711        "$476,708.06 "  0.06095 0.062307692     "$29,702.58 "
10434731        "$528,894.24 "  0.0647  0.004615385     "$2,441.05 "
10434733        "$218,350.00 "  0.0647  0.004615385     "$1,007.77 "
10434789        "$62,458.31 "   0.06345 0.023846154     "$1,489.39 "
10435295        "$175,848.46 "  0.0647  0.004615385     $811.61
10435359        "$267,400.00 "  0.0647  0.004615385     "$1,234.15 "
10435363        "$146,726.97 "  0.06095 0.062307692     "$9,142.22 "
10435367        "$181,280.00 "  0.06345 0.023846154     "$4,322.83 "
10435399        "$223,427.00 "  0.0647  0.004615385     "$1,031.20 "
10435415        "$136,882.05 "  0.0647  0.004615385     $631.76
10435427        "$554,460.57 "  0.05845 0.100769231     "$55,872.57 "
10435629        "$458,000.00 "  0.0647  0.004615385     "$2,113.85 "
10435967        "$203,470.11 "  0.0647  0.004615385     $939.09
10435981        "$254,240.00 "  0.0597  0.081538462     "$20,730.34 "
10436025        "$448,542.23 "  0.05595 0.139230769     "$62,450.88 "
10436041        "$154,845.70 "  0.0572  0.12            "$18,581.48 "
10436079        "$199,827.80 "  0.0647  0.004615385     $922.28
10436139        "$186,218.83 "  0.05845 0.100769231     "$18,765.13 "
10436149        "$111,204.17 "  0.0647  0.004615385     $513.25
10436157        "$151,865.90 "  0.06345 0.023846154     "$3,621.42 "
10436183        "$169,842.55 "  0.06095 0.062307692     "$10,582.50 "
10436215        "$183,833.66 "  0.0622  0.043076923     "$7,918.99 "
10436365        "$160,700.97 "  0.06095 0.062307692     "$10,012.91 "
10436563        "$169,650.00 "  0.06095 0.062307692     "$10,570.50 "
10436633        "$333,000.00 "  0.0572  0.12           $39,960.00 "
10436645        "$265,000.00 "  0.0622  0.043076923     "$11,415.38 "
10436655        "$97,513.89 "   0.06345 0.023846154     "$2,325.33 "
10436667        "$382,550.00 "  0.06345 0.023846154     "$9,122.35 "
10436681        "$472,000.00 "  0.0597  0.081538462     "$38,486.15 "
10436683        "$395,033.78 "  0.06095 0.062307692     "$24,613.64 "
10436695        "$367,667.32 "  0.0622  0.043076923     "$15,837.98 "
10436725        "$185,400.00 "  0.06095 0.062307692     "$11,551.85 "
10436769        "$191,584.90 "  0.0647  0.004615385     $884.24
10437069        "$135,882.91 "  0.0647  0.004615385     $627.15
10437491        "$112,000.00 "  0.0647  0.004615385     $516.92
10437685        "$145,582.04 "  0.06345 0.023846154     "$3,471.57 "
10438289        "$416,640.97 "  0.0647  0.004615385     "$1,922.96 "
10438291        "$544,482.88 "  0.0597  0.081538462     "$44,396.30 "
10438293        "$428,550.00 "  0.06095 0.062307692     "$26,701.96 "
10438315        "$207,800.00 "  0.0647  0.004615385     $959.08
10438339        "$496,155.58 "  0.0572  0.12            "$59,538.67 "
10438413        "$214,210.84 "  0.06345 0.023846154     "$5,108.10 "
10438529        "$154,350.00 "  0.05825 0.103846154     "$16,028.65 "
10439067        "$176,647.78 "  0.0647  0.004615385     $815.30
10439069        "$116,996.69 "  0.06345 0.023846154     "$2,789.92 "
10439105        "$199,654.63 "  0.0647  0.004615385     $921.48
10439113        "$163,955.22 "  0.06345 0.023846154     "$3,909.70 "
10439121        "$204,300.00 "  0.0647  0.004615385     $942.92
10439139        "$437,014.51 "  0.0572  0.12            "$52,441.74 "
10439181        "$197,771.05 "  0.057   0.123076923     "$24,341.05 "
10439249        "$599,402.69 "  0.0572  0.12            "$71,928.32 "
10439275        "$155,962.27 "  0.06345 0.023846154     "$3,719.10 "
10439295        "$748,000.00 "  0.05845 0.100769231     "$75,375.38 "
10439355        "$114,001.76 "  0.0647  0.004615385     $526.16
10439589        "$133,382.21 "  0.06345 0.023846154     "$3,180.65 "
10439661        "$305,500.00 "  0.06345 0.023846154     "$7,285.00 "
10439989        "$195,000.00 "  0.06345 0.023846154     "$4,650.00 "
10439991        "$156,000.00 "  0.06345 0.023846154     "$3,720.00 "
10440183        "$249,200.00 "  0.0622  0.043076923     "$10,734.77 "
10440233        "$358,667.50 "  0.06095 0.062307692     "$22,347.74 "
10440777        "$182,061.22 "  0.06095 0.062307692     "$11,343.81 "
10440851        "$156,000.00 "  0.06345 0.023846154     "$3,720.00 "
10440895        "$157,863.97 "  0.0647  0.004615385     $728.60
10441083        "$194,108.00 "  0.0572  0.12            "$23,292.96 "
10441143        "$157,706.56 "  0.06095 0.062307692     "$9,826.33 "
10441343        "$574,400.00 "  0.0572  0.12            "$68,928.00 "
10441367        "$486,750.00 "  0.06345 0.023846154     "$11,607.12 "
10441373        "$340,000.00 "  0.06095 0.062307692     "$21,184.62 "
10441405        "$351,200.00 "  0.0622  0.043076923     "$15,128.62 "
10441419        "$245,000.00 "  0.05845 0.100769231     "$24,688.46 "
10441427        "$448,000.00 "  0.0597  0.081538462     "$36,529.23 "
10441433        "$394,000.00 "  0.0647  0.004615385     "$1,818.46 "
10441453        "$583,000.00 "  0.0597  0.081538462     "$47,536.92 "
10441455        "$410,000.00 "  0.0647  0.004615385     "$1,892.31 "
10441457        "$550,000.00 "  0.06095 0.062307692     "$34,269.23 "
10441459        "$400,000.00 "  0.06095 0.062307692     "$24,923.08 "
10441461        "$144,865.69 "  0.06095 0.062307692     "$9,026.25 "
10441463        "$508,000.00 "  0.0622  0.043076923     "$21,883.08 "
10441465        "$319,950.00 "  0.0622  0.043076923     "$13,782.46 "
10441489        "$173,686.62 "  0.06345 0.023846154     "$4,141.76 "
10441623        "$787,500.00 "  0.0622  0.043076923     "$33,923.08 "
10441641        "$436,188.34 "  0.06095 0.062307692     "$27,177.89 "
10441675        "$130,534.73 "  0.06345 0.023846154     "$3,112.75 "
10441699        "$171,250.00 "  0.0597  0.081538462     "$13,963.46 "
10441745        "$109,401.01 "  0.0622  0.043076923     "$4,712.66 "
10441757        "$273,750.00 "  0.0647  0.004615385     "$1,263.46 "
10441779        "$163,800.00 "  0.06345 0.023846154     "$3,906.00 "
10441819        "$207,050.00 "  0.0622  0.043076923     "$8,919.08 "
10441827        "$354,000.00 "  0.0597  0.081538462     "$28,864.62 "
10441891        "$113,594.69 "  0.06095 0.062307692     "$7,077.82 "
10441909        "$115,500.00 "  0.0622  0.043076923     "$4,975.38 "
10441915        "$196,600.00 "  0.05845 0.100769231     "$19,811.23 "
10441935        "$278,450.00 "  0.0622  0.043076923     "$11,994.77 "
10441949        "$192,600.00 "  0.06095 0.062307692     "$12,000.46 "
10442333        "$235,796.81 "  0.0647  0.004615385     "$1,088.29 "
10442727        "$419,638.39 "  0.0647  0.004615385     "$1,936.79 "
10442983        "$141,300.00 "  0.0647  0.004615385     $652.15
10443061        "$124,800.00 "  0.06345 0.023846154     "$2,976.00 "
10443095        "$214,500.00 "  0.0622  0.043076923     "$9,240.00 "
10443099        "$261,520.00 "  0.0647  0.004615385     "$1,207.02 "
10443101        "$158,100.00 "  0.06095 0.062307692     "$9,850.85 "
10443201        "$137,800.00 "  0.06345 0.023846154     "$3,286.00 "
10443253        "$275,250.00 "  0.0622  0.043076923     "$11,856.92 "
10443273        "$127,750.00 "  0.0622  0.043076923     "$5,503.08 "
10443507        "$187,200.00 "  0.06345 0.023846154     "$4,464.00 "
10443563        "$166,500.00 "  0.0647  0.004615385     $768.46
10443609        "$114,100.00 "  0.0647  0.004615385     $526.62
10443611        "$549,514.75 "  0.06345 0.023846154     "$13,103.81 "
10443651        "$285,000.00 "  0.0622  0.043076923     "$12,276.92 "
10443711        "$390,000.00 "  0.06345 0.023846154     "$9,300.00 "
10446235        "$253,100.00 "  0.0622  0.043076923     "$10,902.77 "
10446283        "$270,000.00 "  0.0647  0.004615385     "$1,246.15 "
10447223        "$295,000.00 "  0.06345 0.023846154     "$7,034.62 "
10447307        "$508,000.00 "  0.0647  0.004615385     "$2,344.62 "
10447447        "$450,000.00 "  0.0597  0.081538462     "$36,692.31 "
10447591        "$171,000.00 "  0.0647  0.004615385     $789.23
10447629        "$455,000.00 "  0.0647  0.004615385     "$2,100.00 "
10447643        "$223,920.00 "  0.0622  0.043076923     "$9,645.78 "
10449147        "$206,400.00 "  0.06345 0.023846154     "$4,921.85 "
10449335        "$247,000.00 "  0.06095 0.062307692     "$15,390.00 "
10449463        "$209,000.00 "  0.06095 0.062307692     "$13,022.31 "
10449465        "$225,000.00 "  0.0647  0.004615385     "$1,038.46 "
10449539        "$808,000.00 "  0.06345 0.023846154     "$19,267.69 "
10449849        "$166,250.00 "  0.06345 0.023846154     "$3,964.42 "
10451277        "$132,752.97 "  0.06095 0.062307692     "$8,271.53 "
10452215        "$257,600.00 "  0.0647  0.004615385     "$1,188.92 "
10452253        "$262,000.00 "  0.06095 0.062307692     "$16,324.62 "
10452263        "$217,000.00 "  0.0647  0.004615385     "$1,001.54 "
10452421        "$275,000.00 "  0.06095 0.062307692     "$17,134.62 "
10452505        "$350,000.00 "  0.06345 0.023846154     "$8,346.15 "
10452555        "$264,200.00 "  0.06095 0.062307692     "$16,461.69 "
10453727        "$169,600.00 "  0.0647  0.004615385     $782.77
10454677        "$131,000.00 "  0.0647  0.004615385     $604.62
10454755        "$77,000.00 "   0.0647  0.004615385     $355.38
10454767        "$500,000.00 "  0.0647  0.004615385     "$2,307.69 "
10454783        "$192,500.00 "  0.0572  0.12            "$23,100.00 "
10454793        "$417,000.00 "  0.0647  0.004615385     "$1,924.62 "
10455737        "$679,414.53 "  0.0647  0.004615385     "$3,135.76 "
10455745        "$219,801.12 "  0.0622  0.043076923     "$9,468.36 "
10455751        "$331,300.23 "  0.0622  0.043076923     "$14,271.39 "
10455755        "$888,000.00 "  0.0622  0.043076923     "$38,252.31 "
10455765        "$99,907.38 "   0.06095 0.062307692     "$6,225.00 "
10455769        "$533,939.89 "  0.0647  0.004615385     "$2,464.34 "
10455771        "$548,000.00 "  0.0622  0.043076923     "$23,606.15 "
10455781        "$585,000.00 "  0.0647  0.004615385     "$2,700.00 "
10455793        "$243,400.00 "  0.06095 0.062307692     "$15,165.69 "
10455845        "$156,000.00 "  0.06095 0.062307692     "$9,720.00 "
10455859        "$614,000.00 "  0.05845 0.100769231     "$61,872.31 "
10455865        "$438,241.93 "  0.0647  0.004615385     "$2,022.66 "
10455877        "$140,000.00 "  0.06345 0.023846154     "$3,338.46 "
10455881        "$169,100.00 "  0.06345 0.023846154     "$4,032.38 "
10455891        "$171,851.91 "  0.0647  0.004615385     $793.16
10455893        "$527,474.37 "  0.0572  0.12            "$63,296.92 "
10455901        "$513,923.56 "  0.06095 0.062307692     "$32,021.39 "
10455921        "$211,900.00 "  0.06095 0.062307692     "$13,203.00 "
10455949        "$204,423.85 "  0.0647  0.004615385     $943.49
10455957        "$284,900.00 "  0.0597  0.081538462     "$23,230.31 "
10455973        "$952,500.00 "  0.0622  0.043076923     "$41,030.77 "
10455999        "$222,408.35 "  0.0647  0.004615385     "$1,026.50 "
10456029        "$99,913.90 "   0.0647  0.004615385     $461.14
10456063        "$96,000.00 "   0.0647  0.004615385     $443.08
10456089        "$202,000.00 "  0.0647  0.004615385     $932.31
10456111        "$154,256.99 "  0.06095 0.062307692     "$9,611.40 "
10456123        "$177,500.00 "  0.0597  0.081538462     "$14,473.08 "
10456289        "$368,000.00 "  0.06345 0.023846154     "$8,775.38 "
10456335        "$509,600.00 "  0.0647  0.004615385     "$2,352.00 "
10456381        "$450,000.00 "  0.0647  0.004615385     "$2,076.92 "
10456637        "$270,500.00 "  0.06345 0.023846154     "$6,450.38 "
10456669        "$238,400.00 "  0.0647  0.004615385     "$1,100.31 "
10456951        "$140,100.00 "  0.06345 0.023846154     "$3,340.85 "
10458335        "$104,000.00 "  0.0622  0.043076923     "$4,480.00 "
10458507        "$400,000.00 "  0.0622  0.043076923     "$17,230.77 "
10458747        "$325,000.00 "  0.0647  0.004615385     "$1,500.00 "
10459215        "$110,000.00 "  0.06345 0.023846154     "$2,623.08 "
10459219        "$109,000.00 "  0.0647  0.004615385     $503.08
10460699        "$371,250.00 "  0.0647  0.004615385     "$1,713.46 "
10461025        "$276,800.00 "  0.06345 0.023846154     "$6,600.62 "
10462301        "$237,000.00 "  0.0622  0.043076923     "$10,209.23 "
10462497        "$135,800.00 "  0.0647  0.004615385     $626.77
10462499        "$279,200.00 "  0.0622  0.043076923     "$12,027.08 "
10463895        "$445,520.00 "  0.0647  0.004615385     "$2,056.25 "
10475891        "$116,800.00 "  0.0647  0.004615385     $539.08
10484553        "$236,000.00 "  0.06345 0.023846154     "$5,627.69 "

                                        EXHIBIT THREE

                                INFORMATION TO BE INCLUDED IN
                             MONTHLY DISTRIBUTION DATE STATEMENT

(i)     the applicable Record Date, Determination Date and Distribution Date;

(ii)    for Loan  Group I and Loan  Group II  separately,  the  aggregate  amount of  payments received with respect to the Mortgage Loans, including prepayment amounts;

(iii)   the  Servicing  Fee and  Subservicing  Fee  payable  to the  Master  Servicer  and the
        Subservicer;

(iv)    the amount of any other fees or expenses paid;

(v)      (a) the amount of such distribution to the  Certificateholders  of such Class applied to reduce the Certificate  Principal  Balance  thereof,  and (b) the aggregate  amount included therein representing Principal Prepayments;

(vi)    the amount of such distribution to Holders of such Class of Certificates  allocable to interest;

(vii)   if the  distribution  to the  Holders of such Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient funds available therefor, the amount of the shortfall;

(viii)  the aggregate  Certificate Principal Balance of each Class of Certificates and each of the Senior  Percentage  and  Subordinate  Class  Percentage,  before and after  giving effect to the amounts  distributed on such Distribution Date,  separately  identifying any  reduction  thereof  due to  Realized  Losses  other  than  pursuant  to an actual distribution of principal;

(ix)    the  aggregate  Certificate  Principal  Balance  of each of the Class A  Certificates,
        Class M Certificates and Class B Certificates as of the Closing Date;

(x)     for Loan Group I and Loan Group II separately,  the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts  distributed on such
        Distribution Date;

(xi)    for Loan Group I and Loan Group II separately,  the weighted average Mortgage Rates of
        the  Mortgage   Loans  after  giving  effect  to  the  amounts   distributed  on  such
        Distribution Date;

(xii)   if applicable,  the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount and
        as of the close of business on the applicable Distribution Date;

(xiii)  the Pool Stated  Principal  Balance  and number of the  Mortgage  Loans  after  giving effect to the  distribution of principal on such  Distribution  Date and the number of
        Mortgage Loans at the beginning and end of the related Due Period;

(xiv)   for  Loan  Group I and Loan  Group  II  separately,  on the  basis of the most  recent reports furnished to it by Sub-Servicers,  the number and Stated Principal Balances of
        Mortgage  Loans that are  Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the  number and  Stated  Principal  Balances  of  Mortgage  Loans that are in foreclosure;

(xv)    for Loan  Group I and Loan  Group II  separately,  the  aggregate  amount of  Realized
        Losses for such Distribution Date;

(xvi)   the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04;

(xvii)  any material  modifications,  extensions or waivers to the terms of the Mortgage Loans during the Due Period or that have cumulatively become material over time;

(xviii) any material breaches of Mortgage Loan  representations  or warranties or covenants in the Agreement;

(xix)   the related Subordinate Principal Distribution Amount;

(xx)    for Loan  Group I and Loan  Group  II  separately,  the  number,  aggregate  principal balance and Stated Principal Balances of any REO Properties;

(xxi)   the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving effect to the distribution  made on such  Distribution
        Date;

(xxii)  the Pass-Through  Rate with respect to each of the Class I-A-V  Certificates and Class
        II-A-V Certificates;

(xxiii) the Pass-Through  Rates on the Floater  Certificates and Inverse Floater  Certificates
        for such Distribution Date, separately identifying LIBOR for such Distribution Date;

(xxiv)  the Notional Amount with respect to each class of Interest Only Certificates;

(xxv)   the occurrence of the Credit Support Depletion Date;

(xxvi)  the  related   Senior   Accelerated   Distribution   Percentage   applicable  to  such
        distribution;

(xxvii) the related Senior Percentage for such Distribution Date;

(xxviii)        for Loan Group I and Loan Group II  separately,  the  aggregate  amount of any recoveries on previously foreclosed loans from Sellers; and

(xxix)  with  respect to each of the Class I-A-1  Certificates  and Class I-A-8  Certificates,
        the amount of any Yield Maintenance Payment for such Distribution Date, if any.

        In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The   Trustee's    internet   website   will   initially   be   located   at   http://
www.tss.db.com/invr.  To receive this  statement  via first class mail,  telephone the trustee at (800) 735-7777.

                                         EXHIBIT FOUR

                           STANDARD TERMS OF POOLING AND SERVICING
                             AGREEMENT DATED AS OF MARCH 1, 2006

===============================================================================================================

                                               STANDARD TERMS OF
                                        POOLING AND SERVICING AGREEMENT

                                           Dated as of March 1, 2006

                                       Residential Accredit Loans, Inc.
                                Mortgage Asset-Backed Pass-Through Certificates

===============================================================================================================

                                               TABLE OF CONTENTS

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company
                          42

        Section 2.04. Representations and Warranties of Residential Funding................44

        Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates Evidencing
                          Interests in REMIC I Certificates................................46

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance
                          by the Trustee...................................................46

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............46

        Section 2.08. Purposes and Powers of the Trust.....................................46

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................46

        Section 3.01. Master Servicer to Act as Servicer...................................46

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders
                          50

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee......50

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to Custodial Account   50

        Section 3.08. Subservicing Accounts; Servicing Accounts............................53

        Section 3.09. Access to Certain Documentation and  Information Regarding the Mortgage Loans  55

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................55

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections Thereunder57

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity Coverage...58

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements;

        Section 4.02. Distributions.     As provided in Section 4.02 of the Series Supplement74

        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                          Reporting........................................................74

        Section 4.04. Distribution of Reports to the Trustee and  the Company; Advances by the Master

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of
                          Rights and Delegation of Duties by Master Servicer...............89

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer and Others90

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses; Indemnification.99

        Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon
                          Purchase by the Master Servicer or Liquidation of All Mortgage Loans105

        Section 10.03.Designation of REMIC(s). As provided in Section 10.03 of the Series Supplement
                          114

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II Regular Interests. As
                          provided in Section 10.04 of the Series Supplement..............114

        Section 10.05.Compliance with Withholding Requirements. As provided in Section 10.05 of the

                                                   EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit A-I:          Form of Class X Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit C-I:          Form of Class P Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a
                      Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:     .......Information to be Provided by the Master Servicer to the Rating Agencies
Relating to Reportable Modified Mortgage Loans
Exhibit R:     .......Servicing Criteria

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006 (the
"Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the
"Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company
(together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                            PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the
"Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                  DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest:  With respect to each Distribution Date, as to any Class or Subclass of
Certificates (other than any Principal Only Certificates), interest accrued during the related Interest
Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount
thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any
Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section
               4.01),

         (ii)  the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in
               the case of a Modified Mortgage Loan)) of Realized Losses on all Mortgage Loans or, if the
               Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related
               Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
               Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of
               Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan
               Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses,
               Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv)   any other interest shortfalls not covered by the subordination provided by the Class M
               Certificates and Class B Certificates, including interest that is not collectible from the
               Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time,

with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions.  In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate
Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such
Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement:  The Addendum and Assignment Agreement, dated as of January 31,
1995, between MLCC and the Master Servicer.

        Additional Collateral:  Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan:  Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate:  With respect to any Mortgage Loan and any date of determination, the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance:  As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate:  With respect to any Person, any other Person controlling, controlled by or under common control with such first Person.  For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution:  As to any Distribution Date and, with respect to any Mortgage
Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the
Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation
Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance
Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related
Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value:  As to any Mortgaged Property, the lesser of (i) the appraised value of such
Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a
Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts:  With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the
Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and
the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or
such other contracts as may be set forth in the Series Supplement.

        Assignment:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement:  The Assignment and Assumption Agreement, dated the Closing Date, between
Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount:  As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the
Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07 or Section
9.01, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the
Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the
Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the
Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding
Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y)
amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the
Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e)
is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal
Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the
Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction;
provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a
Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master
Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California, the State of Illinois
or the State of Minnesota (and such other state or states in which the Custodial Account or the Certificate
Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds:  Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan:  Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Calendar Quarter:  A Calendar Quarter shall consist of one of the following time periods in any given year:  January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any
Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing
Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is
comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group,  during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount:  With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all
Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group)  during the preceding calendar month exceeds the amount of principal payments on the
Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation:  As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO
Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds,
Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate
Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative
Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained.  All references herein to "Holders" or "Certificateholders"
shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the
Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a
Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance:  With respect to each Certificate (other than any Interest Only
Certificate), on any date of determination, an amount equal to:

         (i)   the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)  any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii)  in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate
               Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv)  the sum of (x) the aggregate of all amounts previously distributed with respect to such
               Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal
               Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in
               Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to
               Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage
Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate
Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate
Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively, all of the Certificates bearing the same designation.  The initial Class A-V
Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate:  Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall:  With respect to the Cash Liquidation or REO Disposition of a Discount
Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan
Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P
Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause
(C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A)    the related Discount Fraction of the principal portion of each Monthly Payment on each
        Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B)    the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan
        Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage
        Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent
        Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount
        Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of
        the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C)    in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan
        (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage
        Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess
        Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an
        amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of
        such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D)    any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E)    the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F)    the related Discount Fraction of the portion of the Capitalization Reimbursement Amount
        (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each
        Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support
Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of (i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the
Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate:  Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate:  Any one of the Certificates designated as a Class B-1 Certificate, Class B-2
Certificate or Class B-3 Certificate.

        Class M Certificate:  Any one of the Certificates designated as a Class M-1 Certificate, Class M-2
Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest:  With respect to any Distribution Date, an amount equal to Prepayment Interest
Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage
Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the
Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation:  The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement:
"Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative:  A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment:  A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease:  With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative
Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans:  Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate,
(iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock:  With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date:  The first Distribution Date on which the Certificate Principal
Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement:  The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of
Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master
Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly.  Any such account or accounts shall be an Eligible Account.

        Custodial Agreement:  An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the
Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance:  As to any Mortgage Loan, the unpaid principal balance thereof at the
Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled Monthly
Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy
Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the
Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled
Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute
Mortgage Loan.

        Delinquent:  As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days"
delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and
so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository:  The Depository Trust Company, or any successor Depository hereafter named.  The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry
Certificates is Cede & Co.  The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency"
registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the
Depository.

        Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction:  With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net
Mortgage Rate.  The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan:  Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage
Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount
Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization:  Any organization defined as a "disqualified organization" under Section
860E(e)(5) of the Code, and if not otherwise included, any of the following:  (i) the United States, any
State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code
(including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such
Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates
(other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person.
The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution Date:  The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date:  With respect to any Distribution Date and any Mortgage Loan, the day during the related Due
Period on which the Monthly Payment is due.

        Due Period:  With respect to any Distribution Date, the one-month period set forth in the Series
Supplement.

        Eligible Account:  An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an
Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or
(iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any
Class of Certificates by such Rating Agency below the then-current rating assigned to such Certificates).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable
Bankruptcy Amount.

        Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss
Amount.

        Excess Special Hazard Loss:  Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount:  With respect to any  Distribution Date on which the aggregate
Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest
Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate
Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution
Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such
Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P
Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan
Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the
Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events:  Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a)     losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b)     nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special
        Hazard Loss";

(c)     hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1.      by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d)     any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e)     insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority;
        or risks of contraband or illegal transportation or trade.

        Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an
Extraordinary Event.

        Fannie Mae:  Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any
successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date:  The Distribution Date on which the final distribution in respect of the
Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits:  As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO
Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses:  Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac:  Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent:  When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance:  With respect to each Class of Certificates, the Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount:  With respect to any Class or Subclass of Interest Only Certificates, the
amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance
Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the
Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer:  Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates:  A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no
Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower:  In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or
(c) a citizen of a country other than the United States with income derived from sources outside the United
States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior
Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to Section 4.07 herein that has the Lowest Priority.

        Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds:  Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans  designated as a separate loan group in the Series  Supplement.
The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio:  As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority:  As of any date of determination and any Class of Subordinate Certificates, any other
Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section
4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii)
of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated
REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate:  As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment:  With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative
Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans:  Such of the mortgage loans transferred and assigned to the Trustee pursuant to
Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage
Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease,
Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and
(ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note:  The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool:  The pool of mortgage loans, including all Loan Groups, if any,  consisting of the
Mortgage Loans.

        Mortgage Rate:  As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property:  The underlying real property securing a Mortgage Loan or, with respect to a
Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate:  As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted
Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans:  The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance:  Any Advance previously made or proposed to be made by the Master Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds,
REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be
Nonrecoverable Advances.  The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance  would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate:  A certificate signed by the Chairman of the Board, the President or a Vice
President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the
Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer,
as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest:  With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional
Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate
Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class.  With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i)     obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii)    repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)   federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
        acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be
        A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)    commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)     any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of
        Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency
        (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of
        Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.  References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of
Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of
Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch; provided, however, that any
Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal
Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.  Any Permitted Investment may be held by or through the Trustee or its
Affiliates.

        Permitted Transferee:  Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined
Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan:  Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets:  With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement:  With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal
Balances of each Mortgage Loan.

        Pool Strip Rate:   With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the
Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger:  With respect to any Distribution Date and any Class of Subordinate
Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction
(expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each
Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such
Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related
REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall:  As to any Distribution Date and any Mortgage Loan (other than a
Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a
Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest
(adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan))
paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period:  As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy:  Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates:  A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full:  Any Principal Prepayment of the entire principal balance of a Mortgage
Loan that is made by the Mortgagor.

        Program Guide:  Collectively, the Client Guide and the Servicer Guide for Residential Funding's
Expanded Criteria Mortgage Program.

        Purchase Price:  With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii)
unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan:  A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers'
Certificate delivered to the Trustee, with a copy to the Custodian,

        (i)    have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one
               Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan
               (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii)   have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted
               Mortgage Loan at the time of substitution;

        (iv)   have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v)    comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and
               Section 4 of the Assignment Agreement; and

        (vi)   have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute
Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the
Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any
Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i)    the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip
               Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii)   the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted
               Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency:  Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement.  If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a)    as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero)
               equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any)
               at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to
               Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal
               Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or
               Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b)    which is the subject of a Servicing Modification, (i) (1)  the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2)
               the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c)    which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d)    which has become the object of a Debt Service Reduction, the amount of such Debt Service
               Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a
Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master
Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date:  With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate:  Any of the Certificates other than a Class R Certificate.

        Regulation AB:  Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

        REMIC Administrator:  Residential Funding Corporation.  If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest:  As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding)
on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds:  Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative
Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial
Account only upon the related REO Disposition.

        REO Property:  A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan:  Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a
Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release:  A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing
Agreement in respect of such Mortgage Loan.

        Required Surety Payment:  With respect to any Additional Collateral Loan that becomes a Liquidated
Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage
Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related
Additional Collateral.

        Residential Funding:  Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer:  When used with respect to the Trustee, any officer of the Corporate Trust
Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice
President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the
Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred, in each case with direct responsibility for the administration of the Agreement.

        Retail Certificates:  A Senior Certificate, if any, offered in smaller minimum  denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions:  The schedule setting forth the Discount Fractions with respect to the
Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Securitization Transaction:  Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security Agreement:  With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller:  As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's
Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller  Contract  referred  to or  contained  in the  Program  Guide,  or in such other form as has been approved by the Master Servicer and the Company,  each containing  representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior  Accelerated  Distribution  Percentage:  With respect to any  Distribution  Date occurring on or prior to the 60th  Distribution  Date and,  with  respect to any  Mortgage  Pool  comprised of two or more Loan
Groups,  any Loan Group,  100%.  With respect to any  Distribution  Date thereafter and any such Loan Group, if applicable, as follows:

(i)     for any Distribution  Date after the 60th  Distribution  Date but on or prior to the 72nd  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 70% of the related  Subordinate
        Percentage for such Distribution Date;

(ii)    for any Distribution  Date after the 72nd  Distribution  Date but on or prior to the 84th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 60% of the related  Subordinate
        Percentage for such Distribution Date;

(iii)   for any Distribution  Date after the 84th  Distribution  Date but on or prior to the 96th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 40% of the related  Subordinate
        Percentage for such Distribution Date;

(iv)    for any Distribution Date after the 96th  Distribution  Date but on or prior to the 108th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 20% of the related  Subordinate
        Percentage for such Distribution Date; and

(v)     for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more
        (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate
        Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent
        60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all
        Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the
        Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45%
        or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate
        Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more
        (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior
Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated
Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the
Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages
(calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior
Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated
Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate:  A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the
Series Supplement.

        Series:  All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement:  The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Criteria:  The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

        Servicing Advances:  All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a
Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i)
the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under
Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master
Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee:  With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a
Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss:  Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative
Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance:  With respect to any Mortgage Loan or related REO Property, as of any
Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated  Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing
Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous
Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal
Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation
Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section
5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests
specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate:  Any one of the Class M Certificates or Class B Certificates, executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage:  With respect to any Distribution Date and any Class of Subordinate
Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate
Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution
Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the
Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a
Realized Loss.

        Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a
Subservicing Agreement.

        Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance:  Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement:  The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.  With respect to Additional Collateral Loans subserviced by
MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged
Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage
Corporation, the  Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master
Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee:  As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such
Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety:  Ambac, or its successors in interest, or such other surety as may be identified in the Series
Supplement.

        Surety Bond:  The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety
Bond as may be identified in the Series Supplement.

        Tax Returns:  The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate
Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual
Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transaction Party:  As defined in Section 12.02(a).

        Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  The segregated pool of assets related to a Series, with respect to which one or more
REMIC elections are to be made pursuant to this Agreement, consisting of:

(i)     the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii)    all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any
        Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii)   property that secured a Mortgage Loan and that has been acquired for the benefit of the
        Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)    the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Uninsured Cause:  Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States
Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,  (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.  Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act:  Uniting and Strengthening America by Providing Appropriate Tools to Intercept and
Obstruct Terrorism Act of 2001, as amended.
        Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any
Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole.  All references herein to Articles, Sections or
Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

ARTICLE II

                                         CONVEYANCE OF MORTGAGE LOANS;

                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the
Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage
Loans in the month of the Cut-off Date).  In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b)     In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section
2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more
Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i)     The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage
        Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i)     The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related
        Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii)   The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument)
        executed in blank;

(iv)    The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi)    Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(vii)   Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(viii)  An executed assignment of the interest of the originator in the Security Agreement, Assignment of
        Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix)    The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x)     A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the
        Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c)     The Company may, in lieu of delivering the original of the documents set forth in Section
2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the
Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence.  Within thirty
Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x)
(or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the
Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the
Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the
Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November
27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective
January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan
Practices Act effective November 7, 2004 or (iv)  a "High-Cost Home Loan" as defined in the Indiana House
Enrolled Act No. 1229, effective as of January 1, 2005.

(d)     Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the
Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b),  except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section
2.01(b).  If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the
Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form
UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph.  The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c).  In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in
blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and (v) and (II)(vi) and (vii) and
that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R)System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing
Date, the MERS(R)System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of  Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a)
the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans.  The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this
Agreement.

(e)     Residential Funding hereby assigns to the Trustee its security interest in and to any Additional
Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional
Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans.  With respect to any Additional
Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the
Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)     It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated
REMIC Regular Interests for the benefit of the Certificateholders.  Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by
the Company to the Trustee to secure a debt or other obligation of the Company.  Nonetheless, (a) this
Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the
New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b)
the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative
Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock
Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related
Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof,
(C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial
Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the
Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the
Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial
Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313,
9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts  or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this
Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC
Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any
Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of
Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential
Funding or the Company in any Uncertificated REMIC Regular Interest.

(g)     The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund.  The
Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such
Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date.
Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury
Regulations.

(h)     The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the
Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned
Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv)
all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the
Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof.  The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective
Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i)
above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of
Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future
Certificateholders.  The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement)
agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to
Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the
Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.  Upon delivery of the Mortgage Files by the
Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a
Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the
Company.  Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement.  If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify Residential Funding of such omission or defect and request Residential Funding to correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if Residential Funding does not correct or cure such omission or defect within such period, require
Residential Funding to purchase such Mortgage Loan from the Trust Fund at its Purchase Price, within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)
of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.
The Purchase Price for any such Mortgage Loan shall be deposited by the Master Servicer in the Custodial
Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to Residential Funding the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in Residential Funding or its designee any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund.  It is understood and agreed that the obligation of Residential Funding to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a)     The Master Servicer hereby represents and warrants to the Trustee for the benefit of the
Certificateholders that:

(i)     The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)    The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v)     No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the
        Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)    The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)   No information, certificate of an officer, statement furnished in writing or report delivered to the
        Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii)  The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof.  The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements
        will comply with the provisions of Section 3.02; and

(ix)    The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).  Within
90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage
Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the
Trustee on behalf of the Certificateholders.

(b)     Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the
Series Supplement.

Section 2.04.  Representations and Warranties of Residential Funding.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the
Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the
Assignment Agreement applicable to a Mortgage Loan.  Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.  Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage
Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).  The Master Servicer shall promptly notify Residential Funding of such breach and request that Residential Funding either (i) cure such breach in all material respects within
90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that
Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered.  If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a
Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the
Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01.  No substitution will be made in any calendar month after the Determination Date for such month.  Monthly Payments due with respect to Qualified Substitute
Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the
Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding
Distribution Date.  For the month of substitution, distributions to the Certificateholders will include the
Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount
Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans
and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan
was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee.  Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the
Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any
Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement)
has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more
Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution).  Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.
Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section
10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section
860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any
Certificate is outstanding.

        It is understood and agreed that the obligation of Residential Funding to cure such breach or purchase, or to substitute for, a Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the
Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the
Certificateholders or the Trustee on behalf of Certificateholders.  If the Master Servicer is Residential
Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement.  In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential
Funding all of the Trustee's right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in
                      REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07.  Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)     to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities.   Notwithstanding the
provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                         ADMINISTRATION AND SERVICING
                                               OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.  Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master
Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any
Mortgage Loan on the MERS(R)System, or cause the removal from the registration of any Mortgage Loan on the
MERS(R)System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.  Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the
MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer.  Notwithstanding the foregoing, subject to Section 3.07(a), the Master
Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section
3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code.  The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans.  The
Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer
shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.
In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of
the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)     All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage
Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c)     The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                      and Sellers' Obligations.

(a)     The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing
Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans.
Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related
Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan.  For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.
Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the
Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer.  Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the
Master Servicer and the Subservicer have agreed.  A representative form of Subservicing Agreement is attached hereto as Exhibit E.  With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related
Subservicing Agreement.  The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master
Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this
Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the
Certificateholders.  The Program Guide and any other Subservicing Agreement entered into between the Master
Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a
Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related
Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.  For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the
Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage
Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the
Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the
Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing
Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.  The Master Servicer shall be entitled to enter into any agreement with a
Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.  The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into.  The
Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the
Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing
Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing
Agreement.

(b)     The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the
Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a)     The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this
Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.  Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law.  In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such
Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the
Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance.  Consistent with the terms of this Agreement, the
Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master
Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any
Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the
Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master
Servicer, such default is reasonably foreseeable;  provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off
Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2)  the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date,
(3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications
(measured at the time of the Servicing Modification and after giving effect to any Servicing Modification)
can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off
Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the
Certificate Insurer, if any.  In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage
Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan.  Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)     The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage
Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)     All payments on account of principal, including Principal Prepayments made by Mortgagors on the
        Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii)    All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including
        Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the
        Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the
        Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi)    All amounts transferred from the Certificate Account to the Custodial Account in accordance with
        Section 4.02(a);

(vii)   Any amounts realized by the Subservicer and received by the Master Servicer in respect of any
        Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial
Account.  In the event any amount not required to be deposited in the Custodial Account is so deposited, the
Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.  The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the
Distribution Date in the month of receipt, but is not obligated to do so.  If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial
Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted
Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities.  All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the
Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d)     The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an
Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency.  The Subservicer will be required thereby to deposit into the
Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its
Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing
Agreement.  If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer.  The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees.  On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the
Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer.  The Subservicer will also be required, pursuant to the Subservicing
Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer.  This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master
Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net
Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage
Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related
Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month.  Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any
Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the
Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums,
Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors.
Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a
Subservicing Account.  Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance
Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance
Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with
Section 9.01 or in accordance with the Program Guide.  As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the
Mortgagors interest on funds in this account to the extent required by law.

(d)     The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the
Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer.  The Master
Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial
Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to make deposits into the Certificate Account in the amounts and in the manner provided for in Section
        4.01;

(ii)    to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing
        Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds,
        Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to
        Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
        (B) recoveries of amounts in respect of which such advances were made in the case of Servicing
        Advances;

(iii)   to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained)
        which, when deducted, will result in the remaining amount of such interest being interest at the Net
        Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by
        Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the
        Certificateholders;

(vi)    to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate
        Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the
        manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master
        Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the  Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a
        prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)  to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's
        Agreement;

(ix)    to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master
Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any
Certificate Account Deposit Date succeeding the date of such determination.  Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate
Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a)     The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the
Master Servicer or Subservicer, would have been covered thereunder.  To the extent coverage is available, the
Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the
Company had knowledge of such Primary Insurance Policy.  The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal
Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related
Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value
Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date.  In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value
Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.  The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such
Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement
Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the
Certificates as of the Closing Date by such Rating Agency.

(b)     In connection with its activities as administrator and servicer of the Mortgage Loans, the Master
Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary
Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance
Policies respecting defaulted Mortgage Loans.  Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a)     The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative
Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis.  To the extent it may do so without breaching the related Subservicing
Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative
Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.  Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds
to the extent permitted by Section 3.10.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  Whenever the improvements securing a Mortgage Loan (other than a
Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause.  Any such deposit by the Master Servicer shall be made on the Certificate Account
Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account.  In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b)     The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master
Servicer in connection with its activities under this Agreement.  The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie
Mae or Freddie Mac.  In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company.  Coverage of the Master
Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a)     When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the
extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage
Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance
Policy.  Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)    if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in
Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or
Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B)
cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the
Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or
(ii) constitute "contributions" after the start-up date under the REMIC Provisions.  The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan)
will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the
Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the
Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the
Mortgage Loan.  Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer.  Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan.  Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any
REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions"
after the startup day would be imposed on any such REMIC as a result thereof.  Any fee collected by the
Master Servicer or the related Subservicer for processing such a request will be retained by the Master
Servicer or such Subservicer as additional servicing compensation.

(d)     Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master
Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage
Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the
Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage
Loan.  Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master
Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO
Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07.  Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07.  In connection with such foreclosure or other conversion, the
Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement.  The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through
Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds).  In
the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master
Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and
provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the
Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to
Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge
Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders.
Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the
Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related
Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04.  However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan.  Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all
Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of
"Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted
Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO
Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii)
for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any
other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)     If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders.  Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent with the foregoing for purposes of all calculations hereunder so long as such REO
Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such
REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state
(including any state in which such property is located) law to maintain the status of any portion of any
REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust
Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the
Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the
Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel).  The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such
Opinion of Counsel, as provided in Section 3.10.  Notwithstanding any other provision of this Agreement, no
REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such
REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the
Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master
Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation
Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO
Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed;
third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States
Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together,
"foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the
Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File.  Within two Business Days of
receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer.  The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R)System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the
Custodial Account or the Certificate Account.

(b)     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master
Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the
Mortgage Loan under any Required Insurance Policy.  Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer.  The
Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the
Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the
Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master
Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity.  Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any
Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below.  The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.  In the event that Liquidation Proceeds, Insurance
Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net
Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master
Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any
Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e)
below.

(c)     The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance
Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in
Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master
Servicer under this Agreement.

(e)     Notwithstanding any other provision herein, the amount of servicing compensation that the Master
Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution
Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such
Distribution Date.  Such reduction shall be applied during such period as follows: first, to any Servicing
Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the
Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively.  In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to
Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after it receives a written request from the Trustee or the Company, the
Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on the immediately preceding
Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March
31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the
Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the
Exchange Act and the rules and regulations of the Commission, (i) a servicing assessment as described in
Section 4.03(f)(ii) and (ii) a servicer compliance statement, signed by an authorized officer of the Master
Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

        (A)    A review of the Master Servicer's activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

        (B)    To the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

        The Master Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1122 and Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master
Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the
American Institute of Certified Public Accountants, to furnish to the Company and the Trustee the attestation required under Item 1122(b) of Regulation AB.  In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations.  Upon request, the Master
Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise.  The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the
Certificates from any Person or Persons identified by the Company or Residential Funding.  The Company may,
but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee.  The Company shall not have any responsibility or liability for any action or failure to act by the
Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a)     With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account").  The Master Servicer
shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a
Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full
Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the
Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)     If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the
"Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown
Account in accordance with the related buydown agreement.  The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan.  If the Mortgagor on a Buydown Mortgage Loan defaults on such
Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance
Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such
Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the
Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.  Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

(a)     The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another
Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any
Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or
Servicing Advances required to be made by the Master Servicer pursuant to this Agreement.  No consent of the
Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master
Servicer may enter into an Advance Facility.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer  shall remain obligated pursuant to this Agreement to make Advances and Servicing
Advances pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance
Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including
Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement
Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and
(vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b).  Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence.  An Advancing Person whose obligations hereunder are limited to the funding of
Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a
Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement.  Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement
Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

(b)     If the Master Servicer enters into an Advance Facility and makes the election set forth in Section
3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance
Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance
Facility) on subsequent Distribution Dates.  The payment instruction shall require the applicable
Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice.  An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility
Trustee).  The Master Servicer shall provide the Certificate Insurer, if any, with notice  of any termination of any Advance Facility pursuant to this Section 3.22(b).

(c)     Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no
Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Company nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Company or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing
Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master
Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates and other documents reasonably satisfactory to the Trustee provided by the
Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such
Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e)     Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i)    Any successor  Master  Servicer to Residential  Funding (a "Successor  Master  Servicer")
        and the Advancing Person or Advance  Facility Trustee shall be required to apply all amounts  available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing  Advances in the manner  provided  for herein;  provided,  however,  that after the  succession  of a  Successor  Master
        Servicer,  (A) to the extent that any Advances or  Servicing  Advances  with respect to any  particular
        Mortgage Loan are  reimbursed  from payments or  recoveries,  if any, from the related  Mortgagor,  and
        Liquidation Proceeds or Insurance Proceeds,  if any, with respect to that Mortgage Loan,  reimbursement shall be made,  first,  to the  Advancing  Person or Advance  Facility  Trustee in respect of  Advances and/or Servicing  Advances related to that Mortgage Loan to the extent of the interest of the Advancing
        Person or Advance  Facility Trustee in such Advances and/or  Servicing  Advances,  second to the Master
        Servicer in respect of Advances and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the Advancing Person or Advance  Facility Trustee Person has an interest,  and third, to the Successor  Master Servicer in respect of any other Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when  collected,  and (B)  reimbursements  of Advances and
        Servicing Advances that are  Nonrecoverable  Advances shall be made pro rata to the Advancing Person or
        Advance Facility Trustee,  on the one hand, and any such Successor Master Servicer,  on the other hand, on the basis of the respective aggregate outstanding  unreimbursed Advances and Servicing Advances that are Nonrecoverable  Advances owed to the Advancing Person,  Advance Facility Trustee or Master Servicer
        pursuant to this  Agreement,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand, and without  regard to the date on which any such Advances or Servicing  Advances shall have been made. In the event that,  as a result of the FIFO  allocation  made  pursuant to this Section  3.22(e), some or all of a Reimbursement  Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or  Servicing  Advances  that were made by a Person other than  Residential  Funding or the
        Advancing  Person or Advance  Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be  required  to remit any portion of such  Reimbursement  Amount to the Person  entitled to such portion of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential
        Funding shall remain entitled to be reimbursed by the Advancing  Person or Advance Facility Trustee for
        all  Advances  and  Servicing  Advances  funded  by  Residential  Funding  to the  extent  the  related
        Reimbursement  Amount(s) have not been assigned or pledged to an Advancing  Person or Advance  Facility
        Trustee.  The  documentation  establishing  any Advance Facility shall require  Residential  Funding to provide to the related  Advancing  Person or Advance  Facility  Trustee loan by loan  information  with respect to each  Reimbursement  Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee,  to enable the
        Advancing Person or Advance Facility Trustee to make the FIFO allocation of each  Reimbursement  Amount with respect to each Mortgage Loan.

               (ii)   By way of  illustration,  and not by way of limiting the generality of the foregoing,  if the Master  Servicer  resigns or is  terminated  at a time when the  Master  Servicer  is a party to an
        Advance  Facility,  and is replaced by a Successor Master  Servicer,  and the Successor Master Servicer
        directly  funds  Advances or Servicing  Advances with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement  Amounts to the related Advancing Person or Advance Facility Trustee, then all  payments  and  recoveries  received  from the  related  Mortgagor  or received in the form of
        Liquidation  Proceeds with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in connection  with a liquidation of such Mortgage Loan) will be allocated  first to the Advancing  Person or Advance Facility Trustee until the related  Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master  Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor  Master  Servicer,  have been reimbursed in full, at which point the  Successor  Master  Servicer  shall be entitled to retain all related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to Section 3.10 of this  Agreement.
        To the extent that the Advances or Servicing Advances are  Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and the
        Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f)    The Master  Servicer  shall remain  entitled to be  reimbursed  for all  Advances and  Servicing
Advances  funded by the Master  Servicer to the extent the related  rights to be  reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

        (g)    Any  amendment  to this Section 3.22 or to any other  provision  of this  Agreement  that may be necessary or  appropriate  to effect the terms of an Advance  Facility as  described  generally in this Section
3.22,  including  amendments to add provisions relating to a successor Master Servicer,  may be entered into by
the  Trustee,  the  Certificate  Insurer,   Company  and  the  Master  Servicer  without  the  consent  of  any
Certificateholder,  with written  confirmation  from each Rating Agency that the  amendment  will not result in the  reduction  of the  ratings  on any class of the  Certificates  below the  lesser  of the then  current  or original  ratings  on  such  Certificates,  and  an  opinion  of  counsel  as  required  by  Section  11.01(c), notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h)    Any rights of set-off  that the Trust Fund,  the  Trustee,  the Company,  any  Successor  Master
Servicer or any other Person might  otherwise have against the Master  Servicer under this Agreement  shall not attach to any rights to be  reimbursed  for Advances or Servicing  Advances  that have been sold,  transferred, pledged, conveyed or assigned to any Advancing Person.

        (i)    At any time when an  Advancing  Person  shall have  ceased  funding  Advances  and/or  Servicing
Advances  (as the case may be) and the  Advancing  Person  or  related  Advance  Facility  Trustee  shall  have received  Reimbursement  Amounts  sufficient  in the  aggregate to  reimburse  all  Advances  and/or  Servicing
Advances  (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person, then upon the  delivery  of a written  notice  signed by the  Advancing  Person and the Master  Servicer or its
successor  or assign)  to the  Trustee  terminating  the  Advance  Facility  Notice  (the  "Notice of  Facility
Termination"),  the Master  Servicer or its Successor  Master  Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j)    After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New
York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)     The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such
Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution
Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity.  Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.  The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted
Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)     Concurrently with each distribution charged to the Certificate Account and with respect to each
Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable.  This statement will include the information set forth in an exhibit to the Series Supplement.  The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail.  The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the
Certificateholders.  The Trustee shall provide prior notification to the Company, the Master Servicer and the
Certificateholders regarding any such modification.  In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the
Master Servicer.  Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable period of time after it receives a written request from a Holder of a Certificate, other than a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(v) and (vi) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)     Within a reasonable period of time after it receives a written request from a Holder of a Class R
Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a
Class R Certificate.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the
Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K.  In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by a Responsible Officer of the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the
Certificateholders at the request of the Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement.
Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)     Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include, with respect to the Certificates relating to such 10-K:

(i)     A certification, signed by the senior officer in charge of the servicing functions of the Master
        Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant
        Commission regulations, as described in Item 1122(a) of Regulation AB.  The Master Servicer shall obtain from all other parties participating in the servicing function any required assessments.

(iii)   With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and
        Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)     This Section 4.03 may be amended in accordance with this Agreement without the consent of the
Certificateholders.

(i)     The Trustee shall make available on the Trustee's internet website each of the reports filed with the
Commission by or on behalf of the Company under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

Section 4.04.  Distribution of Reports to the Trustee and
                      the Company; Advances by the Master Servicer.

(a)     Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to any Certificate Insurer and Certificateholders by the Master Servicer on request) setting forth
(i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial
Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit
Date pursuant to clause (iii) of Section 4.01(a).  The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the
Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related
Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments
(with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related
Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the
Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii)
aggregating the amount of such Advance.  Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage
Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate
Account Deposit Date shall be less than payments to Certificateholders required to be made on the following
Distribution Date.  The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution
Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.  The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time.  Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit
Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such
Business Day, specifying the portion of such amount that it will be unable to deposit.  Not later than 3:00
P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New
York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the
Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate
Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any
Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.
Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage Loan that is delinquent in payment by 90 days or more, the Master
Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor;
provided, that such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first
Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last
Business Day of such following Calendar Quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised shall not thereafter be reinstated
as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)     If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer, without recourse, to the Master Servicer, which shall succeed to all the
Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto.  Such assignment shall be an assignment outright and not for security.  The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the
Trustee or the Certificateholders with respect thereto.

        If, however,  the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written  request of and with funds provided by the Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the Junior  Certificateholder,  the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a)     If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional
Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the
Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety.  The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b)     Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such
Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c)     The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety
Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in
Section 4.02.

ARTICLE V

                                               THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Senior, Class X, Class M, Class B, Class P and Class R Certificates shall be substantially in the forms set forth in Exhibits A, A-I, B, C, C-I and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in
Section 2.01.  The Certificates shall be issuable in the minimum denominations designated in the Preliminary
Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee.  Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)     Except as provided below, registration of Book-Entry Certificates may not be transferred by the
Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate
Owners with Ownership Interests therein.  The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the
Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such
Ownership Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the
Book-Entry Certificates shall be made in accordance with the procedures established by the Depository
Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder.  The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as
Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository and the Trustee of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to such termination through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall execute, authenticate and deliver the
Definitive Certificates.  In addition, if an Event of Default has occurred and is continuing, each
Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates.  In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form.  Upon receipt by the Certificate
Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange
(such instructions shall contain information regarding the Class of Certificates and the Certificate
Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the
Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal
Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the
Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of
Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new
Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the
Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section 5.01 and may conclusively rely on, and shall be protected in relying on, such instructions.
Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)     If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for
Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange"
substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which
Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests
corresponding to the Class A-V Certificates so surrendered for exchange.  Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial
Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC
Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through
Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a
Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate
Registrar for authentication and delivery in accordance with Section 5.01(a).  Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate
Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such
Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing.  The Certificates of any
Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee is initially appointed Certificate
Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B, Class P or
Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the
Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the
Certificates of such Class which the Certificateholder making the exchange is entitled to receive.  Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the
Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer, sale, pledge or other disposition of a Class B Certificate or Class P Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that a transfer of a Class B Certificate or Class P Certificate is to
be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the
Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H (with respect to any Class B Certificate) or Exhibit G-1 (with respect to any Class P Certificate) hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master
Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer"
as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A.
The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)     (i)    In the case of any Class B, Class P or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to
               the effect that the purchase or holding of such Class B, Class P or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as
               amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any
               obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective
               Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class
               B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate or
               Class P Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class
               B Certificate, the following conditions are satisfied:  (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor
               Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in
               Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
               (b), a "Complying Insurance Company").

               (ii)   Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such
               Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, as most recently amended, PTE
               2002-41, 67 Fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such
               Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent)
               by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii)  (A)  If any Class M Certificate (or any interest therein) is acquired or held by any
               Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B)    Any purported Certificate Owner whose acquisition or holding of any Class M
               Certificate (or interest therein) was effected in violation of the restrictions in this Section
               5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any
               Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)     (i)  Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A)
below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Class R
Certificate are expressly subject to the following provisions:

(A)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted
               Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)     In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the
               Trustee shall require delivery to it, and shall not register the Transfer of any Class R
               Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and
               Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its
               Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an
               Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its
               Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)     Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an
               Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a
               "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section
               1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a
               "pass-through interest holder."

(ii)    The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the
        Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.  Transfers of the Class R Certificates to
        Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)   (A)           If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a Non-United States Person shall become a holder of a Class R
        Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
        Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)     If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R
               Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose.  Such purported Transferee shall promptly endorse and deliver each Class R
               Certificate in accordance with the instructions of the Master Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its
               Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv)    The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the
        Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an
        Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization,
        including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations
        Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.  Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)     written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates
               below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)     subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master
               Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master
               Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a
               REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person
               that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)     No service charge shall be made for any transfer or exchange of Certificates of any Class, but the
Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)     All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the
Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any
Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the
Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the
Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and
Percentage Interest but bearing a number not contemporaneously outstanding.  Upon the issuance of any new
Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith.  Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust
Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master
Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the
Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the
Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the
Certificateholders pursuant to Section 4.02.  In the event of any such appointment, on or prior to each
Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee may obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                                      THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master
Servicer herein.  By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and
                      Delegation of Duties by Master Servicer.

(a)     The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)     Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each
Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the
Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master
Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series
Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).  In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.
Notwithstanding the foregoing, in the event of a pledge or assignment by the Master Servicer solely of its rights to purchase all assets of the Trust Fund under Section 9.01(a) (or, if so specified in Section
9.01(a), its rights to purchase the Mortgage Loans and property acquired related to such Mortgage Loans or its rights to purchase the Certificates related thereto), the provisos of the first sentence of this paragraph will not apply.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this
Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master
Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the
Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued
Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.  No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                                    DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of
        Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master
        Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing
        Percentage Interests aggregating not less than 25%; or

(ii)    the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance
        Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer,
        the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)    the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the
Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a
Certificateholder hereunder.  If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b).  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the
Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the
Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master
Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial
Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans.  No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master
Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly
Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential
Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing
Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder.  Upon the termination of Residential
Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a)     On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial
Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder.  As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial
Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage
Loans held in the Custodial Account or the Certificate Account.  If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the
Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the
Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder.  The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.  The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

        (b)  In connection with the termination or resignation of the Master Servicer hereunder, either (i)
the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage
Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master
Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor Master
Servicer.  The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office.  The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b).  The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the
Certificate Register.

(b)     Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all
Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such
Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of
Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of
Certificates in the manner set forth in Section 11.01(b)(i) or (ii).  Upon any such waiver of a default or
Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                            CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all
Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01.  The
Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this
Agreement.  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the
REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of
        Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a
        Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding
        Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with knowledge of any default (other than a default in payment to the
        Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii),
        (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the
        Company or any Certificateholder; and

(v)     Except to the extent provided in Section 7.02, no provision in this Agreement shall require the
        Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)     The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the
Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution,
        Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this
        Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this
        Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;
        nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage
        Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)    The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)   To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a
        Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax
        Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the
Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii)
cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the
Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as
Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R)System.  Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master
Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a)     The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement
(including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial
Agreement, and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of Section 2.01(c) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i)     with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while maintaining control over its own  defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master
        Servicer which consent shall  not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master
Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section
8.05(b) shall not be available (A) for any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the short-term rating of such institution shall be A-1 in the case of
Standard & Poor's if Standard & Poor's is a Rating Agency.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section
8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii)
to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above)
or 30 days (in respect of clause (ii) above other than any failure to comply with the provisions of Article
XII, in which case no notice or grace period shall be applicable) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence.  In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the
Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such
Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any successor trustee appointed as provided in  Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor trustee all
Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the
Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)     Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the
Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If the Master
Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of
Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed
(whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the
Trustee.

(c)     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this
Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, or shall, at the direction of the Company and the Master Servicer, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement.  Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders.  Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.  Each Custodial Agreement may be amended only as provided in Section 11.01.  The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the United States at the address designated in
Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                             TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.  Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the
                      Master Servicer or Liquidation of All Mortgage Loans

(a)     Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master
Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the
Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)     the later of the final payment or other liquidation (or any Advance with respect thereto) of the last
        Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)    the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any
        Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage
        Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of
        21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series
        Supplement as a REMIC.  The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws
        Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii)
above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the
Mortgage Loans.  In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding
Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.  If the Master
Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

               (b)    The Master Servicer shall give the Trustee not less than 40 days' prior notice of the
        Distribution Date on which the Master Servicer anticipates that the final distribution will be made to
        Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates).  Notice of any termination specifying the anticipated Final Distribution
        Date (which shall be a date that would otherwise be a Distribution Date) upon which the
        Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their
        Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding
        Certificates), or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the
        Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the
        Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii)   the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master
        Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv)    the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(v)     that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master
Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each
Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the
Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.  As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee.  The Trustee will withdraw from such account the amount specified in subsection (c)
below.

(b)     In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the
Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master
Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the
Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such
Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the
Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows:  (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause
(A).  Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate
Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(c)     If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the
Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any
Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(d)     If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their
Certificates for payment of the purchase price therefor.  If within six months after the second notice any
Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their
Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section
9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the
Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master
Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01.  Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.  Any
Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a)     Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i)
result in the imposition on the Trust  Fund of taxes on "prohibited transactions," as described in Section
860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to
        Treasury regulations Section 1.860F-1.  The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii)    The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust
        Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final
        Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master
Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the
Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC  Administrator  makes two or more separate REMIC elections,  the applicable REMIC shall be terminated  on the  earlier of the Final  Distribution  Date and the date on which it is deemed to receive  the last deemed  distributions on the related  Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                               REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the
Code and, if necessary, under applicable state law.  The assets of each such REMIC will be set forth in the
Series Supplement.  Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement.  The REMIC
Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section
860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and
"residual interests" so designated.

(b)     The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of
Section 860G(a)(9) of the Code.

(c)     The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each
Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each
REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section
301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses, including without limitation attorneys' or accountants'
fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust
Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC
Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor.  The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC
Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare
Tax Returns.

(e)     The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any
Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the
Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f)     The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC
Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the
Master Servicer and the REMIC Administrator to do so).  The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC
Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any
REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such
REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an
"Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an
Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust
Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the
effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC
Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an
Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur.  The Master Servicer or the
REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator.  At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master
Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the
Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section
3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the
Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the
Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each
Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the
Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l)     Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the
Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC)
and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m)     Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the
Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage
Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the
Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Master
Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master
Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the
REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC
Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax
Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                                           MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an
        Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)    to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate
        Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the
        Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating
        Agency to such effect,

(v)     to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such
        Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series
        Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)    to make any other provisions with respect to matters or questions arising under this Agreement or such
        Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

               (vii)  to amend any provision herein or therein that is not material to any of the
        Certificateholders.

(b)     This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal
Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)    reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section
10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any
Certificate is outstanding.

(d)     Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder.  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the
Holders of the Class B Certificates against any or all Realized Losses or other shortfalls.  Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund.  To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date.  In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the
Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M
Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains
(subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1)
of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any
REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.  In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by
General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this
Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential
Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by
Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting
Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b)     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the
Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)     No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such
Class or all Classes, as the case may be.  For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below,  (ii) shall notify the
Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1),  or (i) below, or (iii)
provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this
Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)     the statement required to be delivered to the Holders of each Class of Certificates pursuant to
        Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     (1) a change in the location of the Custodial Account or (2) a change in the location of the
        Certificate Account,
(h)     the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g)
or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the
Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a
"Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances.  With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the
Trustee pursuant to a Supplemental Article.  The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby.  To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the
Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof.  In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring
Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

        As provided in Section 11.10 of the Series Supplement.

ARTICLE XII

                                         COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of the Parties; Reasonableness.

               The Company,  the Trustee and the Master Servicer acknowledge and agree that the purpose of this
Article XII is to facilitate  compliance by the Company with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The  Company  shall  not  exercise  its  right to  request  delivery  of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the  Securities  Act and the  Exchange  Act.  Each of the Master  Servicer  and the Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation  AB may change  over time,  whether  due to  interpretive guidance  provided  by the  Commission  or its  staff,  consensus  among  participants  in the  mortgage-backed securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with reasonable  requests made by the  Company  in good faith for  delivery  of  information  under  these  provisions  on the basis of  evolving interpretations  of  Regulation  AB. Each of the Master  Servicer and the Trustee  shall  cooperate  reasonably with the  Company to  deliver  to the  Company  (including  any of its  assignees  or  designees),  any and all
disclosure,  statements,  reports,  certifications,   records  and  any  other  information  necessary  in  the
reasonable,  good faith  determination  of the Company to permit the Company to comply with the  provisions  of
Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

               (a)....The  Trustee  shall be deemed to  represent  and  warrant  to the  Company as of the date hereof and on each date on which  information  is provided to the Company  under  Sections  12.01,  12.02(b) or
12.03  that,  except as  disclosed  in writing to the Company  prior to such date:  (i) it is not aware and has not received notice that any default,  early  amortization or other  performance  triggering event has occurred as to any other  Securitization  Transaction  due to any default of the  Trustee;  (ii) there are no aspects of its financial  condition  that could have a material  adverse  effect on the  performance  by it of its trustee obligations under this Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii)
there are no material legal or governmental  proceedings pending (or known to be contemplated)  against it that would be material to  Certificateholders;  (iv) there are no  relationships  or  transactions  (as described in
Item 1119(b) of  Regulation  AB)  relating to the Trustee  with respect to the Company or any sponsor,  issuing entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction  party  (as  each of  such  terms  are  used  in  Regulation  AB)  relating  to the  Securitization
Transaction  contemplated  by the  Agreement,  as identified by the Company to the Trustee in writing as of the
Closing Date (each, a "Transaction  Party") that are outside the ordinary  course of business or on terms other than  would  be  obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the
Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and
(v) the Trustee is not an affiliate  (as  contemplated  by Item 1119(a) of  Regulation  AB) of any  Transaction
Party.  The Company  shall  notify the Trustee of any change in the identity of a  Transaction  Party after the
Closing Date.

               (b)....If so  requested  by the  Company on any date  following  the Closing  Date,  the Trustee
shall,   within  five  Business  Days  following  such  request,   confirm  in  writing  the  accuracy  of  the
representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the
Company.  Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the Company  shall have a  reasonable  basis for  questioning  the accuracy of any of the  representations  and warranties.

Section 12.03. Information to Be Provided by the Trustee.

               For so long as the  Certificates  are  outstanding,  for the purpose of satisfying the Company's reporting  obligation  under the  Exchange  Act with respect to any class of  Certificates,  the Trustee  shall provide to the  Company a written  description  of  (a) any  litigation  or  governmental  proceedings  pending against the  Trustee as of the last day of each  calendar  month that would be material to  Certificateholders, and (b) any affiliations or relationships  (as described in Item 1119 of Regulation AB) that develop  following the Closing Date between the Trustee and any  Transaction  Party of the type described in Section  12.02(a)(iv)
or  12.02(a)(v)  as of the last day of each  calendar  year.  Any  descriptions  required with respect to legal proceedings,  as well as updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the relevant event occurs,  and any notices and descriptions  required with respect to  affiliations,  as well as updates to previously  provided  descriptions,  under this  Section  12.03 shall be given no later than  January 31 of the calendar  year  following  the year in which the relevant  event occurs.  As of the related  Distribution  Date with  respect  to each  Report on  Form 10-D  with  respect  to the  Certificates  filed by or on behalf of the
Company,  and as of March 15 preceding  the date each Report on Form 10-K with respect to the  Certificates  is filed,  the Trustee shall be deemed to represent and warrant that any  information  previously  provided by the
Trustee  under this  Article XII is  materially  correct and does not have any  material  omissions  unless the
Trustee  has  provided  an update to such  information.  The  Company  will  allow the  Trustee  to review  any disclosure  relating  to material  litigation  against the  Trustee  prior to filing such  disclosure  with the
Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

               On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Company a report (in form and substance reasonably satisfactory to the Company)
regarding the Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item
1122 of Regulation AB.  Such report shall be signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)     deliver to the Company a report of a registered public accounting firm satisfying the requirements of
Rule 2-01 of Regulation S-X under the Securities Act and the Exchange Act that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities
Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall indemnify the Company, each affiliate of the Company, the Master Servicer and each affiliate of the Master Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

.......................(i)(A) any untrue  statement of a material  fact  contained or alleged to be contained in any  information,  report,  certification,  accountants'  attestation  or other  material  provided  under this
Article XII by or on behalf of the Trustee (collectively,  the "Trustee  Information"),  or (B) the omission or alleged  omission  to state in the Trustee  Information  a material  fact  required to be stated in the Trustee
Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances  under which they were made, not misleading; or

.......................(ii)   any failure by the Trustee to deliver any  information,  report,  certification or other  material when and as required  under this Article XII, other than a failure by the Trustee to deliver an accountants' attestation.

(b)     In the case of any failure of performance described in clause (ii) of Section 12.05(a), as well as a failure to deliver an accountants' attestation, the Trustee shall (i) promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' attestation or other material not delivered by the Trustee as required and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c)     The Company and the Master Servicer shall indemnify the Trustee, each affiliate of the Trustee and the respective present and former directors, officers, employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Company or Master Servicer for inclusion in any report filed with Commission under the Exchange Act (collectively, the "RFC Information"), or (ii) the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC
Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding any provision in this Section 12.05 to the contrary, the parties agree that none of the Trustee, the Company or the Master Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort (including negligence and strict liability), or any other legal or equitable principle; provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

                                                   EXHIBIT A

 FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,
AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH
RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[          ] OF OID PER [$1,000] [$100,000] OF
[INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [      ]% AND THE AMOUNT
OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[              ] PER [$1,000] [$100,000]
OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD.  NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION
OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                                   [        %][Variable] Pass-Through Rate
                                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing                     [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____                               Aggregate Initial [Certificate Principal
                                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:                          Amount] [Subclass Notional Amount] of the
_________ 25, ____                                Class A-     Certificates:

Master Servicer:                                  [Initial] [Certificate Principal
Residential Funding                               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                                       Notional Amount] of this Certificate:
                                                  $                          ]
Assumed Final
Distribution Date:                                CUSIP 76110F-
___________ 25, ____
                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                                SERIES ____-___

               evidencing  a  percentage  interest in the  distributions  allocable to the Class
               A-      Certificates with respect to a Trust Fund consisting  primarily of a pool of  [conventional  one- to four-family  fixed interest rate first mortgage loans]
               formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                            is the
registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial
Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the
aggregate [Initial Certificate Principal Balance of all Class A-       Certificates] [Initial [Interest
Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of
[conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be
distributed to Holders of Class A-     Certificates on such Distribution Date.  [The [Interest Only/Class
A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC
Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount
of the [Interest Only/Class A-V]-   Certificates as of any date of determination is equal to the aggregate
Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests
represented by such [Interest Only/Class A-V]-   Certificates immediately prior to such date.] [The [Interest
Only/Class A-V][-  ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
[Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass
Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                  EXHIBIT A-1

                                          FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST"  IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY  TRUST COMPANY,  A NEW
YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED  IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

Certificate No. ____                              Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement           Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                                  Aggregate   Initial  Notional  Amount  of  the
Residential Funding Corporation                   Class X Certificates: $__________

First Distribution Date:                          Initial  Notional Amount of this  Certificate:
__________ 25, ____                               $_____________

Assumed Final Distribution Date:                  CUSIP ________
_____________

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                               SERIES ____-____

        Evidencing  a percentage  interest in the  distributions  allocable to the Class X  Certificates with  respect  to a  Trust  Fund  consisting  primarily  of  a  pool  of  [one-  to  four-family
        residential,  payment-option,   adjustable-rate  first  lien  mortgage  loans  with  a  negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate nor the underlying
Mortgage  Loans are  guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential
Accredit  Loans,  Inc.,  the  Master  Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,  Inc. or any of their affiliates will have any  obligation  with  respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

        This  certifies that  _________________________  is the  registered  owner of the  Percentage  Interest evidenced by this  Certificate  (obtained by dividing the Initial  Notional  Amount of this  Certificate by the
Aggregate Notional Amount of all Class X Certificates,  both as specified above) in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of [one- to four-family  residential, payment-option,  adjustable-rate  first  lien  mortgage  loans  with  a  negative  amortization  feature]  (the
"Mortgage  Loans"),  formed and sold by Residential  Accredit Loans,  Inc.  (hereinafter  called the "Company,"
which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified above (the  "Agreement")  among the Company, the Master  Servicer  and  ________________________,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized terms used  herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the  "Distribution  Date"), commencing as described in the  Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day,  the  Business  Day  immediately preceding  such last day) of the month  immediately  preceding  the  month of such  distribution  (the  "Record
Date"),  from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this  Certificate  and the amount required to be distributed to Holders of Class X Certificates on such Distribution Date.  The Class X Certificates have no Certificate Principal Balance.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the
Trustee or by a Paying  Agent  appointed by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)  for the account of the Person  entitled  thereto if such Person  shall have so notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

        Notwithstanding  the above, the final distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of this Certificate at the office or agency  appointed  by the Trustee for that purpose in the City and State of New York.  The Initial  Notional
Amount of this Certificate is set forth above.

        This  Certificate  is one of a  duly  authorized  issue  of  Certificates  issued  in  several  Classes designated  as  Mortgage  Asset-Backed  Pass-Through  Certificates  of  the  Series  specified  hereon  (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain  collections and recoveries  respecting the
Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created  for the  benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for
purposes  other  than  distributions  to   Certificateholders,   such  purposes  including  without  limitation
reimbursement  to the  Company and the Master  Servicer of advances  made,  or certain  expenses  incurred,  by either of them.

        The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master Servicer and the
Trustee with the consent of the Holders of  Certificates  evidencing  in the aggregate not less than 66% of the
Percentage  Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this
Certificate  shall be  conclusive  and binding on such Holder and upon all future  holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such consent is made upon the  Certificate.  The Agreement  also permits the amendment  thereof in certain  circumstances  without  the  consent  of the  Holders of any of the  Certificates  and,  in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer at the  offices or  agencies  appointed  by the Trustee in the City and State of New
York,  duly endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or more  new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in Classes and in denominations  specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental  charge  payable  in  connection therewith.

        The  Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes,  and neither the Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New
York.

        The  obligations  created by the  Agreement in respect of the  Certificates  and the Trust Fund created thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the
Trustee and required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such
Mortgage Loans,  thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii)  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof;  provided,  that  any such  option  may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off  Date  Principal
Balance of the Mortgage Loans.

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the  certificate of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT B

                                          FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1
CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT,
AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000]
OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS
WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE
OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN
INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY OTHER PERSON, ACTING, DIRECTLY
OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN
INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION
EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, PTE 2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002)
(THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY
OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER
THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C) (I) THE TRANSFEREE IS AN
INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN
"INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED
TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III
OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE
COMPANY).

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT
SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT
EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC
EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY
LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH
TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY
PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN)
WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST
FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT
OF SUCH ACQUISITION OR HOLDING.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

        evidencing  a  percentage   interest  in  any  distributions   allocable  to  the  Class  M-
        Certificates  with respect to the Trust Fund  consisting  primarily  of a pool of  [conventional one- to four-family  fixed  interest rate first  mortgage  loans] formed and sold by RESIDENTIAL
        ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                    is the registered owner
of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal
Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-     Certificates,
both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be
distributed to Holders of Class M-     Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

               Any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such transferee is not an investment manager, a named fiduciary or a trustee of any plan, or any other person, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any plan (a "plan investor"), (b) it has acquired and is holding such Certificate in reliance on prohibited transaction exemption ("PTE") 94-29, as most recently amended, PTE 2002-41, 67 fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such
Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard &
Poor's, Fitch or Moody's or (c) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S.
Department of Labor prohibited transaction class exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (c), a
"complying insurance company).

               If this Certificate (or any interest herein) is acquired or held by any person that does not satisfy the conditions described in the preceding paragraph, then the last preceding transferee that either
(i) is not a plan investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a complying insurance company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate owner thereof retroactive to the date of such transfer of this Certificate.  The
Trustee shall be under no liability to any person for making any payments due on this Certificate to such preceding transferee.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT C

                                          FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES AND CLASS M CERTIFICATES  [AND
CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION  5.02 OF THE
AGREEMENT.

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST"  IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE
CODE.  THE FOLLOWING  INFORMATION IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.  FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE  LOANS PREPAY AT 100% OF THE  PREPAYMENT  SPEED  ASSUMPTION (AS DESCRIBED
IN THE  PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE  HAS BEEN  ISSUED  WITH NO MORE THAN  $[      ]  OF OID PER
$[1,000] OF INITIAL CERTIFICATE  PRINCIPAL BALANCE,  THE YIELD TO MATURITY IS [        ]% AND THE AMOUNT OF OID
ATTRIBUTABLE  TO THE INITIAL  ACCRUAL PERIOD IS NO MORE THAN  $[        ]  PER $[1,000] OF INITIAL  CERTIFICATE
PRINCIPAL  BALANCE,  COMPUTED UNDER THE APPROXIMATE  METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS
WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

       evidencing  a  percentage   interest  in  any   distributions   allocable  to  the  Class  B-
       Certificates  with  respect to the Trust Fund  consisting  primarily  of a pool of  [conventional one- to  four-family  fixed  interest rate first  mortgage  loans] formed and sold by RESIDENTIAL
       ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this
Certificate by the aggregate Certificate Principal Balance of all Class B-     Certificates, both as
specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of
[conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any)
required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the
Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of
1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section
5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person
(including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption
("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60..

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                  EXHIBIT C-I

                                          FORM OF CLASS P CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION  5.02 OF THE
AGREEMENT).

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

C-I-6

Certificate No. ___                               Prepayment Charge

Class P - Prepayment Charge                       Aggregate Certificate Principal Balance
                                                  of the Class P
Date of Pooling and Servicing                     Certificates as of
Agreement and Cut-off Date:                       the Cut-off Date:
__________ 1, ____                                $0.00

First Distribution Date:                          Initial Certificate Principal Balance of this
__________ 25, ____                               Certificate: $____

Master Servicer:                                  Percentage Interest of this Certificate:
Residential Funding Corporation                   100%

Assumed Final Distribution Date:                  CUSIP: __________
__________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

       evidencing  a percentage  interest in any  distributions  allocable  to the Class P  Certificates with  respect  to  the  Trust  Fund  consisting  primarily  of a pool  of  [one-  to  four-family
       residential,   payment-option,   adjustable-rate  first  lien  mortgage  loans  with  a  negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that ____________________________ is the registered owner of the Percentage
Interest evidenced by this Certificate (as specified above) in certain distributions with respect to a Trust
Fund consisting primarily of a pool of [one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature] (the "Mortgage Loans"), formed and sold by
Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate at the close of business on the last day (or if such last day is not a Business Day, the Business
Day immediately preceding such last day) of the month immediately preceding the month of such distribution
(the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount required to be distributed to Holders of Class P Certificates on such Distribution
Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

               No transfer of this Class P Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the
Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of
1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class P Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section
5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person
(including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT D

                                          FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY  NOT  BE  HELD  BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY
OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING  (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE  MAC, A MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY
OR INSTRUMENTALITY OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED BY CHAPTER 1 OF THE CODE UNLESS
SUCH  ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION 511 OF THE CODE ON UNRELATED  BUSINESS TAXABLE INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES
DESCRIBED IN SECTION  1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE
CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A),  (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO
AS A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH
TRANSFER  IS TO  IMPEDE  THE  ASSESSMENT  OR  COLLECTION  OF TAX  AND (3)  SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE
REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT  WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH
HOLDER  OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE DEEMED  TO HAVE  CONSENTED  TO THE
PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

        evidencing  a percentage  interest in any  distributions  allocable to the Class R  Certificates with  respect  to the  Trust  Fund  consisting  primarily  of a pool  of  [conventional  one- to four-family  fixed interest rate first mortgage  loans] formed and sold by RESIDENTIAL  ACCREDIT
        LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                    is the registered owner
of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate
Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R
Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the
"Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company,"
which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any
Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any
attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv)
if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.  Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this
Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i)
an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and
stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT E

                                       FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this ____________  day of  _____________________, 20 __________, by and between
Residential Funding Corporation, its successors and assigns ("Residential Funding") and
 _________________________________________ (the "Seller/Servicer," and, together with Residential Funding, the
"parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and
Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides.  All provisions of the
Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential
Funding in writing.  Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable.  All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought.  Such a written waiver or amendment must expressly reference this Contract.  However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time.  Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1)     Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2)     This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3)     There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this
                      Contract.

(4)     Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract.  Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding.
The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding.  Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by
United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below.  However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      Attention:
      Telefacsimile Number:  (________)  _____-____________

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in
Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this
Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this
Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court.  Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum.  Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract.  All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract.  Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable.  This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                         (Name of Seller/Servicer)
By:                                     By:
      (Signature)                                        (Signature)
By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
======================================= =========================================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature)                                        (Signature)
By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                                   EXHIBIT F
                                         FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing
Agreement."

Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and
Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:  _______________________
Title:
Date:

                                                  EXHIBIT G-1

                                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage
Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution]
[corporation] duly organized and existing under the laws of [the State of ____________________________]
[the United States], on behalf of which he makes this affidavit and agreement.

2.      That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the
Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a)
of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization"
means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers'
cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of
Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent
(which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii)
that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.      The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations),
(iii) an estate that is described in Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in
Section 7701(a)(30)(E) of the Code.

6.      The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7.      That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8.      That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.      That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.     The Owner's Taxpayer Identification Number is ______________________________.

11.     This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

12.     That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13.     That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14.     That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15.     The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto
attached, attested by its [Assistant] Secretary, this          day of                               , 200    .

                                            [NAME OF OWNER]

                                            By:
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this _________  day of __________, 200__.

                                                 NOTARY PUBLIC

                                            COUNTY OF  __________________________
                                            STATE OF
                                             My Commission expires the _____ day of _____, 20 .

                                                   EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                                  EXHIBIT G-2

                                        FORM OF TRANSFEROR CERTIFICATE

                                                      ______________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by
                               ______________________________________________________(the "Seller") to
  ________________________________________________________________________________(the "Purchaser") of
$ _________________________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The
Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1.      No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is
or will be to impede the assessment or collection of any tax.

2.      The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1.
The Seller does not know or believe that any representation contained therein is false.

3.      The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for
United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.      The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                            Very truly yours,

                                            (Seller)

                                            By:
                                            Name:
                                            Title:

                                                   EXHIBIT H

                                    FORM OF INVESTOR REPRESENTATION LETTER

                                                        ______________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

                                              ________________(the "Purchaser") intends to purchase from
 _____________________________________________________(the "Seller") $__________________________  Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class
(the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the
"Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and
__________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1.      The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law,
               (b) the Company is not required to so register or qualify the Certificates, (c) the
               Certificates may be resold only if registered and qualified pursuant to the provisions of the
               Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.      The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3.      The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.      The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private
               Placement Memorandum, dated                                       , 20    , relating to the
               Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.  The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.  [If the
               Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement
               Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the
               Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5.      The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any
               Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a)
               through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
               Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a)     is not an employee benefit or other plan subject to the prohibited transaction provisions of the
               Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the
               Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101; or

(b)     is an insurance company, the source of funds to be used by it to purchase the Certificates is an
               "insurance company general account" (within the meaning of DOL Prohibited Transaction Class
               Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the
Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any
Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                            Very truly yours,

                                            By:
                                            Name:
                                            Title:

                                                   EXHIBIT I

                                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                      _________ , 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by ________________ (the "Seller") to ___________________ (the
"Purchaser") of $_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class   (the "Certificates"), issued pursuant to the Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit
Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and
__________________, as trustee (the "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any
Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that
(as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities
Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the
Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The
Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            (Seller)

                                            By:
                                            Name:
                                            Title:

                                                   EXHIBIT J

                                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                            Description of Rule 144A Securities, including numbers:

               The undersigned  seller, as registered holder (the "Seller"), intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

1.      In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A
Securities were issued, the Seller hereby certifies the following facts:  Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the
Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the
Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A
Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the
Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.      The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master
Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1,
____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a)     The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b)     The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)     The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)     Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the
        Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
        144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)     The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or
        Annex 2.  The Buyer is aware that the sale to it is being made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

                      [(a)   is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section
        4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the
        Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101](1); or

                      (b)    is an insurance company, the source of funds to be used by it to purchase the
        Certificates is an "insurance company general account" (within the meaning of DOL Prohibited
        Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.](2)

               4.     This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original;
        such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                                                                                           ANNEX 1 TO EXHIBIT J

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                            [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President
or other executive officer of the Buyer.

2.      In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_________________________________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

--      Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

--      Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
               $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--      Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--      Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

--      Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

--      State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

--      ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee
               Retirement Income Security Act of 1974.

--      Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

--      SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small Business
               Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

--      Business Development Company.  The Buyer is a business development company as defined in Section
               202(a)(22) of the Investment Advisers Act of 1940.

--      Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee
               Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.      The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the
Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v)
repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.      For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.
However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.      The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6.      If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a
"qualified institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.      The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:  __________________________________
                                                 Name:
                                                 Title:

                                            Date:

                                                                                           ANNEX 2 TO EXHIBIT J

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                             [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

8.      As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President
of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9.      In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in
SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of
1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the
Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--      The Buyer owned $______________________________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

--      The Buyer is part of a Family of Investment Companies which owned in the aggregate
               $_______________________in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10.     The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12.     The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the
Buyer's own account.

13.     The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By:_____________________________________
                                                 Name:
                                                 Title:

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date:

                                                   EXHIBIT K

                                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                               LIMITED GUARANTY]

                                                 ARTICLE XIII

                            Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 13.01.  Subordinate Certificate Loss Coverage; Limited Guaranty.  (a) Subject to
subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or
Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess
Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan,  and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a).

               (b)    Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any
Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and
Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to
Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such
Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the
Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized
Loss or Losses.  Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the
Certificateholders for purposes of Section 4.05.  Excess Special Hazard Losses, Excess Fraud Losses, Excess
Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the
Subordinate Certificate Loss Obligation.

               (c)    Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee.  The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser
of (X)                  minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 13.02.  Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)    The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential
Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the
Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution
Date for such month, with a copy to the Master Servicer.

               (e)  All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the
Distribution Date for such month to the Class B Certificateholders.

               (f)    The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of
Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on
"contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or
Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General
Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b)
the original rating assigned to the Class B Certificates by such rating agency.  Any replacement of the
Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the
Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the
Master Servicer and the Trustee shall reasonably request.  Neither the Company, the Master Servicer nor the
Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss
Obligation under any circumstance.

               Section 13.02.  Amendments Relating to the Limited Guaranty.  Notwithstanding Sections 11.01 or
13.01: (i) the provisions of this Article XIII may be amended, superseded or deleted, (ii) the Limited
Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XIII may be amended in any manner; in each case by written instrument executed or consented to by the Company and
Residential Funding but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B
Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master
Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss
Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1)
of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the
Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.  A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                   EXHIBIT L

                                          [FORM OF LIMITED GUARANTY]

                                               LIMITED GUARANTY

                                       RESIDENTIAL ACCREDIT LOANS, INC.

                                Mortgage Asset-Backed Pass-Through Certificates
                                                Series ____-___

                                                                                  _____________, 200

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 13.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the
"Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No.
thereto, dated as of                 , with respect to the Mortgage Asset-Backed Pass-Through Certificates,
Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 13.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.      Provision of Funds.  (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of
Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to
Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution
Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss
Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 13.01 of the Servicing Agreement.

               (b)    The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance.  Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 13.01(f) of the Servicing
Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2.      Waiver.  GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder.  Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3.      Modification, Amendment and Termination.  This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 13.02 of the Servicing Agreement.  The obligations of GMAC under this Limited
Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4.      Successor.  Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5.      Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.      Authorization and Reliance.  GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.      Definitions.  Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8.      Counterparts.  This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION

                                            By:  _______________________
                                            Name:
                                            Title:

Acknowledged by:

__________________,
    as Trustee

By:
Name:
Title:

RESIDENTIAL ACCREDIT LOANS, INC.

By:
Name:
Title:

                                                   EXHIBIT M

                         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                         _____________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates, Series ____-___
                      Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by
 ___________________________________(the "Trustee") to _______________________________________________  (the
"Lender") of ______________________________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as Master
Servicer, and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i)     the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii)           the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii)          the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv)           such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,

                                            (Lender)

                                            By: ______________________
                                            Name:
                                            Title:

                                                   EXHIBIT N

                                         FORM OF REQUEST FOR EXCHANGE

                                                                                                         [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___

               Residential Funding Corporation, as the Holder of a _________% Percentage Interest of the
[Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced
Certificates for the Subclasses referred to below:

1.      [Interest Only/Class A-V]-   Certificates, corresponding to the following Uncertificated REMIC Regular
                      Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule].  The initial Subclass Notional Amount and the Initial
                      Pass-Through Rate on the [Interest Only/Class A-V]-   Certificates will be
                      $ ___________________ and   __________%, respectively.

2.      [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC
Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the
Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc.,
Residential Funding Corporation and __________________, as trustee.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:    __________________________
                                            Name:
                                            Title:

                                                   EXHIBIT O

                                        Form of Form 10-K Certification

        I, [identify the certifying individual], certify that:

        1.     I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the "Exchange Act periodic reports")
created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and
Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit
Loans, Inc., Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2.     Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

        4.     I am responsible for reviewing the activities performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the
Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5.     All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                   EXHIBIT P

                           [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a)    The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the
"Agreement") by and among [__________], as depositor, Residential Funding Corporation, as Master Servicer, and
the Trustee in accordance with the standards set forth therein.

        (b)    Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the  Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                   Name:______________________________
                                                   Title:

                                                   EXHIBIT Q

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED
                                                MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                   EXHIBIT R

                        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the              |X| (as to
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days
                  following receipt, or such other number of days          accounts held by
                  specified in the transaction agreements.                     Trustee)
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an        |X| (as to
                  obligor or to an investor are made only by authorized     investors only)
                  personnel.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset  (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable pool asset documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related pool asset, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the                |X|
1122(d)(4)(xv)    transaction agreements.

----------------- -------------------------------------------------------- ------------------

                                         EXHIBIT FIVE

                                    JUMP SCHEDULED BALANCE

                            CLASS I-A-4 JUMP                                CLASS I-A-4 JUMP
DISTRIBUTION DATE          SCHEDULED BALANCE            DISTRIBUTION DATE   SCHEDULED BALANCE
   Initial Balance                                         March 2021
                           $427,830,020.49                                  $17,751,626.11
   April 2006                                              April 2021
                           424,066,525.05                                   17,403,766.14
   May 2006                                                May 2021
                           419,963,560.54                                   17,062,221.76
   June 2006                                               June 2021
                           415,527,706.50                                   16,726,882.82
   July 2006                                               July 2021
                           410,766,402.47                                   16,397,641.04
   August 2006                                             August 2021
                           405,687,932.16                                   16,074,389.99
   September 2006                                          September
                           400,301,403.91                  2021             15,757,025.06
   October 2006                                            October 2021
                           394,616,727.57                                   15,445,443.41
   November 2006                                           November
                           388,644,587.72                  2021             15,139,543.97
   December 2006                                           December
                           382,396,413.40                  2021             14,839,227.39
   January 2007                                            January 2022
                           375,919,882.41                                   14,544,396.00
   February 2007                                           February
                           369,551,207.28                  2022             14,254,953.83
   March 2007                                              March 2022
                           363,289,182.96                                   13,970,806.53
   April 2007                                              April 2022
                           357,132,036.49                                   13,691,861.34
   May 2007                                                May 2022
                           351,078,024.23                                   13,418,027.13
   June 2007                                               June 2022
                           345,125,431.38                                   13,149,214.29
   July 2007                                               July 2022
                           339,272,571.53                                   12,885,334.77
   August 2007                                             August 2022
                           333,517,786.18                                   12,626,301.99
   September 2007                                          September
                           327,859,444.28                  2022             12,372,030.90
   October 2007                                            October 2022
                           322,295,941.76                                   12,122,437.85
   November 2007                                           November
                           316,825,701.12                  2022             11,877,440.67
   December 2007                                           December
                           311,447,170.96                  2022             11,636,958.57
   January 2008                                            January 2023
                           306,158,825.55                                   11,400,912.15
   February 2008                                           February
                           300,959,164.44                  2023             11,169,223.36
   March 2008                                              March 2023
                           295,846,712.01                                   10,941,815.50
   April 2008                                              April 2023
                           290,820,017.07                                   10,718,613.19
   May 2008                                                May 2023
                           285,877,652.45                                   10,499,542.32
   June 2008                                               June 2023
                           281,018,214.63                                   10,284,530.07
   July 2008                                               July 2023
                           276,240,323.30                                   10,073,504.86
   August 2008                                             August 2023
                           271,542,621.05                                   9,866,396.34
   September 2008                                          September
                           266,923,772.90                  2023             9,663,135.37
   October 2008                                            October 2023
                           262,382,466.02                                   9,463,653.99
   November 2008                                           November
                           257,917,409.31                  2023             9,267,885.41
   December 2008                                           December
                           253,527,333.05                  2023             9,075,763.98
   January 2009                                            January 2024
                           249,210,988.55                                   8,887,225.21
   February 2009                                           February
                           244,967,147.81                  2024             8,702,205.67
   March 2009                                              March 2024
                           240,794,603.18                                   8,520,643.06
   April 2009                                              April 2024
                           236,692,167.01                                   8,342,476.12
   May 2009                                                May 2024
                           232,658,671.32                                   8,167,644.68
   June 2009                                               June 2024
                           228,692,967.50                                   7,996,089.57
   July 2009                                               July 2024
                           224,793,925.95                                   7,827,752.65
   August 2009                                             August 2024
                           220,960,435.82                                   7,662,576.80
   September 2009                                          September
                           217,191,404.63                  2024             7,500,505.86
   October 2009                                            October 2024
                           213,485,758.04                                   7,341,484.64
   November 2009                                           November
                           209,842,439.50                  2024             7,185,458.90
   December 2009                                           December
                           206,260,409.97                  2024             7,032,375.37
   January 2010                                            January 2025
                           202,738,647.64                                   6,882,181.64
   February 2010                                           February
                           199,276,147.64                  2025             6,734,826.25
   March 2010                                              March 2025
                           195,871,921.75                                   6,590,258.60
   April 2010                                              April 2025
                           192,524,998.15                                   6,448,428.99
   May 2010                                                May 2025
                           189,234,421.10                                   6,309,288.55
   June 2010                                               June 2025
                           185,999,250.76                                   6,172,789.28
   July 2010                                               July 2025
                           182,818,562.81                                   6,038,883.98
                                                           August 2025
   August 2010             179,691,448.32                                   5,907,526.30
   September 2010                                          September
                           $176,617,013.40                 2025             $5,778,670.66
   October 2010                                            October 2025
                           173,594,378.98                                   5,652,272.30
   November 2010                                           November
                           170,622,680.60                  2025             5,528,287.19
   December 2010                                           December
                           167,701,068.11                  2025             5,406,672.11
   January 2011                                            January 2026
                           164,828,705.48                                   5,287,384.56
   February 2011                                           February
                           162,004,770.54                  2026             5,170,382.79
   March 2011                                              March 2026
                           159,228,130.88                                   5,055,625.75
   April 2011                                              April 2026
                           156,498,324.01                                   4,943,073.13
   May 2011                                                May 2026
                           153,814,567.84                                   4,832,685.30
   June 2011                                               June 2026
                           151,176,093.26                                   4,724,423.33
   July 2011                                               July 2026
                           148,582,143.91                                   4,618,248.96
   August 2011                                             August 2026
                           146,031,976.00                                   4,514,124.59
   September 2011                                          September
                           143,524,858.06                  2026             4,412,013.27
   October 2011                                            October 2026
                           141,060,070.79                                   4,311,878.71
   November 2011                                           November
                           138,636,906.81                  2026             4,213,685.23
   December 2011                                           December
                           136,254,670.50                  2026             4,117,397.78
   January 2012                                            January 2027
                           133,912,677.78                                   4,022,981.92
   February 2012                                           February
                           131,610,255.92                  2027             3,930,403.81
   March 2012                                              March 2027
                           129,346,743.38                                   3,839,630.19
   April 2012                                              April 2027
                           127,121,489.59                                   3,750,628.38
   May 2012                                                May 2027
                           124,933,854.80                                   3,663,366.30
   June 2012                                               June 2027
                           122,783,209.87                                   3,577,812.37
   July 2012                                               July 2027
                           120,668,936.11                                   3,493,935.62
   August 2012                                             August 2027
                           118,590,425.13                                   3,411,705.58
   September 2012                                          September
                           116,547,078.61                  2027             3,331,092.33
   October 2012                                            October 2027
                           114,538,308.21                                   3,252,066.47
   November 2012                                           November
                           112,563,535.33                  2027             3,174,599.10
   December 2012                                           December
                           110,622,191.01                  2027             3,098,661.84
   January 2013                                            January 2028
                           108,713,715.73                                   3,024,226.81
   February 2013                                           February
                           106,837,559.27                  2028             2,951,266.60
   March 2013                                              March 2028
                           104,993,180.57                                   2,879,754.29
   April 2013                                              April 2028
                           103,180,047.53                                   2,809,663.43
   May 2013                                                May 2028
                           101,397,636.94                                   2,740,968.02
   June 2013                                               June 2028
                           99,645,434.25                                    2,673,642.55
   July 2013                                               July 2028
                           97,922,933.47                                    2,607,661.91
   August 2013                                             August 2028
                           96,229,637.05                                    2,543,001.47
   September 2013                                          September
                           94,565,055.69                   2028             2,479,637.02
   October 2013                                            October 2028
                           92,928,708.22                                    2,417,544.75
   November 2013                                           November
                           91,320,121.49                   2028             2,356,701.30
   December 2013                                           December
                           89,738,830.21                   2028             2,297,083.71
   January 2014                                            January 2029
                           88,184,376.83                                    2,238,669.42
   February 2014                                           February
                           86,656,311.42                   2029             2,181,436.26
   March 2014                                              March 2029
                           85,154,191.53                                    2,125,362.47
   April 2014                                              April 2029
                           83,677,582.06                                    2,070,426.65
   May 2014                                                May 2029
                           82,226,055.16                                    2,016,607.80
   June 2014                                               June 2029
                           80,799,190.09                                    1,963,885.26
   July 2014                                               July 2029
                           79,396,573.14                                    1,912,238.76
   August 2014                                             August 2029
                           78,017,797.46                                    1,861,648.38
   September 2014                                          September
                           76,662,462.97                   2029             1,812,094.55
   October 2014                                            October 2029
                           75,330,176.25                                    1,763,558.03
   November 2014                                           November
                           74,020,550.46                   2029             1,716,019.95
   December 2014                                           December
                           72,733,205.15                   2029             1,669,461.75
   January 2015                                            January 2030
                           71,467,766.25                                    1,623,865.20
   February 2015                                           February
                           70,223,865.89                   2030             1,579,212.41
   March 2015                                              March 2030
                           69,001,142.34                                    1,535,485.78
   April 2015                                              April 2030
                           67,799,239.90                                    1,492,668.04
   May 2015                                                May 2030
                           66,617,808.77                                    1,450,742.22
   June 2015                                               June 2030
                           65,456,505.00                                    1,409,691.65
   July 2015                                               July 2030
                           $64,314,990.36                                   $1,369,499.95
   August 2015                                             August 2030
                           63,192,932.26                                    1,330,151.05
   September 2015                                          September
                           62,090,003.65                   2030             1,291,629.14
   October 2015                                            October 2030
                           61,005,882.93                                    1,253,918.71
   November 2015                                           November
                           59,940,253.85                   2030             1,217,004.52
   December 2015                                           December
                           58,892,805.45                   2030             1,180,871.59
   January 2016                                            January 2031
                           57,858,108.25                                    1,145,505.21
   February 2016                                           February
                           56,798,237.08                   2031             1,110,890.95
   March 2016                                              March 2031
                           55,756,943.16                                    1,077,014.62
   April 2016                                              April 2031
                           54,733,908.94                                    1,043,862.28
   May 2016                                                May 2031
                           53,728,822.22                                    1,011,420.24
   June 2016                                               June 2031
                           52,741,376.04                                    979,675.07
   July 2016                                               July 2031
                           51,771,268.65                                    948,613.56
   August 2016                                             August 2031
                           50,818,203.34                                    918,222.75
   September 2016                                          September
                           49,881,888.42                   2031             888,489.90
   October 2016                                            October 2031
                           48,962,037.11                                    859,402.50
   November 2016                                           November
                           48,058,367.48                   2031             830,948.27
   December 2016                                           December
                           47,170,602.32                   2031             803,115.15
   January 2017                                            January 2032
                           46,298,469.12                                    775,891.28
   February 2017                                           February
                           45,441,699.96                   2032             749,265.03
   March 2017                                              March 2032
                           44,600,031.44                                    723,224.98
   April 2017                                              April 2032
                           43,773,204.58                                    697,759.89
   May 2017                                                May 2032
                           42,960,964.81                                    672,858.76
   June 2017                                               June 2032
                           42,163,061.82                                    648,510.75
   July 2017                                               July 2032
                           41,379,249.54                                    624,705.24
   August 2017                                             August 2032
                           40,609,286.05                                    601,431.79
   September 2017                                          September
                           39,852,933.53                   2032             578,680.15
   October 2017                                            October 2032
                           39,109,958.14                                    556,440.25
   November 2017                                           November
                           38,380,130.03                   2032             534,702.21
   December 2017                                           December
                           37,663,223.21                   2032             513,456.33
   January 2018                                            January 2033
                           36,959,015.50                                    492,693.07
   February 2018                                           February
                           36,267,288.50                   2033             472,403.07
   March 2018                                              March 2033
                           35,587,827.48                                    452,577.15
   April 2018                                              April 2033
                           34,920,421.35                                    433,206.27
   May 2018                                                May 2033
                           34,264,862.59                                    414,281.59
   June 2018                                               June 2033
                           33,620,947.18                                    395,794.39
   July 2018                                               July 2033
                           32,988,474.56                                    377,736.14
   August 2018                                             August 2033
                           32,367,247.55                                    360,098.45
   September 2018                                          September
                           31,757,072.32                   2033             342,873.09
   October 2018                                            October 2033
                           31,157,758.33                                    326,051.96
   November 2018                                           November
                           30,569,118.23                   2033             309,627.12
   December 2018                                           December
                           29,990,967.87                   2033             293,590.79
   January 2019                                            January 2034
                           29,423,126.22                                    277,935.31
   February 2019                                           February
                           28,865,415.29                   2034             262,653.16
   March 2019                                              March 2034
                           28,317,660.14                                    247,736.97
   April 2019                                              April 2034
                           27,779,688.76                                    233,179.50
   May 2019                                                May 2034
                           27,251,332.08                                    218,973.63
   June 2019                                               June 2034
                           26,732,423.88                                    205,112.39
   July 2019                                               July 2034
                           26,222,800.78                                    191,588.91
   August 2019                                             August 2034
                           25,722,302.14                                    178,396.48
   September 2019                                          September
                           25,230,770.07                   2034             165,528.49
   October 2019                                            October 2034
                           24,748,049.34                                    152,978.46
   November 2019                                           November
                           24,273,987.36                   2034             140,740.01
   December 2019                                           December
                           23,808,434.14                   2034             128,806.91
   January 2020                                            January 2035
                           23,351,242.23                                    117,173.01
   February 2020                                           February
                           22,902,266.67                   2035             105,832.30
   March 2020                                              March 2035
                           22,461,364.98                                    94,778.88
   April 2020                                              April 2035
                           22,028,397.09                                    84,006.92
   May 2020                                                May 2035
                           $21,603,225.31                                   $73,510.76
   June 2020                                               June 2035
                           21,185,714.31                                    63,284.78
   July 2020                                               July 2035
                           20,775,731.02                                    53,323.51
   August 2020                                             August 2035
                           20,373,144.66                                    43,621.57
   September 2020                                          September
                           19,977,826.68                   2035             34,173.66
   October 2020                                            October 2035
                           19,589,650.70                                    24,974.61
   November 2020                                           November
                           19,208,492.48                   2035             16,019.31
   December 2020                                           December
                           18,834,229.93                   2035             7,740.92
   January 2021                                            January 2036
                           18,466,743.01                                    13.70
   February 2021                                           February
                           18,105,913.73                   2036
                                                             and                      0.00
                                                           thereafter

                APPENDIX I: DEFINITION OF CLASS X PRINCIPAL REDUCTION AMOUNTS

               For any Distribution  Date, the amounts by which the  Uncertificated  Principal
Balances  of the  Uncertificated  REMIC I  Regular  Interest  X-I and  Uncertificated  REMIC I
Regular  Interest  X-II,  respectively,  will  be  reduced  on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

               The  Principal  Reduction  Amount for each of the REMIC I Regular  Interests  X will be  determined  pursuant to the  "Generic  solution  for the Class X Principal  Reduction
Amounts" set forth below (the "Generic Solution") by making  identifications  among the actual
Groups and their related  Uncertificated  REMIC I Regular  Interests X and Y and Net WAC Rates
and the  Groups  named in the  Generic  Solution  and  their  related  Uncertificated  REMIC I
Regular Interests X and Y as follows:

               A. Loan Group II will be identified with Group AA and the Uncertificated  REMIC
I Regular  Interests X-II and Y-II related to that Group will be respectively  identified with the Class XAA and Class YAA Certificates. 6.50% will be identified with J%.

               B. Loan Group I will be identified with Group BB and the  Uncertificated  REMIC
I Regular  Interests X-I and Y-I related to that Group will be  respectively  identified  with the Class XBB and Class YBB Certificates. 6.00% will be identified with K%.

GENERIC DEFINITION OF CLASS X PRINCIPAL REDUCTION AMOUNTS

J% and K% represent the interest rates on Group AA and Group BB respectively.  K% less than J%.

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PAAB =  the Group AA Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PBBB =  the Group BB Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =     the Class B Certificate Interest Rate = (J%PAAB + K%PBBB)/(PAAB + PBBB)

Yk =    the Class X-B Principal Balance after distributions on the prior Distribution Date.

Yj =    the Class X-A Principal Balance after distributions on the prior Distribution Date.

(DELTA)Yk =    the Class X-B Principal Reduction Amount.

(DELTA)Yj =    the Class X-A Principal Reduction Amount.

Zk =    the Class Y-B Principal Balance after distributions on the prior Distribution Date.

Zj =    the Class Y-A Principal Balance after distributions on the prior Distribution Date.

(DELTA)Zk =    the Class Y-B Principal Reduction Amount.

(DELTA)Zj =    the Class Y-A Principal Reduction Amount.

Pk =    the aggregate Class Principal Balance of the Uncertificated REMIC I Regular Interests
        X-B and Y-B after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans.

Pj =    the aggregate Class Principal Balance of the Uncertificated REMIC I Regular Interests
        X-A and Y-A after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans reduced by Class R-I Principal
        Balances.

(DELTA)Pk =    the aggregate principal reduction resulting on such Distribution Date on the
        Group BB Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (C)(1) or (C)(2) of the definition of Uncertificated
        REMIC I Distribution Amount) to be made and Realized Losses to be allocated on such
        Distribution Date, reduced by the portion, if any, of such reduction allocable to the
        Uncertificated REMIC I Regular Interest A-P-L, which is equal to the aggregate of the
        Class X-B and Class Y-B Principal Reduction Amounts.

(DELTA)Pj=     the aggregate principal reduction resulting on such Distribution Date on the
        Group AA Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (C)(1) or (C)(2) of the definition of Uncertificated
        REMIC I Distribution Amount) to be made and Realized Losses to be allocated on such
        Distribution Date, reduced by the portion, if any, of such reduction allocable to the
        Class R-I Certificates, which is equal to the aggregate of the Class X-A and Class
        Y-A Principal Reduction Amounts.

(alpha) =      .0005

(gamma) =      (R - K%)/(J% - R).  (gamma) is a non-negative number unless its denominator is zero, in which event it is undefined.

If (gamma) is zero, (DELTA)Yj = Yj and (DELTA)Yk = (Yk/Pk)(DELTA)Pk.

If (gamma) is undefined, (DELTA)Yk = Yk, (DELTA)Yj = (Yj/Pj)(DELTA)Pj.

In the remaining situations, (DELTA)Yj and (DELTA)Yk shall be defined as follows:

1.      If Yj - (alpha)(Pj - (DELTA)Pj) => 0, Yk- (alpha)(Pk - (DELTA)Pk) => 0, and
    (gamma)(Pk - (DELTA)Pk) less than (Pj - (DELTA)Pj),
    (DELTA)Yj = Yj - (alpha)(gamma)(Pk - (DELTA)Pk) and
    (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk).
2.      If Yj - (alpha)(Pj - (DELTA)Pj) => 0, Yk - (alpha)(Pk - (DELTA)Pk) => 0, and
    (gamma)(Pk - (DELTA)Pk) => (Pj - (DELTA)Pj), (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj) and
    (DELTA)Yk = Yk - ((alpha)/(gamma))(Pj - (DELTA)Pj).
3.      If Yj - (alpha)(Pj - (DELTA)Pj) less than 0, Yk - (alpha)(Pk - (DELTA)Pk) => 0, and
    Yk - (alpha)(Pk - (DELTA)Pk) => Yk - (Yj/(gamma)),
    (DELTA)Yj = Yj - (alpha)(gamma)(Pk - (DELTA)Pk) and
    (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk).
4.      If Yj - (alpha)(Pj - (DELTA)Pj) less than 0, Yk - (Yj/(gamma)) => 0, and
    Yk - (alpha)(Pk - (DELTA)Pk)  less than = Yk - (Yj/(gamma)), (DELTA)Yj = 0 and
    (DELTA)Yk = Yk - (Yj/(gamma)).
5.      If Yk - (alpha)(Pk - (DELTA)Pk)  less than  0, Yk - (Yj/(gamma))  less than  0, and
    Yj - (alpha)(Pj - (DELTA)Pj)  less than = Yj - ((gamma)Yk), (DELTA)Yj = Yj - ((gamma)Yk) and
    (DELTA)Yk = 0.
6.      If Yk - (alpha)(Pk - (DELTA)Pk) less than 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and
    Yj - (alpha)(Pj - (DELTA)Pj) => Yj - ((gamma)Yk),
    (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj) and
    (DELTA)Yk = Yk - ((alpha)/(gamma))(Pj - (DELTA)Pj).

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class X and Class Y Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of Yj to Yk equal to (gamma) after taking account of the allocation of Realized Losses and the distributions that will be made through end of the
    Distribution Date to which such provisions relate and assuring that the Principal
    Reduction Amount for each of the Uncertificated REMIC I Regular Interests X-A, X-B, Y-A
    and Y-B is greater than or equal to zero for such Distribution Date;
2.      Making the Class X-B Principal Balance less than or equal to 0.0005 of the sum of the
    Class X-B and Class Y-B Principal Balances and the Class X-A Principal Balance less than or equal to 0.0005 of the sum of the Class X-A and Class Y-A Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is Yj and whose denominator is the sum of Yj and Zj and (b) the fraction whose numerator is Yk and whose denominator is the sum of Yk, and Zk as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class X Principal
Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted so as to accomplish such goals within the requirement that each Class X Principal
Reduction Amount must be less than or equal to the sum of (a) the principal portion of
Realized Losses to be allocated on the related Distribution Date for the related Group and
(b) the remainder of the Uncertificated REMIC I Distribution Amount for the related Group or
Groups after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Uncertificated REMIC I Regular Interests X or Y, or, if
both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class X Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

        To calculate the initial balances for the Uncertificated REMIC I Regular Interests
X-B, X-A, Y-B and Y-A, first calculate the Group BB Subordinate Balance and the Group AA
Subordinate Balance as of the Cut-Off Date.  Then calculate R according to the definition above.  Calculate (gamma) according to the definition above.  Calculate Pk and Pj as the aggregate principal balance of the Group BB Loans as of the Cut-Off Date and the aggregate principal balance of the Group AA Loans as of the Cut-Off Date reduced by the Class R-I
Principal Balance as of the Cut-Off Date, respectively.

               If 0.0005 (gamma) Pk  less than = 0.0005 Pj, Yk = 0.0005 Pk and
Yj = 0.0005 (gamma) Pk .

               If 0.0005 (gamma) Pk > 0.0005 Pj, Yj = 0.0005 Pj, Yk = 0.0005 Pj /(gamma) .

Then Zk = Pk - Yk and Zj = Pj - Yj.

        In the execution copy of this Agreement, symbols are represented by the following labels; in any conformed copy of this Agreement, such symbols may be represented by characters other than numerals and the upper and lower case letters of the alphabet and standard punctuation, including, without limitation, Greek letters and mathematical symbols.

Example:

------------------------------------------------- -----------------------------------------------
(alpha)                                           alpha
------------------------------------------------- -----------------------------------------------
  W041>                                            delta
------------------------------------------------- -----------------------------------------------
(gamma)                                           gamma
------------------------------------------------- -----------------------------------------------